NUVEEN
   Investments

Municipal Bond
Funds

        ANNUAL REPORT APRIL 30, 2000

        Dependable, tax-free income to help you keep more of what you earn.

[PHOTOS APPEAR HERE]
INVEST WELL

LOOK AHEAD

LEAVE YOUR MARK/SM/

Intermediate Duration Municipal Bond Fund
Insured Municipal Bond Fund

     Contents
1    Dear Shareholder
3    From the Portfolio Managers' Perspective
     Nuveen Intermediate Duration Municipal Bond
     Fund Spotlight
8    Nuveen Insured Municipal Bond
     Fund Spotlight
9    Portfolio of Investments
28   Statement of Net Assets
29   Statement of Operations
30   Statement of Changes in Net Assets
31   Notes to Financial Statements
37   Financial Highlights
39   Report of Independent Public Accountants
40   Building a Better Portfolio
41   Fund Information
              Must be preceded by or accompanied by a prospectus.

DEAR
Shareholder,

[Photo of Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.


Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.


As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.





                                                           Annual Report  page 1

     In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

     In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their lives dreams. Thank you for your continued confidence.

Sincerely,



/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
June 16, 2000




Annual Report  page 2

NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND
NUVEEN INSURED MUNICIPAL BOND FUND

From the Portfolio Managers' Perspective

A rising interest rate backdrop muted municipal bond returns during the 12 months ended April 30, 2000. Tom Spalding, portfolio manager of Nuveen Intermediate Duration Municipal Bond Fund and Steve Krupa, portfolio manager of Nuveen Insured Municipal Bond Fund, discuss the economic environment in which the funds participated, as well as their funds' performance and key investment strategies.

Q What factors determined the municipal bond market's performance during the 12-month fiscal period ended April 30, 2000?

Tom Persistent inflation worries and rising interest rates put pressure on nearly all bonds, including municipal securities. The Federal Reserve Board (the Fed) raised short-term interest rates five times over the past year by a total of 125 basis points (1.25 percentage points) in an attempt to curb economic growth and stifle inflationary pressures. Bond yields moved higher in response to climbing rates, and bond prices -- which move opposite their yields -- generally declined. (The Fed raised short-term interest rates a sixth time after the fund's fiscal year ended -- bringing the short-term interest rate to 6.50%.)

Steve Rising interest rates had a mixed effect on municipal bond supply and demand, which also was a key determinant in municipal bond performance. Supply dwindled as fewer municipal issuers found it economically advantageous to refinance older debt as interest rates rose.

     In addition, many municipal issuers enjoyed budget surpluses thanks to the overall strength of national, regional and local economies. As a result of their diminished need for financing, many issuers cut back on issuing new debt.

     Demand, unfortunately, remained rather spotty throughout the year. Initially, investors gravitated to the red-hot stock market, generally avoiding fixed income securities in the process.

     When the stock market cooled in the early months of 2000 and municipal bond yields rose to 6%, demand for municipals was stronger. The municipal bond market performed better in the first quarter due to increased demand from individual investors who wished to balance their portfolios with more fixed income investments.


Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal 12-month period ended April 30, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                           Annual Report  page 3

Q  How did Nuveen Intermediate Duration Municipal Bond Fund perform?

TOM For the 12-month period ended April 30, 2000, the total return for Class A shares at net asset value was -2.02%. The fund outperformed the Lipper General Municipal Debt category, which returned -3.31%, but underperformed the Lehman Brothers Municipal Bond Index, which returned 0.92%.*
     Shareholders in the 31% federal income tax bracket would have had to earn a total return of 0.14% on a taxable investment to have earned the equivalent of their fund's tax-exempt total return for the one-year period.
     As of April 30, 2000, the fund's SEC 30-day yield was 4.91%. For investors in the 31% federal income tax bracket, that is equivalent to a yield of 7.12% on a taxable investment.

Q What key strategies did you and your team use in managing the fund during the year?

TOM Maintaining a competitive distribution yield was a key focus for us. In an effort to achieve that goal, we remained fully invested in intermediate- and long-term bonds. They generally offered higher yields than shorter-term securities and helped the fund optimize its tax-exempt dividend.
      Rising market interest rates and bond yields also presented us with some attractive opportunities to trade older, lower-coupon bonds for current, high-coupon bonds. A good example of this type of opportunity occurred when we sold some bonds issued by New York City and replaced them with bonds issued by Illinois Health.
      In making those and other trades, we looked for opportunities to improve the fund's call protection. That provides a measure of protection against having to surrender a high-yielding bond to the issuer before maturity.
      We also continued to focus on higher quality bonds, holding roughly 79% of the portfolio in AAA/U.S. guaranteed or AA-rated bonds.

Q Which bonds performed well during the past year? Which holdings were disappointments?

Tom Bonds that were refunded or bought back by their issuers performed particularly well. Recently, for example, we sold back our holdings in bonds issued by the Intermountain Power Agency at a significant premium over market prices. We invested the proceeds from the sale into bonds that had lower duration--or reduced interest-rate sensitivity--and had yields that were higher than those sold.



INTERMEDIATE DURATION

-------------------------------------------
 Top Five Sectors
-------------------------------------------

        Utilities                       22%
        U.S. Guaranteed                 17%
        Healthcare                      16%
        Tax Obligation (Limited)        10%
        Water and Sewer                  8%


INTERMEDIATE DURATION

-------------------------------------------
 Bond Credit Quality
-------------------------------------------

[PIE CHART APPEARS HERE]
        AAA/U.S.
        Guaranteed                      45%
        AA                              34%
        A                               11%
        BBB/NR                          10%

As a percentage of long-term bond holdings as of April 30, 2000. Holdings are subject to change.

     * The Lipper Peer Group returns represent the total return of the 274 funds in the Lipper General Municipal Debt Funds category for the period from May 1, 1999, through April 30, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

        The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

ANNUAL REPORT  page 4

     Healthcare bonds, on the other hand, were disappointing throughout most of the past 12 months. Reduced Medicare payments and heightened competition weighed heavily on hospitals and other healthcare facilities. We take a very selective approach, concentrating on those hospitals that we believe can thrive in response to increased competition.


Q Turning to you, Steve, how did Nuveen Insured Municipal Bond Fund perform during this fiscal period?

STEVE For the 12-month period ended April 30, 2000, the total return for Class A shares at net asset value was -2.19%. The fund outperformed the Lipper
General Municipal Debt category, which returned -3.12%, but underperformed the Lehman Brothers Insured Municipal Bond Index, which returned -1.65%.**
     Shareholders in the 31% federal income tax bracket would have had to earn a total return of 0.04% on a taxable investment to have earned the equivalent of their fund's tax-exempt total return for the 12-month period.
     As of April 30, 2000, the fund's SEC 30-day yield was 4.74%. For investors in the 31% federal income tax bracket, that is equivalent to a yield of 6.87% on a taxable investment.

Q To what do you attribute the fund's performance and what were your key strategies?

STEVE Through our active management discipline, we took advantage of opportunities that rising interest rates and higher bond yields afforded us. For example, we added value by executing tax loss swaps, selling bonds at a loss in order to buy higher-yielding bonds. As rates rose, prices on some of the fund's holdings fell. When we sold several of the fund's holdings, tax losses were incurred.
     These tax loss trades had two benefits for the fund. First, the realized tax loss can be used to offset realized capital gains for up to eight years. Furthermore, they helped increase tax-exempt income to the fund. In one such swap in the first quarter of 2000, we sold New York City Water bonds and captured a tax loss and then bought New York City Urban Development Corporation bonds, which provided additional tax-free income.





INSURED

-------------------------------------------
 Top Five Sectors
-------------------------------------------

        U.S. Guaranteed                 35%
        Healthcare                      17%
        Tax Obligation (Limited)        12%
        Tax Obligation (General)         7%
        Housing (Single Family)          7%

INSURED

-------------------------------------------
 Bond Credit Quality
-------------------------------------------

[PIE CHART APPEARS HERE]

        Insured                         66%
        Insured and U.S.
         Guaranteed                     31%
        U.S. Guaranteed                  3%

As a percentage of long-term bond holdings as of April 30, 2000. Holdings are subject to change.

     **    The Lipper Peer Group returns represent the total return of the 49 funds in the Lipper Insured Municipal Debt Funds category for the period from May 1, 1999, through April 30, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

     The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

                                                           ANNUAL REPORT  page 5

Q  Where else did you find value?

STEVE We found particular value in the insured specialty sector. A specialty state is a state with high state income taxes, such as California and New York. Normally, municipal bonds issued in these states are more expensive than the national norm (and, therefore, offer lower yields) because of the increased demand for these bonds from income-tax payers in that state.
     In the final three months of 1999, however, new issue supply was large and issuers in several specialty states had to offer their bonds at yields comparable to national municipal bonds. We took advantage of this unusual market dynamic to purchase several specialty state bonds for the fund.
     As supply abated in the first quarter of 2000 and the availability of bonds became more limited, specialty state bonds generally performed well.

Q  What is your outlook for the coming months?

STEVE From a historical perspective, municipals are priced attractively relative to their Treasury counterparts. (Of course, Treasuries are backed by the full faith and credit of the U.S. government.) To the extent that investors seek out value in the bond market, municipals could benefit.

TOM In addition to Federal Reserve policy, the near term outlook for municipals will be influenced by the level of new issuance in the market. Our view is that the municipal market could continue to be bolstered by diminished supply, as long as demand remains constant or improves.

ANNUAL REPORT  page 6

NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND

Fund Spotlight as of April 30, 2000

--------------------------------------------------------------------------------
 Quick Facts
--------------------------------------------------------------------------------

                       A Shares        B Shares         C Shares        R Shares
NAV                       $8.91           $8.91            $8.90           $8.91
Latest Monthly
 Dividend*              $0.0375         $0.0320          $0.0330         $0.0390
Fund Symbol               NMBAX           NUMBX              N/A           NUVBX
CUSIP                 67065Q202       67065Q103        67065Q301       67065Q400
Inception Date             6/95            2/97             6/95           11/76
*Paid May 1, 2000

--------------------------------------------------------------------------------
 Total Returns as of 4/30/00 (Annualized)/+/
--------------------------------------------------------------------------------

                      A Shares               B Shares       C Shares   R Shares
                   NAV       Offer     W/O CDSC     W/CDSC     NAV        NAV
1-Year           -2.02%      -6.14%     -2.78%      -6.51%   -2.71%     -1.93%
1-Year TER*       0.14%      -4.07%     -0.97%      -4.69%   -0.81%      0.31%
5-Year            5.21%       4.32%      4.47%       4.30%    4.55%      5.44%
5-Year TER*       7.52%       6.61%      6.43%       6.27%    6.56%      7.84%
10-Year           6.37%       5.91%      5.78%       5.78%    5.63%      6.61%
10-Year TER*      8.86%       8.40%      8.01%       8.01%    7.80%      9.22%

--------------------------------------------------------------------------------
 Total Returns as of 3/31/00 (Annualized)/+/
--------------------------------------------------------------------------------

                      A Shares               B Shares       C Shares   R Shares
                   NAV       Offer     W/O CDSC     W/CDSC     NAV        NAV
1-Year           -1.17%      -5.32%     -1.93%      -5.69%    -1.75%    -0.86%
5-Year            5.38%       4.47%      4.64%       4.47%     4.71%     5.63%
10-Year           6.35%       5.90%      5.77%       5.77%     5.62%     6.61%

+ Class R shares returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

--------------------------------------------------------------------------------
 Tax-Free Yields
--------------------------------------------------------------------------------

                              A Shares        B Shares      C Shares    R Shares
                            NAV     Offer        NAV           NAV         NAV
SEC 30-Day Yield           4.91%    4.70%       4.16%         4.36%       5.12%
Taxable Equivalent Yield   7.12%    6.81%       6.03%         6.32%       7.42%

--------------------------------------------------------------------------------
Index Comparison/[_]/
--------------------------------------------------------------------------------
                         [MOUNTAIN CHART APPEARS HERE]

            Nuveen Intermediate      Nuveen Intermediate      Lehman Brothers
           Duration Fund (Offer)     Duration Fund (NAV)    Municipal Bond Index
           ---------------------     -------------------    --------------------
4/1990            $ 9,580                  $10,000                $10,000
4/1991            $10,589                  $11,054                $11,149
4/1992            $11,552                  $12,059                $12,209
4/1993            $12,711                  $13,268                $13,754
4/1994            $12,942                  $13,510                $14,050
4/1995            $13,777                  $14,381                $14,985
4/1996            $14,641                  $15,283                $16,176
4/1997            $15,647                  $16,333                $17,398
4/1998            $17,055                  $17,803                $19,016
4/1999            $18,127                  $18,922                $20,337
4/2000            $17,761                  $18,540                $20,150

     --Nuveen Intermediate Duration Fund (Offer) $17,761
     --Nuveen Intermediate Duration Fund (NAV)   $18,540
     --Lehman Brothers Municipal Bond Index      $20,150

--------------------------------------------------------------------------------
  Portfolio Statistics
--------------------------------------------------------------------------------
Total Net Assets                                               $2,630.4 million
Average Effective Maturity                                          15.87 years
Weighted Average Modified Duration                                         6.96

      Nuveen Intermediate Duration Fund (Offer) $17,761
      Nuveen Intermediate Duration Fund (NAV) $18,540
      Lehman Brothers Muncipal Bond Index $20,150

/[_]/The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------
 Terms To Know
--------------------------------------------------------------------------------

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

                                                           ANNUAL REPORT  page 7

NUVEEN INSURED MUNICIPAL BOND FUND

Fund Spotlight as of April 30, 2000

--------------------------------------------------------------------------------
 Quick Facts
--------------------------------------------------------------------------------

                           A Shares        B Shares      C Shares      R Shares
                           --------        --------      --------      --------
NAV                          $10.35          $10.35        $10.26        $10.31
Latest Monthly Dividend*    $0.0450         $0.0385       $0.0395       $0.0465
Fund Symbol                   NMBIX           NMBBX         NMBKX         NITNX
CUSIP                     67065Q509       67065Q608     67065Q707     67065Q806
Inception Date                 9/94            2/97          9/94         12/86
*Paid May 1, 2000

--------------------------------------------------------------------------------
 Total Returns as of 4/30/00 (Annualized)/+/
--------------------------------------------------------------------------------

                   A Shares             B Shares         C Shares     R Shares
                 NAV     Offer     W/O CDSC    W/ CDSC      NAV          NAV
                 ---     -----     --------    -------      ---          ---
1-Year          -2.19%   -6.30%     -2.94%     -6.65%      -2.64%       -1.94%
1-Year TER*      0.04%   -4.17%     -1.05%     -4.76%      -0.67%        0.37%
5-Year           5.25%    4.34%      4.49%      4.32%       4.63%        5.48%
5-Year TER*      7.56%    6.63%      6.45%      6.30%       6.65%        7.89%
10-Year          6.91%    6.45%      6.28%      6.28%       6.13%        7.13%
10-Year TER*     9.37%    8.90%      8.48%      8.48%       8.28%        9.70%

*Taxable Equivalent Return (Based on a federal income tax rate of 31%.)
--------------------------------------------------------------------------------
 Total Returns as of 3/31/00 (Annualized)/+/
--------------------------------------------------------------------------------

                   A Shares             B Shares         C Shares     R Shares
                 NAV     Offer     W/O CDSC    W/ CDSC      NAV          NAV
                 ---     -----     --------    -------      ---          ---
1-Year         -1.55%    -5.69%     -2.30%     -6.04%      -2.00%       -1.39%
5-Year          5.31%     4.41%      4.55%      4.38%       4.71%        5.54%
10-Year         6.80%     6.35%      6.17%      6.17%       6.02%        7.01%

+Class R shares returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

--------------------------------------------------------------------------------
 Tax-Free Yields
--------------------------------------------------------------------------------

                                    A Shares      B Shares  C Shares  R Shares
                                 NAV      Offer      NAV       NAV       NAV
                                 ---      -----      ---       ---       ---
SEC 30-Day Yield                4.74%     4.54%     3.99%     4.19%     4.94%
Taxable Equivalent Yield        6.87%     6.58%     5.78%     6.07%     7.16%

--------------------------------------------------------------------------------
 Index Comparison/[_]/
--------------------------------------------------------------------------------
                         [MOUNTAIN CHART APPEARS HERE]

                                              Nuveen Insured      Nuveen Insured
                      Lehman Brothers         Municipal Bond      Municipal Bond
                    Municipal Bond Index        Fund (NAV)         Fund (Offer)
                    --------------------        ----------         ------------
4/1990                    $10,000                $10,000             $ 9,580
4/1991                    $11,149                $11,160             $10,691
4/1992                    $12,209                $12,292             $11,775
4/1993                    $13,754                $13,956             $13,369
4/1994                    $14,050                $14,083             $13,492
4/1995                    $14,985                $15,106             $14,471
4/1996                    $16,176                $16,196             $15,516
4/1997                    $17,398                $17,186             $16,464
4/1998                    $19,016                $18,740             $17,953
4/1999                    $20,337                $19,944             $19,106
4/2000                    $20,150                $19,509             $18,689

   --Nuveen Insured Municipal Bond Fund (Offer) $18,689
   --Nuveen Insured Municipal Bond Fund (NAV)   $19,509
   --Lehman Brothers Municipal Bond Index       $20,150

--------------------------------------------------------------------------------
  Portfolio Statistics
--------------------------------------------------------------------------------
Total Net Assets                                                 $774.6 million
Average Effective Maturity                                          16.07 years
Weighted Average Modified Duration                                         7.14

/[_]/The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------
 Terms To Know
--------------------------------------------------------------------------------

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

ANNUAL REPORT  page 8

Portfolio of Investments
Nuveen Intermediate Duration Municipal Bond Fund
April 30, 2000


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Alabama -- 0.9%
$      2,255   The Board of Trustees of Alabama, Agricultural and Mechanical University
                 Revenue Bonds, Series 1998, 5.000%, 11/01/25                                5/08 at 102         AAA     $1,955,739

       6,000   Birmingham-North Medical Clinic Board, Alabama, Carraway Methodist            1/01 at 102      N/R***      6,252,060
                 Medical Center, Refunding Revenue Bonds, Series 1991B, 8.000%,
                 7/01/15 (Pre-refunded to 1/01/01)

       7,000   City of Birmingham, Alabama, Water and Sewer Revenue Warrants, Series         1/08 at 102         AA-      5,730,900
                 1998-A, 4.750%, 1/01/29

      12,000   BMC Special Care Facilities Financing Authority of the City of Montgomery    11/08 at 101         AAA     10,123,320
                 (Alabama), Revenue Bonds, Series 1998-B (Baptist Health), 5.000%,
                 11/15/29
------------------------------------------------------------------------------------------------------------------------------------
               Alaska -- 0.4%

      10,935   Alaska Housing Finance Corporation, Collateralized Home Mortgage Bonds,      12/03 at 102         AAA     10,437,020
                 1990 Series A, 5.850%, 6/01/25
------------------------------------------------------------------------------------------------------------------------------------
               Arizona -- 2.5%

      14,000   Arizona Health Facilities Authority, Revenue Bonds (Catholic Healthcare      No Opt. Call        BBB+     13,775,300
                 West), 1999 Series A, 6.125%, 7/01/09

       7,750   Arizona Board of Regents, Arizona State University, System Revenue            7/02 at 101          AA      7,839,900
                 Refunding Bonds, Series 1992-A, 5.750%, 7/01/12

      16,100   Salt River Project Agricultural Improvement and Power District, Arizona,      1/02 at 100          AA     15,298,864
                 Salt River Project Electric System Revenue Bonds, 1992 Series C, 5.500%,
                 1/01/28

       7,980   Salt River Project Agricultural Improvement and Power District, Arizona,      7/00 at 100          AA      7,785,288
                 Salt River Project Electric System Revenue Bonds, 1973 Series A, 5.000%,
                 1/01/10

      17,820   Salt River Project Agricultural Improvement and Power District, Electric      1/04 at 100          AA     15,499,836
                 System Revenue Refunding Bonds, 1993 Series C, 4.750%, 1/01/17

       6,000   The Industrial Development Authority of the City of Scottsdale, Arizona,      9/01 at 102         AAA      6,046,680
                 Hospital Revenue Refunding Bonds (Scottsdale Memorial Hospitals),
                 Series 1996A, 5.625%, 9/01/12
------------------------------------------------------------------------------------------------------------------------------------
               Arkansas -- 0.6%

       2,500   Baxter County, Arkansas, Hospital Revenue Improvement Bonds, Series 1999B     9/09 at 100         BBB      2,025,250
                 (Baxter County Regional Hospital), 5.625%, 9/01/28

      10,075   Jefferson County, Arkansas, Hospital Refunding Revenue Bonds, Series 1993,    7/03 at 102           A     10,214,640
                 6.000%, 7/01/06

       4,000   Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds        12/02 at 102        BBB-      3,493,720
                 (Entergy Arkansas, Inc. Project), Series 1997, 5.600%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------
               California -- 13.8%

      21,220   California Health Facilities Financing Authority, Insured Health              7/04 at 102         AAA     20,033,590
                 Facility Refunding Revenue Bonds (Catholic Healthcare West),
                 1994 Series A, 5.000%, 7/01/14

               State of California, Department of Water Resources, Central Valley
               Project, Water System Revenue Bonds, Series L:
      15,515     5.700%, 12/01/16                                                        6/03 at 101 1/2          AA     15,626,708
       9,500     5.750%, 12/01/19                                                        6/03 at 101 1/2          AA      9,524,035
      12,250     5.500%, 12/01/23                                                        6/03 at 101 1/2          AA     11,772,495

      21,000   State of California, Department of Water Resources, Central Valley           12/03 at 101          AA     17,722,740
                 Project, Water System Revenue Bonds, Series M, 4.875%, 12/01/27

      12,000   State Public Works Board of the State of California, Lease Revenue           11/04 at 102         Aaa     13,291,320
                 Bonds (Department of Corrections), 1994 Series A (California State
                 Prison-Monterey County (Soledad II)), 7.000%, 11/01/19 (Pre-refunded to 11/01/04)

               Portfolio of Investments
               Nuveen Intermediate Duration Municipal Bond Fund (continued) April 30, 2000

   Principal                                                                               Optional Call                      Market
Amount (000)   Description                                                                   Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               California (continued)
$     38,795   California Statewide Communities Development Authority, Certificates of       7/03 at 102          AA     $35,810,501
                 Participation, St. Joseph Health System Obligated Group, 5.500%, 7/01/23
      15,725   Central Joint Powers Health Financing Authority, Certificates of              2/03 at 102        Baa1      13,744,122
                 Participation, (Community Hospital of Central California), 5.250%, 2/01/13
       9,000   East Bay Municipal Utility District (Alameda and Contra Costa Counties,       6/03 at 102         AAA       7,984,710
                 California), Water System Subordinated Revenue Refunding Bonds, Series
                 1993A, 5.000%, 6/01/21
      15,000   Foothill/Eastern Transportation Corridor Agency (California),                 1/07 at 100         AAA      15,985,650
                  Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                  (Pre-refunded to 1/01/07)
      17,040   Los Angeles Convention and Exhibition Center Authority, Lease Revenue Bonds,  8/03 at 102         AAA      16,653,362
                  1993 Refunding Series A, The City of Los Angeles (California),
                  5.125%, 8/15/13
      25,000   Department of Water and Power of the City of Los Angeles, California,        No Opt. Call         Aa3      25,209,750
                  Electric Plant Revenue Bonds, Issue of 2000, 5.000%, 2/15/02
      17,575   Department of Water and Power of the City of Los Angeles, California,         4/02 at 102       AA***      18,482,925
                  Water Works Revenue Bonds, Issue of 1992, 6.500%, 4/15/32
       6,000   The City of Los Angeles (California), Wastewater Refunding Bonds,             6/03 at 102         AAA       5,920,080
                  Series 1993-B, 5.700%, 6/01/23
      20,670   The City of Los Angeles (California), Wastewater System Revenue Bonds,       11/03 at 102         AAA      18,919,664
                  Series 1993-D,  5.200%, 11/01/21
      15,750   Los Angeles County Metropolitan Transportation Authority,                     7/03 at 102         AA-      15,878,993
                  Proposition A Sales Tax Revenue Refunding Bonds,
                  Series 1993-A, 5.500%, 7/01/13
               Los Angeles County Metropolitan Transportation Authority,
               Proposition C Sales Tax Revenue Second Senior Bonds, Series 1993-B:
      20,935   4.750%, 7/01/18                                                               7/03 at 102         AAA      18,777,020
       8,000   5.250%, 7/01/23                                                               7/03 at 102         AAA       7,332,880
      10,500   Los Angeles County Sanitation Districts Financing Authority,                 10/03 at 102          AA      10,528,875
                  Capital Projects Revenue Bonds, 1993 Series A
                  (Senior Ad Valorem Obligation Bonds), 5.375%, 10/01/13
      31,360   Los Angeles County Transportation Commission (California),                    7/02 at 102         Aaa      33,376,448
                  Proposition C Sales Tax Revenue Bonds, Second Senior Bonds,
                  Series 1992-A, 6.750%, 7/01/19 (Pre-refunded to 7/01/02)
       5,000   The Metropolitan Water District of Southern California, Water Revenue Bonds,  7/02 at 102          AA       4,886,700
                  Issue of 1992, 5.500%, 7/01/19
      18,300   Sacramento County Sanitation Districts Financing Authority,                  12/03 at 102          AA      15,320,394
                  1993 Revenue Bonds, 4.750%, 12/01/23
       4,000   County of San Diego, California, Certificates of Participation,               9/09 at 101        Baa3       3,861,680
                  The Burnham Institute, 6.250%, 9/01/29
       8,050   The Regents of the University of California, Refunding Revenue Bonds          9/02 at 102         AAA       8,615,754
                  (Multiple Purpose Projects), Series A, 6.875%, 9/01/16
                  (Pre-refunded to 9/01/02)
------------------------------------------------------------------------------------------------------------------------------------
               Colorado - 1.7%
      16,300   Colorado Housing and Finance Authority, Single-Family Housing Revenue        11/01 at 102         AAA      16,698,372
                  Refunding Bonds, 1991 Series A, 7.250%, 11/01/31
       8,500   City of Colorado Springs, Colorado, Utilities System Subordinate Lien        11/08 at 100          AA       7,034,090
                  Improvement Revenue Bonds, Series 1998A, 4.750%, 11/15/26
       6,845   City and County of Denver, Colorado, Airport System Revenue Bonds,           11/01 at 100         AAA       6,863,755
                  Series 1996D, 5.875%, 11/15/16
      10,000   City and County of Denver, Colorado, Airport System Revenue Bonds,           11/01 at 102        BBB+      10,527,400
                  Series 1991D, 7.750%, 11/15/21 (Alternative Minimum Tax)
      10,000   E-470 Public Highway Authority (Colorado), Senior Revenue Bonds,             No Opt. Call         AAA       2,745,200
                  Series 1997B, 0.000%, 9/01/21


   Principal                                                                               Optional Call                      Market
Amount (000)   Description                                                                   Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 0.8%
$     25,050   Washington Convention Center Authority (Washington, D.C.),                   10/08 at 100         AAA    $ 20,388,696
                  Senior Lien Dedicated Tax Revenue Bonds, Series 1998, 4.750%, 10/01/28
------------------------------------------------------------------------------------------------------------------------------------
               Florida - 2.2%
      32,000   Hillsborough County Industrial Development Authority,                         5/02 at 103          AA      34,781,760
                  Pollution Control Revenue Refunding Bonds (Tampa Electric Company
                  Project), Series 1992, 8.000%, 5/01/22
      25,000   Orlando, Florida, Utilities Commission Water and Electric                    10/00 at 100         Aa2      21,776,250
                  Subordinated Revenue Bonds, Series 1989D, 5.000%, 10/01/23
       1,190   The Elderly Housing Corporation of Sarasota, Inc.                             7/00 at 103         N/R       1,229,056
                  (Elderly Housing Project for the Sarasota Housing Authority),
                  First Mortgage Revenue Bonds, Series 1978, 7.500%, 7/01/09
------------------------------------------------------------------------------------------------------------------------------------
               Guam - 0.1%
       2,000   Guam Power Authority, Revenue Bonds, 1999 Series A, 5.250%, 10/01/34         10/09 at 101         BBB       1,669,400
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Hawaii - 0.3%
       8,000   Department of Budget and Finance of the State of Hawaii, Special Purpose      7/01 at 102         AAA       8,428,720
                  Revenue Bonds,  Kapiolani Health Care System Obligated Group
                  (Pali Momi Medical Center Project),
                  Series 1991, 7.650%, 7/01/19 (Pre-refunded to 7/01/01)
------------------------------------------------------------------------------------------------------------------------------------
               Illinois - 18.5%
       7,880   City of Chicago, General Obligation Bonds, Project Series 1993,               1/04 at 102         AAA       7,301,450
                  5.250%, 1/01/18
      15,095   Chicago Metropolitan Housing Development Corporation,                         7/02 at 102          AA      15,710,423
                  Housing Development Revenue Refunding Bonds
                  (FHA-Insured Mortgage Loans - Section 8 Assisted Projects),
                  Series 1992B, 6.900%, 7/01/22
       7,965   City of Chicago, Motor Fuel Tax Revenue Bonds, Refunding Series 1993,         1/03 at 101         AAA       7,256,673
                  5.000%, 1/01/16
       5,000   City of Chicago, O'Hare International Airport, Special Facility              11/00 at 102        Baa1       5,127,550
                  Revenue Bonds (American Airlines Inc. Project), Series 1990A, 7.875%,
                  11/01/25 (Alternative Minimum Tax)
      21,710   City of Chicago, O'Hare International Airport, General Airport                1/04 at 102         AAA      19,395,063
                  Second Lien Revenue Refunding Bonds,
                  1993 Series C, 5.000%, 1/01/18
      61,250   City of Chicago, O'Hare International Airport, General Airport                1/04 at 102          A+      54,819,363
                  Revenue Refunding Bonds 1993 Series A, 5.000%, 1/01/16
      22,335   City of Chicago, Water Revenue Bonds, Series 1995, 5.000%, 11/01/15          11/06 at 102         AAA      20,491,469
      25,380   The County of Cook, Illinois, General Obligation Bonds, Series 1993A,        11/03 at 100         AAA      21,703,199
                  5.000%, 11/15/23
      17,300   DuPage Water Commission (DuPage, Cook and Will Counties, Illinois),           3/02 at 100         AAA      17,497,047
                  General Obligation Water Refunding Bonds, Series 1992, 5.750%, 3/01/11
      11,350   DuPage Water Commission (DuPage, Cook and Will Counties, Illinois),           5/03 at 102         Aa1      10,941,173
                  Water Refunding Revenue Bonds, Series 1993, 5.250%, 5/01/14
      17,075   Illinois Educational Facilities Authority, Revenue Refunding Bonds,           7/03 at 102         Aa1      16,386,195
                  The University of Chicago, Series 1993B, 5.600%, 7/01/24
      57,600   Illinois Health Facilities Authority, Revenue Bonds, Series 1994A             8/04 at 102         AA+      56,192,256
                  (Northwestern Memorial Hospital), 6.000%, 8/15/24
       6,115   Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1993   10/03 at 102          A-       5,261,591
                  (Illinois Masonic Medical Center), 5.500%, 10/01/19
      10,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992             10/02 at 102         AAA      10,052,700
                  (Highland Park Hospital), 6.200%, 10/01/22
      34,120   Illinois Health Facilities Authority, Revenue Bonds, Series 1993             11/03 at 102         AAA      31,423,838
                  (Rush-Presbyterian-St. Luke's Medical Center Obligated Group),
                  5.500%, 11/15/25
       7,275   Illinois Health Facilities Authority, Revenue Bonds, Series 1994              3/04 at 102         AAA       7,599,392
                  (Southern Illinois Hospital Services), 5.850%, 3/01/14
                  (Pre-refunded to 3/01/04)

               Portfolio of Investments

               April 30, 2000

   Principal                                                                               Optional Call                      Market
Amount (000)   Description                                                                   Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               Illinois (continued)
$      3,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1998A            11/08 at 101         AAA     $ 2,530,710
                  (Rush-Presbyterian-St. Luke's Medical Center Obligated Group),
                  5.000%, 11/15/24
       8,000   Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Bonds,     2/06 at 102         AAA       7,894,400
                  Series 1996 (Sinai Health System), 6.000%, 2/15/24
       9,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1999             11/09 at 101           A       8,432,100
                  (OSF Healthcare System), 6.250%, 11/15/29
      15,100   State of Illinois, General Obligation Bonds, Series of March 1992            10/02 at 102          AA      15,756,850
                  (Full Faith and Credit), 6.200%, 10/01/04
               State of Illinois, General Obligation Bonds, Series of August 1992
                  (Full Faith and Credit):
      14,750      5.875%, 6/01/10                                                            6/02 at 102          AA      15,071,108
       5,000      5.875%, 6/01/11                                                            6/02 at 102          AA       5,095,950
      10,000   State of Illinois, General Obligation Bonds, Series of April 1993             4/03 at 102          AA       9,934,100
                  (Full Faith and Credit), 5.700%, 4/01/18
      14,200   State of Illinois, Build Illinois Bonds (Sales Tax Revenue Bonds),            6/03 at 102         AAA      13,247,038
                  Series S, 5.250%, 6/15/18
      15,315   State of Illinois, Build Illinois Bonds (Sales Tax Revenue Bonds),            6/01 at 100         AAA      15,357,576
                  Series O, 6.000%, 6/15/18
               The Illinois State Toll Highway Authority, Toll Highway Priority
                  Revenue Bonds, 1992 Series A:
      20,000      6.450%, 1/01/13 (Pre-refunded to 1/01/03)                                  1/03 at 102      AA-***      21,070,000
       8,805      6.200%, 1/01/16 (Pre-refunded to 1/01/03)                                  1/03 at 102         AAA       9,234,772
      43,180   Metropolitan Pier and Exposition Authority (Illinois), McCormick              6/03 at 102         Aaa      45,843,342
                  Place Expansion Project Bonds, Series 1992A, 6.500%, 6/15/27
                  (Pre-refunded to  6/15/03)
       7,500   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry          6/03 at 102         AAA       7,812,525
                  and Will Counties, Illinois, General Obligation Refunding Bonds,
                  Series 1993B, 5.800%, 6/01/13: (Pre-refunded to 6/01/03)
      11,215   Forest Preserve District of Will County, Illinois, General                   No Opt. Call         AAA       3,696,240
                  Obligation Bonds, Series 1999B, 0.000%, 12/01/18
       1,515   The Elderly Housing Corporation of Zion, Illinois, Housing Development        9/00 at 101           A       1,538,089
                  Revenue Bonds (Dell-Zion Associates -- Section 8 Assisted Project),
                  Series 1978, 7.750%, 3/01/10
------------------------------------------------------------------------------------------------------------------------------------
               Indiana - 3.9%
      10,835   Duneland School Building Corporation, First Mortgage Bonds,                   8/07 at 101         AAA      11,133,613
                  Series 1997, 5.450%, 8/01/15 (Pre-refunded to 8/01/07)
      11,590   Indiana Health Facilities Financing Authority, Hospital Revenue               9/02 at 102         AAA      11,817,975
                  Refunding Bonds, Series 1992A (Methodist Hospital of Indiana, Inc.),
                  5.750%, 9/01/11
      49,600   Indiana Health Facilities Financing Authority, Hospital Revenue Bonds        11/05 at 100         Aaa      51,199,600
                  (Daughters of Charity), Series 1993, 5.750%, 11/15/22
                  (Pre-refunded to 11/15/05)
      10,100   Indiana State Office Building Commission, Correctional Facilities Program,   12/01 at 102      Aa2***      10,543,289
                  Revenue Bonds, Series 1991, 6.375%, 7/01/16 (Pre-refunded to 12/01/01)
       2,750   The Indianapolis Local Public Improvement Bond Bank, Series 1992 D Bonds,     2/03 at 102          AA       2,892,230
                  6.750%, 2/01/20
      12,500   The Indianapolis Local Public Improvement Bond Bank, Series 1993 A Bonds,     1/03 at 102         AAA      12,638,625
                  6.000%, 1/10/18
       2,300   Southwind Housing, Inc., Evansville, Indiana, First Mortgage Revenue Bonds,   5/00 at 100      N/R***       2,510,749
                  Series 1978A, 7.125%, 11/15/21
------------------------------------------------------------------------------------------------------------------------------------
               Iowa - 0.3%
       3,815   City of Davenport, Iowa, Hospital Facility Revenue Bonds (Mercy Hospital      7/02 at 100         AAA       4,022,803
                  Project), Series 1992, 6.625%, 7/01/14 (Pre-refunded to 7/01/02)
       2,575   Iowa Housing Finance Authority, Single Family Mortgage Bonds,                 8/00 at 100         Aaa       2,579,043
                  1977 Series A, 5.875%, 8/01/08

   Principal                                                                               Optional Call                      Market
Amount (000)   Description                                                                   Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               Kentucky - 4.3%

$     34,500   County of Carroll, Kentucky, Collateralized Pollution Control Revenue         9/02 at 102          A1    $ 36,636,930
                 Bonds (Kentucky Utilities Company Project), 1992 Series A,
                 7.450%, 9/15/16

      27,420   Kenton County Airport Board (Commonwealth of Kentucky), Special Facilities    2/02 at 102        BBB-      27,806,622
                 Revenue Bonds, 1992 Series A (Delta Air Lines, Inc. Project),
                 7.125%, 2/01/21 (Alternative Minimum Tax)

         740   Kentucky Housing Corporation, Housing Revenue Bonds (FHA-Insured/VA           7/01 at 102         AAA         750,064
                 Guaranteed), 1991 Series A, 7.250%, 1/01/17

               Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured
               or Guaranteed  Mortgage Loans), 1993 Series B:
      17,600     5.300%, 7/01/10                                                            1/04 at 102         AAA      17,421,536
      13,400     5.400%, 7/01/14                                                            1/04 at 102         AAA      12,910,632

      16,980   The Turnpike Authority of Kentucky, Resource Recovery Road Revenue            7/00 at 100          A+      16,550,915
                 Refunding Bonds, 1987 Series A, 5.000%, 7/01/08
------------------------------------------------------------------------------------------------------------------------------------
               Maine - 0.9%

               Maine State Housing Authority, Mortgage Purchase Bonds, 1994 Series A:
      13,650     5.650%, 11/15/20                                                           2/04 at 102          AA      13,030,700
      10,000     5.700%, 11/15/26                                                           2/04 at 102          AA       9,509,700
------------------------------------------------------------------------------------------------------------------------------------
               Maryland - 0.1%

       2,315   Community Development Administration, Maryland Department of Housing          1/07 at 102         Aa2       2,315,556
                 and Community Development, Housing Revenue Bonds, Series 1996A,
                 5.875%, 7/01/16
------------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 2.1%

       5,000   Massachusetts Bay Transportation Authority, Certificates of Participation,    8/00 at 102         AAA       5,140,650
                 1990 Series A, 7.650%, 8/01/15 (Pre-refunded to 8/01/00)

               Massachusetts Water Resources Authority, General Revenue Refunding Bonds,
               1993 Series B:
      14,890     5.250%, 3/01/13                                                            3/03 at 102          A+      14,409,500
      10,795     5.000%, 3/01/22                                                            3/03 at 100          A+       9,377,293

               Massachusetts Water Resources Authority, General Revenue Bonds,
               1993 Series C:
      12,705     5.250%, 12/01/20 (Pre-refunded to 12/01/04)                               12/04 at 102         Aaa      13,059,597
      13,345     5.250%, 12/01/20                                                          12/04 at 102          A+      12,251,110
------------------------------------------------------------------------------------------------------------------------------------
               Michigan - 7.1%

      15,000   School District of the City of Detroit, Wayne County, Michigan, School        5/06 at 102         AAA      15,678,300
                 Building and Site Improvement Bonds (Unlimited Tax General Obligation),
                 Series 1996A, 5.700%, 5/01/25 (Pre-refunded to 5/01/06)

      10,000   School District of the City of Detroit, Wayne County, Michigan, School        5/09 at 101         AAA       8,223,500
                 Building and Site Improvement Bonds (Unlimited Tax General Obligation),
                 Series 1998B, 4.750%, 5/01/28

      11,335   City of Grand Rapids, Michigan, Water Supply System Refunding Revenue         1/01 at 102         AAA      11,678,904
                 Bonds, Series 1991, 6.500%, 1/01/15

       3,370   Michigan Higher Education Facilities Authority, Limited Obligation            5/08 at 100          AA       3,035,595
                 Revenue and Revenue Refunding Bonds, Series 1998C
                 (Aquinas College Project), 5.125%, 5/01/16

      10,000   State Building Authority, State of Michigan, 1991 Revenue Refunding          10/01 at 102          AA      10,151,300
                 Bonds, Series I, 6.250%, 10/01/20

               State Building Authority, State of Michigan, 1998 Revenue Bonds
               Series I (Facilities Program):
      14,080     4.750%, 10/15/17                                                          10/09 at 100          AA      12,170,470
       8,650     4.750%, 10/15/21                                                          10/09 at 100          AA       7,258,042

       4,000   Michigan State Hospital Finance Authority, Revenue Bonds, Sisters of          2/01 at 102         Aaa       4,159,280
                 Mercy Health Corporation, Series 1991J, 7.000%, 2/15/21
                 (Pre-refunded to 2/15/01)

               Portfolio of Investments
               Nuveen Intermediate Duration Municipal Bond Fund (continued) April 30, 2000

   Principal                                                                               Optional Call                      Market
Amount (000)   Description                                                                   Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               Michigan (continued)
               Michigan State Hospital Finance Authority, Hospital Revenue and Refunding
               Bonds (The Detroit Medical Center Obligated Group), Series 1993B:
$     19,585      5.750%, 8/15/13                                                            8/04 at 102        BBB-    $ 16,590,454
      69,575      5.500%, 8/15/23                                                            8/04 at 102        BBB-      53,015,454
       3,000   Michigan State Hospital Finance Authority Revenue Refunding Bonds            10/05 at 100         AAA       3,342,570
                  (Genesy's Health System Obligated Group), Series 1995A,
                  7.500%, 10/01/27 (Pre-refunded to 10/01/05)
      12,080   Michigan State Housing Development Authority, Rental Housing Revenue Bonds,   4/04 at 102         AAA      12,048,350
                  1994 Series B, 5.700%, 4/01/12
      15,600   State of Michigan, State Trunk Line Fund Bonds, Series 1992A,
                  5.500%, 10/01/21                                                          10/02 at 100          AA      15,323,880
      16,805   Hospital Finance Authority of the City of St. Joseph, Revenue                 1/04 at 102         AAA      15,623,272
                  Refunding Bonds (Mercy Memorial Medical Center Obligated Group),
                  Series 1993, 5.250%, 1/01/16
------------------------------------------------------------------------------------------------------------------------------------
               Minnesota - 0.4%
       1,120   Minnesota Housing Finance Agency, Housing Development Bonds, 1977 Series A,   8/00 at 101          AA       1,131,021
                  6.250%, 2/01/20
       8,150   Minnesota Housing Finance Agency, Rental Housing Bonds, 1995 Series D,        2/05 at 102         AAA       8,235,331
                  5.800%, 8/01/11
------------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 0.2%
       7,500   Mississippi Business Finance Corporation, Pollution Control                  10/03 at 102        BBB-       6,508,200
                  Revenue Refunding Bonds  (System Energy Resources, Inc. Project),
                  Series 1998, 5.875%, 4/01/22
------------------------------------------------------------------------------------------------------------------------------------
               Missouri - 0.4%
       3,650   The Industrial Development Authority of the City of Kansas City, Missouri,   11/08 at 102         N/R       3,045,122
                  Retirement Facility Refunding and Improvement Revenue Bonds,
                  Series 1998A (Kingswood Project),  5.800%, 11/15/17
       6,195   Missouri Housing Development Commission, Housing Development Bonds,           9/00 at 101         AA+       6,279,314
                  Series B 1979 (Federally Insured Mortgage Bonds), 7.000%, 9/15/22
------------------------------------------------------------------------------------------------------------------------------------
               Montana - 0.2%
       5,825   Montana Health Facility Authority, Health Care Revenue Bonds,                 6/06 at 102        BBB-       5,258,461
                  Series 1996 (Community Medical Center, Inc.), 6.375%, 6/01/18
------------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 0.7%
      18,230   Consumer's Public Power District, Nebraska, Nuclear Facility Revenue          7/00 at 100          A+      18,228,724
                  Bonds, 1968 Series, 5.100%, 1/01/03
------------------------------------------------------------------------------------------------------------------------------------
               Nevada - 0.4%
       1,990   City of Henderson, Nevada, Local Improvement District No. T-4 (Green Valley   5/09 at 103         N/R       1,787,577
                  Properties), Senior  Limited Obligation Refunding Bonds, 1999 Series A,
                  5.900%, 11/01/18
       8,630   City of Reno, Nevada, Insured Hospital Revenue Bonds (St. Mary's              5/03 at 102         AAA       8,699,040
                  Regional Medical Center), Series 1993A, 5.800%, 5/15/13
------------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 0.3%
       8,500   The Industrial Development Authority of the State of New Hampshire,          12/01 at 103          A-       8,886,325
                  Pollution Control Revenue Bonds (Central Maine Power Company Project),
                  1984 Series B, 7.375%, 5/01/14
------------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 0.4%
      10,750   New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds,        5/02 at 102          A+      11,279,330
                  1992 Series A, 6.950%, 11/01/13
------------------------------------------------------------------------------------------------------------------------------------
               New Mexico - 0.2%
       5,000   City of Farmington, New Mexico, Pollution Control Refunding Revenue           4/01 at 102          A+       5,183,950
                  Bonds (Southern California Edison Company - Four Corners Project),
                  1991 Series A, 7.200%, 4/01/21

   Principal                                                                               Optional Call                      Market
Amount (000)   Description                                                                   Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               New York - 6.6%
$     11,190   Battery Park City Authority, Senior Revenue Refunding Bonds,                 11/03 at 102          AA    $ 10,473,952
                  Series 1993A, 5.000%, 11/01/13
       2,350   The City of New York, General Obligation Bonds, Fiscal 1996 Series C,        No Opt. Call          A-       2,425,459
                  6.000%, 8/15/04
       8,000   The City of New York, General Obligation Bonds, Fiscal 1994 Series D,     8/03 at 101 1/2          A-       8,088,240
                  5.750%, 8/15/11
       8,525   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,     8/02 at 101 1/2         AAA       8,972,989
                  Fixed Rate Bonds, Subseries C-1, 6.625%, 8/01/12
                  (Pre-refunded to 8/01/02)
       7,500   The City of New York, General Obligation Bonds, Fiscal 1996 Series G,        No Opt. Call          A-       7,712,025
                  5.900%, 2/01/05
      15,620   The City of New York, General Obligation Bonds, Fiscal 1997 Series E,     8/06 at 101 1/2          A-      15,887,571
                  6.000%, 8/01/16
      14,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series F,         2/05 at 101       A-***      15,034,740
                  6.625%, 2/15/25 (Pre-refunded to 2/15/05)
      10,770   The City of New York, General Obligation Bonds, Fiscal 1998 Series J,         8/08 at 101          A-      10,480,502
                  5.375%, 8/01/13
       4,000   The City of New York, General Obligation Bonds, Fiscal 1999 Series H,         3/09 at 101          A-       3,365,320
                  5.000%, 3/15/29
       8,600   New York City Municipal Water Finance Authority, Water and Sewer          6/02 at 101 1/2         Aa3       8,682,044
                  System Revenue Bonds, Fiscal 1993 Series A, 6.000%, 6/15/17
       8,195   New York City Transitional Finance Authority, Future Tax Secured Bonds,       5/10 at 101          AA       8,436,998
                  Fiscal 2000 Series C,  5.875%, 11/01/14 (WI)
       3,050   Dormitory Authority of the State of New York, Insured Revenue Bonds           7/00 at 102         AAA       3,124,481
                  (Special Act School  Districts), 7.000%, 7/01/13
                  (Pre-refunded to 7/01/00)
       5,515   Dormitory Authority of the State of New York, Cornell University Revenue      7/00 at 102         AA+       5,652,820
                  Bonds, Series 1990A, 7.375%, 7/01/20
       8,400   Dormitory Authority of the State of New York, Beth Israel Medical Center     11/00 at 102         AAA       8,601,012
                  Revenue Bonds, Series 1996, 6.000%, 11/01/15
       8,000   Dormitory Authority of the State of New York, Mental Health Services          2/07 at 102           A       7,568,240
                  Facilities Improvement Revenue Bonds, Series 1997B, 5.500%, 8/15/17
               New York State Housing Finance Agency, Health Facilities Revenue Bonds
               (New York City), 1990 Series A Refunding:
      16,160      8.000%, 11/01/08 (Pre-refunded to 11/01/00)                                11/00 at 102        AAA      16,768,262
       2,550      8.000%, 11/01/08                                                           11/00 at 102       BBB+       2,613,011
       8,000   New York Local Government Assistance Corporation (A Public Benefit            4/02 at 102         AAA       8,472,400
                  Corporation of the State of New York), Series 1991D Bonds,
                  7.000%, 4/01/18 (Pre-refunded to 4/01/02)
       9,685   State of New York Mortgage Agency, Mortgage Revenue Bonds,                   10/00 at 100         Aaa       9,692,651
                  Eighth Series A, 6.875%, 4/01/17
      10,270   Power Authority of the State of New York, General Purpose Revenue             1/03 at 102         AAA      10,537,534
                  Bonds, Series CC, 5.250%, 1/01/18 (Pre-refunded to 1/01/03)
       5,000   Triborough Bridge and Tunnel Authority (New York), General Purpose            1/04 at 100         Aa3       4,275,700
                  Revenue Bonds, Series 1994A, 4.750%, 1/01/19
------------------------------------------------------------------------------------------------------------------------------------
               North Carolina - 2.7%
      69,150   North Carolina Eastern Municipal Power Agency, Power System                   1/03 at 102         BBB      69,392,025
                  Revenue Bonds, Refunding Series 1993 B, 6.250%, 1/01/12
       1,130   Housing Authority of the City of Wilmington, North Carolina, First            6/00 at 100      N/R***       1,138,554
                  Mortgage Revenue Bonds, Series 1979, 7.750%, 6/01/10
------------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 0.9%
       2,970   Midwest City Memorial Hospital Authority (Midwest City, Oklahoma),            4/02 at 102     BBB+***       3,154,883
                  Hospital Revenue Bonds, Series 1992, 7.375%, 4/01/12
                  (Pre-refunded to 4/01/02)
      21,160   Trustees of the Tulsa Municipal Airport Trust, 1988 Adjustable Rate          12/00 at 102        Baa1      21,512,737
                  Revenue Obligations, 7.375%, 12/01/20 (Alternative Minimum Tax)

               Portfolio of Investments
               Nuveen Intermediate Duration Municipal Bond Fund (continued) April 30, 2000

   Principal                                                                               Optional Call                      Market
Amount (000)   Description                                                                   Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               Oregon - 0.4%
$     10,000   State of Oregon, Department of Administrative Services, Certificates of       5/07 at 101         AAA    $ 10,493,400
                  Participation, 1997 Series A, 5.800%, 5/01/24
                  (Pre-refunded to 5/01/07)
------------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 3.5%
      10,000   Lehigh County Industrial Development Authority, Pollution Control Revenue     9/04 at 102         AAA      10,248,100
                  Refunding Bonds, 1994 Series B (Pennsylvania Power and Light Company
                  Project), 6.400%, 9/01/29
      22,500   Pennsylvania Housing Finance Agency, Rental Housing Refunding Bonds,          7/03 at 102         AAA      22,347,225
                  Issue 1993, 5.750%, 7/01/14
               Pennsylvania Housing Finance Agency, Multifamily Housing Refunding Bonds
               (Federal Housing Administration Insured Mortgage Loans), Issue 1992:
       4,025      8.100%, 7/01/13                                                            7/02 at 102         AAA       4,289,885
      16,830      8.200%, 7/01/24                                                            7/02 at 102         AAA      17,942,968
      16,600   Pennsylvania Intergovernmental Cooperation Authority, Special Tax             6/03 at 100         AAA      14,424,404
                  Revenue Refunding Bonds (City of Philadelphia Funding Program),
                  Series of 1993A, 5.000%, 6/15/22
      12,500   City of Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds,            8/01 at 100         AAA      12,868,875
                  Sixteenth Series, 7.000%, 8/01/18 (Pre-refunded to 8/01/01)
      11,070   Public Auditorium Authority of Pittsburgh and Allegheny County                8/09 at 101         AAA       9,568,244
                  (Allegheny County, Pennsylvania),  Hotel Room Excise Tax Revenue Bonds,
                  Series of 1999, 5.125%, 2/01/35
------------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 0.3%
       8,095   Rhode Island Convention Center Authority, Refunding Revenue Bonds,            5/03 at 100         AAA       7,110,891
                  1993 Series B, 5.000%, 5/15/20
------------------------------------------------------------------------------------------------------------------------------------
               Texas - 4.9%
               City of Austin, Texas, Water, Sewer and Electric Refunding Revenue Bonds,
               Series 1982:
          75      14.000%, 11/15/01 (Pre-refunded to 5/15/01)                                5/01 at 100       A2***          79,170
       1,220      14.000%, 11/15/01                                                          5/00 at 100        A***       1,326,555
       6,635      14.000%, 11/15/01                                                         No Opt. Call           A       7,100,379
      29,500   Brazos River Authority (Texas), Collateralized Revenue Refunding Bonds        8/00 at 102         AAA      29,574,045
                  (Houston Lighting and Power Company Project), Series 1995,
                  5.800%, 8/01/15
       6,585   Crowley Independent School District, Tarrant and Johnson Counties,            8/08 at 100         AAA       6,932,754
                  Unlimited Tax School Building Bonds, Series 1997, 6.500%, 8/01/23
               Grapevine-Colleyville Independent School District (Tarrant and Dallas
               Counties, Texas), Unlimited Tax School Building and Refunding Bonds,
               Series 1998:
       4,890      0.000%, 8/15/19                                                           No Opt. Call         AAA       1,533,651
      10,000      0.000%, 8/15/24                                                           No Opt. Call         AAA       2,263,000
      25,900   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,          8/04 at 102         AAA      25,354,028
                  Series 1994, 5.300%, 8/15/13
       7,000   Harris County Health Facilities Development Corporation (Texas),              2/01 at 102         AAA       7,229,880
                  Hospital Revenue Bonds (St. Luke's Episcopal Hospital Project),
                  Series 1991A, 6.750%, 2/15/21
      53,280   City of San Antonio, Texas, Electric and Gas Systems Revenue Refunding        2/02 at 101         Aa1      48,294,058
                  Bonds, New Series 1992, 5.000%, 2/01/17
------------------------------------------------------------------------------------------------------------------------------------
               Utah - 0.4%
       8,300   Intermountain Power Agency (Utah), Power Supply Revenue Refunding Bonds,      7/03 at 102          A+       8,180,895
                  1993 Series A, 5.500%, 7/01/13
       1,205   Layton, Utah, Industrial Development Revenue Bonds (C.D.I. Ltd. Project -     6/00 at 100        Baa3       1,206,916
                  K-Mart Guaranteed), 8.750%, 6/01/05

   Principal                                                                              Optional Call                       Market
Amount (000)   Description                                                                  Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               Vermont - 0.1%
$        165   University of Vermont and State Agricultural College, Housing,                7/00 at 100          A+   $     165,454
                 Dining and Student Services Facilities System Bonds, Lot 1,
                 Series 1969-A, 6.300%, 7/01/06
------------------------------------------------------------------------------------------------------------------------------------
               Virginia - 3.8%
       7,750   Richmond Metropolitan Authority (Virginia), Expressway Revenue and            7/02 at 102         AAA       7,876,480
                 Refunding Bonds, Series 1992-B, 6.250%, 7/15/22
      39,630   Virginia Housing Development Authority, Commonwealth Mortgage Bonds,          1/02 at 102         AA+      40,459,060
                 1992 Series A, 7.150%, 1/01/33
       3,070   Virginia Housing Development Authority, Multifamily Mortgage Bonds,           5/00 at 100         AA+       3,075,066
                 1978 Series B, 6.700%, 11/01/21
               Virginia Housing Development Authority, Multifamily Housing Bonds,
               1993 Series C:
      19,080     5.550%, 5/01/08                                                             5/03 at 102         AA+      19,146,017
      28,075     5.900%, 5/01/14                                                             5/03 at 102         AA+      28,207,514
------------------------------------------------------------------------------------------------------------------------------------
               Washington - 6.3%
       5,860   Public Utility District No. 1 of Chelan County, Rocky Reach Hydro-Electric    7/00 at 100          AA       5,327,560
                 System Revenue Bonds, Series of 1968, 5.125%, 7/01/23
       9,260   Public Utility District No. 1 of Douglas County, Washington, Wells        9/00 at 100 1/2         AA-       8,363,817
                 Hydroelectric Revenue Bonds, Series of 1963, 4.000%, 9/01/18
       7,250   Municipality of Metropolitan Seattle, Sewer Refunding Revenue                 1/03 at 102         AAA       7,306,913
                 Bonds, Series Y, 5.700%, 1/01/12
       5,000   Washington Public Power Supply System, Nuclear Project No. 1                 No Opt. Call         Aa1       5,729,750
                 Refunding Revenue Bonds, Series 1989B, 7.125%, 7/01/16
               Washington Public Power Supply System, Nuclear Project No. 1 Refunding
               Revenue Bonds, Series 1993A:
      14,260     7.000%, 7/01/07                                                            No Opt. Call         Aa1      15,605,288
      18,500     5.750%, 7/01/13                                                             7/03 at 102         Aa1      18,568,080
      10,000     5.700%, 7/01/17                                                             7/03 at 102         AAA       9,864,500
       7,805   Washington Public Power Supply System, Nuclear Project No. 1 Refunding       No Opt. Call         Aa1       8,653,716
                 Revenue Bonds, Series 1993B, 7.000%, 7/01/09
      10,000   Washington Public Power Supply System (Bonneville), Nuclear Project No. 1     7/03 at 102         Aa1       9,482,300
                 Refunding Revenue  Bonds, Series 1993C, 5.375%, 7/01/15
       8,835   Washington Public Power Supply System, Nuclear Project No. 3 Refunding        7/03 at 102         Aa1       8,605,202
                 Revenue Bonds, Series 1993B, 5.700%, 7/01/18
               Washington Public Power Supply System, Nuclear Project No. 3 Refunding
               Revenue Bonds, Series 1993C:
       9,180     5.300%, 7/01/10                                                             7/03 at 102         Aa1       9,032,753
      51,070     5.375%, 7/01/15                                                             7/03 at 102         Aa1      48,426,106
      11,745     5.500%, 7/01/18                                                             7/03 at 102         Aa1      11,155,401
------------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 4.9%
       4,195   Wisconsin Housing and Economic Development Authority, Insured                No Opt. Call       AA***       4,219,205
                 Mortgage Revenue Refunding Bonds, 1977 Series A, 5.800%, 6/01/17
       8,500   Wisconsin Housing and Economic Development Authority, Multifamily             4/02 at 102          AA       8,922,110
                 Housing Revenue Bonds, 1992 Series B, 7.050%, 11/01/22
      28,200   Wisconsin Housing and Economic Development Authority,                        12/03 at 102          AA      28,251,606
                 Housing Revenue Bonds, 1993 Series C, 5.800%, 11/01/13
      13,700   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        11/01 at 102         AAA      13,962,629
                 Series 1991 (Columbia Hospital, Inc.), 6.250%, 11/15/21
       7,695   Wisconsin Petroleum Inspection Fee Revenue Bonds, 2000 Series A,             No Opt. Call         AA-       7,795,954
                 5.500%, 7/01/03
       9,830   Wisconsin Health and Educational Facilities Authority, Health Facilities      6/02 at 102         AAA       9,915,521
                 Refunding Revenue Bonds (SSM Health Care), Series 1992AA,
                 6.250%, 6/01/20

               Portfolio of Investments
               Nuveen Intermediate Duration Municipal Bond Fund (continued) April 30, 2000

Principal                                                                                  Optional Call                      Market
Amount (000)   Description                                                                 Provisions*     Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               Wisconsin (continued)
$      3,950   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        10/04 at 102         AAA $     3,996,052
                  Series 1994A (Froedtert Memorial Lutheran Hospital, Inc.),
                  5.875%, 10/01/13
       6,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        12/02 at 102         AAA       5,951,940
                  Series 1992A (Meriter Hospital, Inc.), 6.000%, 12/01/22
      17,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,         8/03 at 102         AAA      15,069,310
                  Series 1993 (Aurora Health Care Obligated Group), 5.250%, 8/15/23
      32,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,         5/06 at 102         AAA      30,538,560
                  Series 1996 (Aurora Medical Group, Inc. Project), 5.750%, 11/15/25
------------------------------------------------------------------------------------------------------------------------------------
$  2,693,145   Total Investments - (cost $2,533,953,737) - 98.5%                                                       2,590,993,629
============   ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.5%                                                                       39,366,602
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                     $ 2,630,360,231
               =====================================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.
*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
N/R  Investment is not rated.
(WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

               Portfolio of Investments
               Nuveen Insured Municipal Bond Fund
               April 30, 2000


   Principal                                                                               Optional Call                      Market
Amount (000)   Description                                                                   Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               Alabama - 4.6%
$     10,000   Alabama Incentives Financing Authority, Tax Exempt Special Obligation        10/09 at 102         AAA   $  10,019,900
                 Bonds, Series 1999-A,  6.000%, 10/01/29
       2,120   The Water Supply Board of the City of Albertville (Alabama),                  3/02 at 102         AAA       2,220,043
                 Water Revenue Bonds, Series 1992, 6.700%, 3/01/11
       3,985   The Governmental Utility Services Corporation of the City of Auburn,          6/00 at 102         AAA       4,072,829
                 Floating/Fixed Rate Wastewater Treatment Revenue Bonds,
                 Series 1984 (Merscot-Auburn Limited Partnership Project), 7.300%, 1/01/12
       1,875   The Special Care Facilities Financing Authority of the City of Birmingham     1/01 at 102         AAA       1,937,325
                 (Alabama), Revenue Bonds, Series 1991-A (The Baptist Medical Centers),
                 7.000%, 1/01/21
       5,000   Houston County (Alabama), Health Care Authority, Series 2000 Bonds,          10/09 at 101         Aaa       4,993,300
                 6.125%, 10/01/25
       3,000   City of Madison (Alabama), General Obligation School Warrants, Series 1994,   2/04 at 102         AAA       3,180,300
                 6.250%, 2/01/19
               The Utilities Board of the City of Oneonta (Alabama), Utility Revenue Bonds,
                 Series 1994:
       2,860     6.900%, 11/01/24 (Pre-refunded to 11/01/04)                                11/04 at 102         AAA       3,125,723
         140     6.900%, 11/01/24                                                           11/04 at 102         AAA         151,295
               West Morgan-East Lawrence Water Authority, Water Revenue Bonds, Series 1994:
       2,200     6.800%, 8/15/19 (Pre-refunded to 8/15/04)                                   8/04 at 102         AAA       2,389,024
       3,000     6.850%, 8/15/25 (Pre-refunded to 8/15/04)                                   8/04 at 102         AAA       3,263,520
------------------------------------------------------------------------------------------------------------------------------------
               Alaska - 1.4%
       4,500   Alaska Industrial Development and Export Authority, Revolving Fund Bonds,     4/07 at 102         AAA       4,464,135
                 Series 1997A,  5.900%, 4/01/17 (Alternate Minimum Tax)
       5,985   Alaska Housing Finance Corporation, Mortgage Revenue Bonds,                   6/06 at 102         AAA       6,080,341
                 1996 Series A, 6.000%, 12/01/15
------------------------------------------------------------------------------------------------------------------------------------
               Arizona - 1.5%
               Tempe Union High School District No. 213 of Maricopa County, Arizona,
               School Improvement and Refunding Bonds, Series 1994:
       4,290     6.000%, 7/01/10 (Pre-refunded to 7/01/04)                                   7/04 at 101         AAA       4,491,845
       1,710     6.000%, 7/01/10                                                             7/04 at 101         AAA       1,777,990
       5,000   City of Tucson, Arizona, Water System Revenue Bonds, Series 1994-A,
                 6.000%, 7/01/21 (Pre-refunded to 7/01/06)                                   7/06 at 101         AAA       5,289,700
------------------------------------------------------------------------------------------------------------------------------------
               California - 7.5%
       3,525   Brea Public Financing Authority (Orange County, California), 1991             8/01 at 102         AAA       3,709,922
                 Tax Allocation Revenue Bonds,  Series A (Redevelopment Project AB),
                 7.000%, 8/01/15 (Pre-refunded to 8/01/01)
               California Housing Finance Agency, Home Mortgage Revenue Bonds,
               1999 Series L:
      34,000     0.000%, 2/01/18 (Alternative Minimum Tax)                                8/09 at 59 1/2         AAA      11,012,600
       5,930     0.000%, 2/01/31 (Alternative Minimum Tax)                                8/09 at 26 5/8         AAA         816,798
       8,000   City of Oakland, California, Insured Revenue Bonds (1800 Harrison             1/10 at 100         AAA       8,089,840
                 Foundation - Kaiser Permanente), Series 1999A, 6.000%, 1/01/29
      13,750   Ontario Redevelopment Financing Authority (San Bernardino                     8/03 at 102         AAA      13,687,713
                  County, California), 1993 Revenue Bonds (Ontario Redevelopment
                  Project No. 1), 5.800%, 8/01/23
       5,295   County of Riverside, California (1994 Desert Justice Facility Project),      12/04 at 101         AAA       5,604,228
                 Certificates of Participation, 6.000%, 12/01/12
                 (Pre-refunded to 12/01/04)
       2,250   Sacramento Municipal Utility District (California),                           9/01 at 102         AAA       2,357,753
                 Electric Revenue Bonds, 1991 Series Y,  6.500%, 9/01/21
                 (Pre-refunded to 9/01/01)


                        Portfolio of Investments
                        Nuveen Insured Municipal Bond Fund (continued) April 30, 2000

Principal                                                                                  Optional Call                     Market
Amount (000)   Description                                                                  Provisions*    Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               California (continued)
$     17,355   County of San Bernardino (California), Single Family Home Mortgage           5/07 at 28 1/16      AAA   $  2,482,980
                    Revenue Bonds (Mortgage-Backed Securities Program), 1997 Series A,
                    0.000%, 5/01/31 (Alternative Minimum Tax)
      10,000   The Regents of the University of California, Revenue Bonds (Multiple
                    Purpose Projects), Series D, 6.375%, 9/01/24 (Pre-refunded to 9/01/02   9/02 at 102          AAA     10,594,100
------------------------------------------------------------------------------------------------------------------------------------
               Colorado - 3.7%
               City of Broomfield, Colorado, Master Facilities Lease Purchase Agreement,
                    Certificates of Participation, Series 1999, City and County of
                    Broomfield Building Corporation:
       5,030        5.875%, 12/01/19                                                       12/09 at 100          AAA      5,108,870
       5,000        6.000%, 12/01/29                                                       12/09 at 100          AAA      5,059,650
      10,000   Colorado Health Facilities Authority, Hospital Revenue Bonds (Poudre
                    Valley Health Care, Inc.), Series 1999A, 5.750%, 5/15/24                5/09 at 101          AAA      9,764,300

               Board of Water Commissioners, City and County of Denver, Colorado,
                    Certificates of Participation, Series 1991:
       2,675   6.625%, 11/15/11 (Pre-refunded to 11/15/01)                                 11/01 at 101          AAA      2,776,837
       1,825   6.625%, 11/15/11                                                            11/01 at 101          AAA      1,884,586
       3,500   Jefferson County, Colorado, Refunding Certificates of Participation,
                   6.650%, 12/01/08                                                        12/02 at 102          AAA      3,704,540
------------------------------------------------------------------------------------------------------------------------------------
               Delaware - 0.5%
       3,600   Delaware Economic Development Authority, Pollution Control Refunding
                    Revenue Bonds (Delmarva Power and Light Company Project),               5/02 at 102          AAA      3,768,984
                    Series 1992 B, 6.750%, 5/01/19
------------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 0.7%
       4,000   District of Columbia (Washington, D.C.), General Obligation Bonds,
                    Series 1994B, 6.100%, 6/01/11 (Pre-refunded to 6/01/04)                 6/04 at 102          AAA      4,217,760
       1,400   District of Columbia (Washington, D.C.), General Obligation Bonds,
                     Series 1998B, 5.250%, 6/01/26                                          6/08 at 101          AAA      1,244,684
------------------------------------------------------------------------------------------------------------------------------------
               Florida - 1.6%
       5,000   Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds,
                    2000 Series 4, 6.250%, 7/01/22 (Alternative Minimum Tax)                1/10 at 100          AAA      5,082,900
         920   Florida Keys Aqueduct Authority, Water Revenue Refunding Bonds, Series 1991,
                    6.750%, 9/01/21  (Pre-refunded to 9/01/01)                              9/01 at 101          AAA        954,408

          80   Florida Keys Aqueduct Authority, Water Revenue Bonds, Series 1991,
                    6.750%, 9/01/21                                                         9/01 at 101          AAA         82,718

               Florida Ports Financing Commission Revenue Bonds (State Transportation
               Trust Fund - Intermodal Program) Series 1999:
       2,230        5.500%, 10/01/23 (Alternative Minimum Tax)                             10/09 at 101          AAA      2,121,488
       4,375        5.500%, 10/01/29 (Alternative Minimum Tax)                             10/09 at 101          AAA      4,117,269
------------------------------------------------------------------------------------------------------------------------------------
               Georgia - 2.9%
       5,000   City of Albany (Georgia), Sewerage System Revenue Bonds, Series 1992,
                    6.625%, 7/01/17 (Pre-refunded to 7/01/02)                               7/02 at 102          AAA      5,276,650

       5,000   Development Authority of Appling County (Georgia), Pollution Control
                    Revenue Bonds (Oglethorpe Power Corporation Hatch Project),
                    Series 1994, 7.150%, 1/01/21                                            1/04 at 101          AAA      5,317,550
       2,250   Chatham County Hospital Authority, Hospital Revenue Bonds (Memorial Medical
                    Center, Inc.) (Savannah, Georgia), Series 1990A, 7.000%, 1/01/21
                    (Pre-refunded to 1/01/01)                                               1/01 at 102          AAA      2,333,295
       3,020   Development Authority of the City of Marietta, First Mortgage Revenue Bonds
                    (Life College, Inc.), Series 1995A and Series 1995B, 5.950%, 9/01/19    9/05 at 102          AAA      3,053,160
       6,180   Development Authority of the City of Marietta (Life College, Inc.),
                    6.250%, 9/01/25                                                         9/05 at 102          AAA      6,323,376


   Principal                                                                              Optional Call                      Market
Amount (000)   Description                                                                 Provisions*     Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Illinois - 12.3
$      2,500   City of Chicago, General Obligation Adjustable Rate Bonds, Central Public
                    Library Project,  Series C of 1988, 6.850%, 1/01/17 (Pre-refunded
                    to 7/01/02)                                                             7/02 at 101 1/2      AAA   $  2,638,000
       5,000   City of Chicago, General Obligation Bonds, Project Series A of 1992,
                    6.250%, 1/01/12 (Pre-refunded to 1/01/02)                               1/02 at 102          AAA      5,191,250
       9,590   Chicago School Reform Board of Trustees of the Board of Education of the
                    City of Chicago, Illinois, Unlimited Tax General Obligation Bonds
                    (Dedicated Tax Revenues), Series 1997, 5.800%, 12/01/17                12/07 at 102          AAA      9,613,879
      24,000   Chicago School Reform Board of Trustees of the Board of Education of the
                    City of Chicago, Illinois, Unlimited Tax General Obligation Bonds
                    (Dedicated Tax Revenues), Series 1998B-1, 0.000%, 12/01/26             No Opt. Call          AAA      4,659,600
       9,000   City of Chicago, O'Hare International Airport, General Airport Second Lien
                    Revenue Refunding Bonds, 1999 Series, 5.500%, 1/01/18 (Alternative
                    Minimum Tax)                                                            1/10 at 101          AAA      8,555,220
      12,800   Public Building Commission of Chicago (Illinois), Building Revenue Bonds,
                    Series A of 1993 (Board of Education of the City of Chicago), 5.750%,
                    12/01/18 (Pre-refunded to 12/01/03)                                    12/03 at 102          AAA     13,332,224

                    Town of Cicero, Cook County, Illinois, General Obligation Corporate
                    Purpose Bonds, Series 1994A:
       3,610   6.400%, 12/01/14 (Pre-refunded to 12/01/04)                                 12/04 at 102          AAA      3,866,093
       2,930   6.400%, 12/01/14                                                            12/04 at 102          AAA      3,079,752
       5,000   The County of Cook, Illinois, General Obligation Bonds, Series 1993A,
                    5.000%, 11/15/23                                                       11/03 at 100          AAA      4,275,650
       2,500   Community College District No. 508, Cook County, Illinois, Certificates of
               Participation,  8.750%, 1/01/07                                             No Opt. Call          AAA      2,983,175
       2,370   Board of Governors of State Colleges and Universities (Illinois), Eastern
                    Illinois University, Auxiliary Facilities System Revenue Bonds,
                    Series 1994A, 6.375%, 4/01/16 (Pre-refunded to 4/01/04)                 4/04 at 102          AAA      2,524,643
       6,500   Illinois Development Finance Authority, Revenue Bonds, Remarketed Series
                    1997A (Adventist Health System/Sunbelt Obligated Group), 5.875%,
                    11/15/20 (WI)                                                          11/10 at 101          AAA      6,314,945
       1,455   Illinois Educational Facilities Authority, Revenue Refunding Bonds
                    (Midwestern University), Series 1996B, 6.250%, 5/15/26 (Pre-refunded
                    to 5/15/06)                                                             5/06 at 102          AAA      1,566,104
       3,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1994A
                    (The University of Chicago Hospitals Project), 6.125%, 8/15/24
                    (Pre-refunded to 8/15/04)                                               8/04 at 102          AAA      3,179,130
       4,000   Illinois Health Facilities Authority, Health Care Facilities Revenue Bonds,
                    Series 1995 (Northwestern Medical Faculty Foundation, Inc.), 6.500%,
                    11/15/15 (Pre-refunded to 11/15/04)                                    11/04 at 102          AAA      4,297,520
         169   Illinois Health Facilities Authority, Revenue (Community Provider Pooled
                    Loan Program),  7.900%, 8/15/03                                        No Opt. Call          AAA        180,811
         906   Illinois Health Facilities Authority, Revenue Bonds, Series 1988-B
                    (Community Provider Pooled Loan Program), 7.900%, 8/15/03               8/00 at 100          AAA        908,464
       5,000   State of Illinois, General Obligation Bonds, Series of August 1994, 5.875%,
                    8/01/19                                                                 8/04 at 102           AA      5,020,200

               State of Illinois, General Obligation Bonds, Series of February 1995:
       3,065        6.100%, 2/01/19                                                         2/05 at 102          AAA      3,116,339
       5,545        6.100%, 2/01/20                                                         2/05 at 102          AAA      5,625,513
       4,645   City of Monmouth, Warren County, Illinois, General Obligation Sewer Bonds,
                    Series 1999B, 0.000%, 12/01/29                                         12/09 at 26 3/4       Aaa        671,063
       4,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and
                    Will Counties, Illinois, General Obligation Refunding Bonds, Series
                    1993C, 5.850%, 6/01/23 (Pre-refunded to 6/01/03)                        6/03 at 102          AAA      4,172,360
------------------------------------------------------------------------------------------------------------------------------------
               Indiana - 6.8%
       5,000   Indiana Health Facility Financing Authority, Hospital Revenue Refunding
                    and Improvement Bonds, Series 1992 (Community Hospitals Projects),
                    6.400%, 5/01/12                                                         5/02 at 102          AAA      5,190,850
       5,000   Indiana Municipal Power Agency, Power Supply System Revenue Bonds,
                    1993 Series A, 6.125%, 1/01/19                                          1/03 at 102          AAA      5,218,900
       1,755   Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds,
                    1997 Series B-2,  6.000%, 7/01/16 (Alternative Minimum Tax)             1/07 at 101 1/2      Aaa      1,754,825

                        Portfolio of Investments

                        April 30, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                  Provisions*    Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Indiana (continued)

$     10,620   Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds,  1/07 at 101 1/2         Aaa   $ 10,543,005
                 1997 Series B-2, 6.125%, 1/01/27 (Alternative Minimum Tax)

       3,750   City of Indianapolis, Indiana, Gas Utility System Revenue Bonds, Series       6/02 at 102         AAA      3,921,938
                 1992 A, 6.200%, 6/1/23 (Pre-refunded to 6/01/02)

       3,000   The Trustees of Ivy Tech State College, Ivy Tech State College Student Fee    7/00 at 100         AAA      3,027,150
                 Bonds, Series F, 5.875%, 7/01/17

       4,950   Jasper County, Indiana, Collateralized Pollution Control Refunding Revenue    7/01 at 102         AAA      5,158,989
                 Bonds (Northern Indiana Public Service Company Project), Series 1991,
                 7.100%, 7/01/17

       3,300   Marion County Convention and Recreational Facilities Authority (Indiana),     6/01 at 102         AAA      3,450,249
                 Excise Taxes Lease Rental Revenue Bonds, Series 1991B, 7.000%, 6/01/21
                 (Pre-refunded to 6/01/01)

       3,235   PHM School Renovation Building Corporation, First Mortgage Bonds, Series      1/09 at 102         AAA      3,024,207
                 1999, 5.250%, 7/15/17

       1,000   City of Princeton, Indiana, Pollution Control Refunding Revenue Bonds,        9/00 at 102         AAA      1,022,050
                 1990 Series (Public Service Company of Indiana, Inc. - Project C),
                 7.375%, 3/15/12

       2,000   Hospital Authority of St. Joseph County (Indiana), Fixed Rate Hospital        8/01 at 102         AAA      2,097,200
                 Revenue Refunding Bonds, Series 1991A (Memorial Hospital of South
                 Bend Project), 7.000%, 8/15/20 (Pre-refunded to 8/15/01)

       2,190   Shelby County Jail Building Corporation, First Mortgage Bonds (Shelby         7/02 at 102         AAA      2,306,311
                 County, Indiana), 6.500%, 7/15/09 (Pre-refunded to 7/15/02)

       3,690   Shelby Eastern Schools Building Corporation (Shelby County, Indiana),         7/09 at 102         AAA      3,772,324
                 First Mortgage Bonds, Series 2000, 6.100%, 7/15/20

       2,265   Southwest Allen Multi-School Building Corporation, First Mortgage Refunding   1/02 at 101         AAA      2,336,529
                 Bonds, Series 1992B, Ft. Wayne, Indiana, 6.375%, 1/15/09
------------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 2.5%

       7,000   Louisiana Public Facilities Authority, Hospital Revenue Refunding Bonds       5/02 at 102         AAA      7,397,390

                 (Southern Baptist Hospital Project), Series 1992, 6.800%, 5/15/12
                 (Pre-refunded to 5/15/02)

               State of Louisiana, General Obligation Bonds, Series 1992-A:
       5,000     6.500%, 5/01/09                                                             5/02 at 102         AAA      5,252,600
       2,000     6.500%, 5/01/12 (Pre-refunded to 5/01/02)                                   5/02 at 102         AAA      2,101,040

       4,750   Hospital Service District No. 1 of the Parish of Tangipahoa, State            2/04 at 102         AAA      4,798,498
                 of Louisiana, Hospital Revenue Bonds, Series 1994, 6.250%,
                 2/01/24
------------------------------------------------------------------------------------------------------------------------------------
               Maine - 3.1%

       8,000   Maine Health and Higher Educational Facilities Authority, Revenue Bonds,      7/05 at 102         AAA      7,957,600
                 Series 1995A, 5.875%, 7/01/25

       3,175   Maine Health and Higher Educational Facilities Authority, Revenue Bonds,      7/04 at 102         AAA      3,466,116
                 Series 1994B, 7.000%, 7/01/24 (Pre-refunded to 7/01/04)

      10,695   Maine State Housing Authority, Mortgage Purchase Bonds, 1996 Series B-2,      5/06 at 102         AAA     10,889,007
                 6.450%, 11/15/26 (Alternative Minimum Tax)

               Town of Old Orchard Beach, Maine, 1992 General Obligation Bonds:

         750     6.650%, 9/01/09 (Pre-refunded to 9/01/02)                                   9/02 at 103         AAA        800,543
         500     6.650%, 9/01/10 (Pre-refunded to 9/01/02)                                   9/02 at 103         AAA        533,695
------------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 2.5%

       3,500   City of Boston, Massachusetts, Revenue Bonds, Boston City Hospital            8/00 at 102         Aaa      3,593,905
                 (FHA-Insured Mortgage), Series A, 7.625%, 2/15/21 (Pre-refunded to
                 8/15/00)

       1,150   City of Haverhill, Massachusetts, General Obligation Municipal Purpose        6/02 at 102         AAA      1,221,818
                 Loan of 1992, Series A, 7.000%, 6/15/12 (Pre-refunded to 6/15/02)

       1,250   Massachusetts Bay Transportation Authority, Certificates of Participation,    8/00 at 102         AAA      1,285,163
                 1990 Series A, 7.650%, 8/01/15 (Pre-refunded to 8/01/00)

       3,400   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/02 at 102         AAA      3,500,436
                 New England Medical Center Hospitals Issue, Series F, 6.625%, 7/01/25

       5,875   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     11/03 at 102        AAA      5,270,698
                 Cape Cod Health Systems, Inc. Issue, Series A, 5.250%, 11/15/21

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts (continued)
               Massachusetts Health and Educational Facilities Authority, Revenue Bonds,
                    South Shore Hospital Issue, Series D:
$      1,980             6.500%, 7/01/22 (Pre-refunded to 7/01/02)                          7/02 at 102          AAA   $  2,083,237
       2,020             6.500%, 7/01/22                                                    7/02 at 102          AAA      2,070,439
------------------------------------------------------------------------------------------------------------------------------------
               Michigan - 8.8%
      12,130   City of Bay City, County of Bay, State of Michigan, 1991 General Obligation
                    Unlimited Tax Street Improvement Bonds, 0.000%, 6/01/21                No Opt. Call          AAA      3,422,480
       5,000   Caledonia Community Schools, Counties of Kent, Allegan and Barry, State of
                    Michigan, 1992 School Building and Site and Refunding Bonds (General
                    Obligation - Unlimited Tax), 6.700%, 5/01/22 (Pre-refunded to 5/01/02)  5/02 at 102          AAA      5,272,500
       2,500   Chelsea School District, Counties of Washtenaw and Jackson, State of
                    Michigan, 1995 School Building and Site Bonds (General Obligation -
                    Unlimited Tax), 6.000%, 5/01/19                                         5/05 at 101          AAA      2,627,375
       2,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series
                    1991, 6.625%, 7/01/21  (Pre-refunded to 7/01/01)                        7/01 at 102          AAA      2,084,380
         125   City of Detroit, Michigan, Water Supply System Revenue Senior Lien Bonds,
                    Series 1999-A,  5.750%, 7/01/26                                         1/10 at 101          AAA        122,913

               Michigan State Hospital Finance Authority, Revenue Bonds (Ascension Health
                    Credit Group), Series 1999A:
      13,500          5.750%, 11/15/17                                                     11/09 at 101          AAA     13,374,585
      13,675          6.125%, 11/15/26                                                     11/09 at 101          AAA     13,716,572
       7,280   Michigan State Housing Development Authority, Rental Housing Revenue Bonds,
                    1997 Series A, 6.100%, 10/01/33 (Alternative Minimum Tax)               4/07 at 102          AAA      7,157,259
       2,000   Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds (The
                    Detroit Edison Company Pollution Control Bonds Project),
                    Collateralized Series 1991DD, 6.875%, 12/01/21                         12/01 at 102          AAA      2,091,820

                    Tawas City Hospital Finance Authority, Hospital Revenue and
                    Refunding Bonds (St. Joseph Health System), Series 1998A:
       1,440             5.750%, 2/15/23                                                    2/08 at 102          Aaa      1,420,963
       4,250             5.750%, 2/15/23                                                    2/08 at 102        AA***      4,193,815
      15,000   Charter County of Wayne, Michigan, Detroit Metropolitan Wayne County
                    Airport, Airport Revenue Bonds, Series 1998A, 5.000%, 12/01/22
                    (Alternative Minimum Tax)                                              12/08 at 101          AAA     12,867,300
------------------------------------------------------------------------------------------------------------------------------------
               Minnesota - 1.2%
       9,675   City of St. Cloud, Minnesota, Health Care Revenue Bonds (The Saint Cloud
                    Hospital Obligated Group), Series 2000-A, 5.875%, 5/01/30 (WI)          5/10 at 101          Aaa      9,448,412
------------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 1.8%
       6,400   Medical Center Educational Building Corporation (Mississippi), Revenue
                    Bonds, Series 1993 (University of Mississippi Medical Center Project),
                    5.900%, 12/01/23 (Pre-refunded to 12/01/04)                            12/04 at 102          AAA      6,728,640
       7,450   Walnut Grove Correctional Authority, Certificates of Participation, Series
                    1999, Mississippi Department of Corrections, 6.000%, 11/01/19          11/09 at 102          AAA      7,533,291
------------------------------------------------------------------------------------------------------------------------------------
               Missouri - 1.0%
       7,950   St. Louis Municipal Finance Corporation, City Justice Center, Leasehold
                    Revenue Improvement Bonds, Series 1996A (City of St. Louis, Missouri,
                    Lessee), 5.950%, 2/15/16                                                2/06 at 102          AAA      8,126,570
------------------------------------------------------------------------------------------------------------------------------------
               Nevada - 0.7%
       2,000   Clark County, Nevada, Industrial Development Refunding Revenue Bonds
                    (Nevada Power  Company Project), Series 1992C, 7.200%, 10/01/22        10/02 at 102          AAA      2,126,900
       3,625   Clark County, Nevada, Industrial Development Revenue Bonds (Southwest Gas
                    Corporation Project), Series 1999A, 6.100%, 12/01/38 (Alternative
                    Minimum Tax)                                                           12/09 at 102          AAA      3,581,790
------------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 0.4%
       2,850   New Hampshire Higher Educational and Health Facilities Authority, Revenue
                    Refunding Bonds, University System of New Hampshire Issue, Series
                    1992, 6.250%, 7/01/20                                                    7/02 at 102         AAA      2,900,360

                        Portfolio of Investments
                        Nuveen Insured Municipal Bond Fund (continued) April 30, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 0.2%

$      1,575   Housing Finance Corporation of the Township of Pennsauken               10/00 at 102 1/2          AAA    $ 1,653,750
                 (Pennsauken, New Jersey), Section 8 Assisted Housing Revenue
                 Bonds (Pennsauken Housing Associates - 1979 Elderly Project),
                 8.000%, 4/01/11
------------------------------------------------------------------------------------------------------------------------------------
               New Mexico - 1.0%

               City of Albuquerque, New Mexico, Hospital System Revenue Bonds, 1992
               Series B (Presbyterian Healthcare Services):
         665     6.600%, 8/01/07 (Pre-refunded to 8/01/00)                                  8/00 at 100          AAA        668,764
       2,335     6.600%, 8/01/07                                                            8/00 at 100          AAA      2,346,979

       4,445   City of Farmington, New Mexico, Pollution Control Revenue Refunding Bonds,  12/02 at 102          AAA      4,539,901
                 1992 Series A (Public Service Company of New Mexico, San Juan and Four
                 Corners Projects), 6.375%, 12/15/22
------------------------------------------------------------------------------------------------------------------------------------
               New York - 8.5%

       4,955   Metropolitan Transportation Authority (New York), Commuter Facilities        7/02 at 102          AAA      5,194,376
                 Revenue Bonds, Series 1992B, 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

       6,925   Metropolitan Transportation Authority (New York), Commuter Facilities        7/02 at 102          AAA      7,259,547
                 Revenue Bonds, Series 1992B, 6.250%, 7/01/22 (Pre-refunded to 7/01/02)

       5,000   Metropolitan Transportation Authority, Commuter Facilities Revenue       7/04 at 101 1/2          AAA      5,324,550
                 Bonds, Series 1994A, 6.375%, 7/01/18 (Pre-refunded to 7/01/04)

       5,945   The City of New York, General Obligation Bonds, Fiscal 1992              8/02 at 101 1/2          AAA      6,257,410
                 Series C, Fixed Rate Bonds, Subseries C-1, 6.625%, 8/01/12
                 (Pre-refunded to 8/01/02)

          55   The City of New York, General Obligation Bonds, Fiscal 1992              8/02 at 101 1/2          AAA         57,565
                 Series C, 6.625%, 8/01/12

         575   The City of New York, General Obligation Bonds, Fiscal 1993              5/03 at 101 1/2          AAA        585,350
                 Series E, 6.000%, 5/15/16

               The City of New York, General Obligation Bonds, Fiscal 1992 Series B:
         715     7.000%, 2/01/18 (Pre-refunded to 2/01/02)                              2/02 at 101 1/2          AAA        751,572
       3,035     7.000%, 2/01/18                                                        2/02 at 101 1/2          AAA      3,173,973

               New York City Municipal Water Finance Authority, Water and Sewer
                 Revenue Bonds, Fiscal 1992 Series A:
       3,010     6.750%, 6/15/16 (Pre-refunded to 6/15/01)                                  6/01 at 101          AAA      3,112,852
       3,320     6.750%, 6/15/16                                                            6/01 at 101          AAA      3,420,563

       3,900   New York City Transit Authority, Transit Facilities Refunding Revenue       No Opt. Call          AAA      3,791,151
                 Bonds, Series 1993 (Livingston Plaza Project), 5.400%, 1/01/18

               New York City Industrial Development Agency, Civic Facility Revenue Bonds
               (USTA National Tennis Center Incorporated Project):
       3,500     6.500%, 11/15/10                                                          11/04 at 102          AAA      3,733,065
       3,000     6.600%, 11/15/11                                                          11/04 at 102          AAA      3,211,770

       2,000   Dormitory Authority of the State of New York, Victory Memorial Hospital,     8/09 at 101          AAA      1,904,000
                 FHA Insured Mortgage Hospital Revenue Bonds, Series 1999, 5.250%,
                 8/01/15

       7,500   Empire Development Corporation, New York State Urban Development             1/06 at 102          AAA      6,922,350
                 Corporation, Correctional Capital Facilities, Revenue Bonds, Series 6,
                 5.375%, 1/01/25

       6,060   New York State Urban Development Corporation, Correctional Facilities        1/09 at 101          AAA      6,094,966
                 Service Contract Revenue Bonds, Series C, 5.875%, 1/01/19

       5,240   Triborough Bridge and Tunnel Authority, Special Obligation Refunding         1/01 at 102          AAA      5,409,724
                 Bonds, Series 1991B, 6.875%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
               Ohio - 0.3%

       2,500   Dublin City School District, Franklin, Delaware and Union Counties, Ohio,   12/02 at 102          AAA      2,627,475
                 Various Purpose School Building Construction and Improvement Bonds
                 (General Obligation - Unlimited Tax), 6.200%, 12/01/19 (Pre-refunded to 12/01/02)

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 2.1%

$     19,975   The McAlester Public Works Authority (Oklahoma), Utility System          2/09 at 31 1/32          Aaa   $  3,020,420
                 Refunding and Improvement Revenue Bonds, Series 1999A, 0.000%,
                 2/01/30

          40   Muskogee County Home Finance Authority (Oklahoma), Single Family Mortgage    6/00 at 102          AAA         40,736
                 Revenue Refunding Bonds, Series 1990 A, 7.600%, 12/01/10

       5,000   Oklahoma Industries Authority, Health System Revenue Bonds (Obligated Group
                 consisting of Baptist Medical Center of Oklahoma, Inc., South Oklahoma
                 City Hospital Corporation and Baptist Rural Health System, Inc.),          8/05 at 102          AAA      5,199,550
                 Fixed Rate Bonds, 6.250%, 8/15/12

       5,000   Oklahoma Industries Authority, Health System Revenue and Refunding Bonds,    8/09 at 101          AAA      4,791,500
                 Series 1999A, 5.750%, 8/15/29

               Trustees of the Tulsa Airport's Improvement Trust, Oklahoma, Tulsa
               International Airport, General Revenue Bonds, Series 1999A:
       2,000     6.000%, 6/01/21                                                            6/10 at 100          AAA      2,002,120
       1,000     6.125%, 6/01/26 (Alternative Minimum Tax)                                  6/10 at 100          AAA        993,490
------------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 2.8%

       3,000   North Penn Water Authority (Montgomery County, Pennsylvania), Water         11/04 at 101          AAA      3,265,410
                 Revenue Bonds, Series of 1994, 7.000%, 11/01/24 (Pre-refunded to 11/01/04)

       3,900   The Philadelphia Municipal Authority, Philadelphia, Pennsylvania, Justice
                 Lease Revenue Bonds, 1991 Series B, 7.125%, 11/15/18 (Pre-refunded to     11/01 at 102          AAA      4,115,787
                 11/15/01)

      13,000   Washington County Authority, Pennsylvania, Capital Funding Revenue Bonds
                 (Capital Projects and Equipment Acquisition Program), Series of 1999,     No Opt. Call          AAA     13,276,640
                 6.150%, 12/01/29

       1,000   Washington County Hospital Authority (Pennsylvania), Hospital Revenue
                 Refunding Bonds, Series A of 1990 (The Washington Hospital Project),       7/00 at 102          AAA      1,023,840
                 7.150%, 7/01/17
------------------------------------------------------------------------------------------------------------------------------------
               Puerto Rico - 0.5%

       3,750   Commonwealth of Puerto Rico, Public Improvement Bonds of 1992 (General   7/02 at 101 1/2          AAA      3,958,575
                 Obligation Bonds), 6.600%, 7/01/13 (Pre-refunded to 7/01/02)
------------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 2.7%

       4,000   City of Cranston, Rhode Island, General Obligation Bonds, 7.200%,        7/01 at 101 1/2          AAA      4,180,560
                 7/15/11 (Pre-refunded to 7/15/01)

       3,130   Kent County Water Authority (Rhode Island), General Revenue Bonds, 1994      7/04 at 102          AAA      3,282,368
                 Series A, 6.350%, 7/15/14

       1,000   Providence Housing Development Corporation, Mortgage Revenue Refunding       7/04 at 102          AAA      1,035,100
                 Bonds, Series 1994A (FHA-Insured Mortgage Loan - Barbara Jordan
                 Apartments Project, Providence, Rhode Island), 6.650%, 7/01/15

       2,250   Rhode Island Depositors Economic Corporation, Special Obligation Bonds,      8/02 at 102          AAA      2,377,350
                 1992 Series A,  6.625%, 8/01/19 (Pre-refunded to 8/01/02)

      10,000   Rhode Island Clean Water Finance Agency, Wastewater Treatment System         9/07 at 102          AAA      9,653,400
                 Revenue Bonds (City of Cranston/Triton Ocean State LLC Project),
                 Series 1997, 5.800%, 9/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               South Carolina - 1.6%

               Charleston County, South Carolina, Charleston Public Facilities Corporation,
               Certificates of Participation, Series 1994B:
       1,430     6.875%, 6/01/14 (Pre-refunded to 6/01/04)                                  6/04 at 102          AAA      1,552,780
          70     6.875%, 6/01/14                                                            6/04 at 102          AAA         74,880
       2,385     7.000%, 6/01/19 (Pre-refunded to 6/01/04)                                  6/04 at 102          AAA      2,600,676
         115     7.000%, 6/01/19                                                            6/04 at 102          AAA        123,450

       5,435   Greenville Memorial Auditorium District Public Facilities Corporation,       3/06 at 102          AAA      5,693,543
                 Greenville Memorial Auditorium District, South Carolina, Certificates
                 of Participation (Bi-Lo Center Project), Series 1996B, 5.750%,
                 3/01/22  (Pre-refunded to 3/01/06)

       2,000   City of Rock Hill, South Carolina, Combined Utility System Revenue Bonds,    1/01 at 102          AAA      2,059,860
                 Series 1991, 6.375%, 1/01/15

                        Portfolio of Investments
                        Nuveen Insured Municipal Bond Fund (continued) April 30, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 2.3%

$      2,000   Memphis-Shelby County Airport Authority (Tennessee), Airport Revenue Bonds,
                 Series 1999D, 6.000%, 3/01/24 (Alternative Minimum Tax)                    3/10 at 101          AAA   $  1,996,040

      16,000   The Health and Educational Facilities Board of the Metropolitan Government
                 of Nashville and Davidson County, Tennessee, Revenue Bonds (Ascension
                 Health Credit Group), Series 1999A, 6.000%, 11/15/30                      11/09 at 101          AAA     15,921,760
------------------------------------------------------------------------------------------------------------------------------------
               Texas - 5.6%

       3,000   Bexar County, Texas, Health Facilities Development Corporation, Hospital
                 Revenue Bonds (Baptist Memorial Hospital System Project), Series 1994,
                 6.750%, 8/15/19 (Pre-refunded to 8/15/04)                                  8/04 at 102          AAA      3,239,910

       4,575   Harris County, Texas, Toll Road Senior Lien, Revenue Refunding Bonds, Series
                 1992A, 6.500%, 8/15/17 (Pre-refunded to 8/15/02)                           8/02 at 102          AAA      4,824,429

       1,000   Harris County Hospital District, Refunding Revenue Bonds, Texas, Series
                 1990, 7.400%, 2/15/10                                                     No Opt. Call          AAA      1,119,220

         500   City of Houston, Texas, Senior Lien Hotel Occupancy Tax and Parking
                 Facilities, Fixed Rate Revenue Bonds, Series 1985, Custodial Receipts,
                 Series A, 7.000%, 7/01/15 (Pre-refunded to 7/01/01)                        7/01 at 100          AAA        513,905

               Lower Colorado River Authority, Texas, Priority Refunding Revenue Bonds,
               Series 1991B:
         600     7.000%, 1/01/11 (Pre-refunded to 1/01/01)                                  1/01 at 102          AAA        622,338
         225     7.000%, 1/01/11                                                            1/01 at 102          AAA        233,377

               Retama Development Corporation, Special Facilities Revenue Bonds (Retama
               Park Racetrack Project), Series 1993:
       9,715     8.750%, 12/15/18                                                          No Opt. Call          AAA     13,126,228
       5,405     10.000%, 12/15/20                                                         No Opt. Call          AAA      8,145,605

       5,000   Tarrant County Health Facilities Development Corporation, Hospital Revenue
                 Refunding and  Improvement Bonds (Fort Worth Osteopathic Hospital,
                 Inc. Project), Series 1993, 6.000%, 5/15/21                               No Opt. Call          AAA      5,080,800

       6,080   Texas Health Facilities Development Corporation, Hospital Revenue Bonds
                 (All Saints Episcopal  Hospitals of Fort Worth Project), Series 1993B,
                 6.250%, 8/15/22                                                            8/03 at 102          AAA      6,148,826
------------------------------------------------------------------------------------------------------------------------------------
               Utah - 1.5%

       5,000   Municipal Building Authority of Salt Lake City, Salt Lake County, Utah
                 Lease Revenue Bonds (Municipal Improvements and Refunding Project),
                 Series 1999A, 5.400%, 10/15/19                                             1/09 at 101          AAA      4,739,900

       3,055   State of Utah, State Building Ownership Authority, Lease Revenue Bonds
                 (State Facilities  Master Lease Program), Series 1995A, 5.750%,
                 5/15/18 (Pre-refunded to 11/15/05)                                        11/05 at 100          AAA      3,163,972

          15   Utah Housing Finance Agency, Single Family Mortgage Senior Bonds, 1988
                 Issue C (Federally Insured or Guaranteed Mortgage Loans), 8.375%,
                 7/01/19                                                                   No Opt. Call           AAA        15,088

       3,500   White City Water Improvement District, Salt Lake County, Utah, General
                 Obligation Water Bonds, Series 1995, 6.600%, 2/01/25 (Pre-refunded
                 to 2/01/05)                                                                2/05 at 100          AAA      3,733,450
------------------------------------------------------------------------------------------------------------------------------------
               Vermont - 0.6%

       2,000   Vermont Housing Finance Agency, Single Family Housing Bonds, Series 9,
                 5.900%, 5/01/29 (Alternative Minimum Tax)                              6/07 at 101 1/2         AAA      1,935,340

       2,615   Vermont Housing Finance Agency, Single Family Housing Bonds, Series 12A,
                 6.300%, 11/01/31 (Alternative Minimum Tax)                                11/09 at 100          AAA      2,650,799
------------------------------------------------------------------------------------------------------------------------------------
               Washington - 3.8%

       1,000   City of Marysville, Washington, Water and Sewer Revenue Bonds, 1991,
                 7.000%, 12/01/11 (Pre-refunded to 12/01/03)                               12/03 at 100          AAA      1,066,470

               Port of Seattle (Washington), Special Facility Revenue Bonds (Terminal 18
               Project), Series 1999C:
       8,775     6.000%, 9/01/20 (Alternative Minimum Tax)                                  3/10 at 101          AAA      8,748,583
       7,935     6.250%, 9/01/26 (Alternative Minimum Tax)                                  3/10 at 101          AAA      8,024,424

       5,000   Public Utility District No. 1 of Snohomish County, Washington, Generation
                 System Revenue Bonds, Series 1993B, 5.800%, 1/01/24 (Alternative
                 Minimum Tax)                                                               1/04 at 102          AAA      4,815,900

       5,000   Washington Public Power Supply System, Nuclear Project No. 2 Refunding
                 Revenue Bonds, Series 1993B, 5.400%, 7/01/05                              No Opt. Call          AAA      5,041,100

       2,000   Bellingham School District No. 501, Whatcom County, Washington, Unlimited
                 Tax General Obligation Bonds, 1994, 6.125%, 12/01/13 (Pre-refunded
                 to 12/01/04)                                                              12/04 at 100          AAA      2,092,440

   Principal                                                                              Optional Call                      Market
Amount (000)   Description                                                                  Provisions*    Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 0.4%
$      2,000   City of Superior, Wisconsin, Limited Obligation Refunding Revenue Bonds
                 (Midwest Energy Resources Company Project), Series E-1991
                 (Collateralized), 6.900%, 8/01/21                                         No Opt. Call          AAA  $   2,258,360
       1,000   Three Lakes School District General Obligation Bonds, 6.750%, 4/01/12
                 (Pre-refunded to 4/01/03)                                                  4/03 at 100          AAA      1,049,930
------------------------------------------------------------------------------------------------------------------------------------
               Wyoming - 0.3%
       2,000   The Trustees of the University of Wyoming, Facilities Revenue Bonds, Series
                 1991, 7.100%, 6/01/10                                                      6/00 at 101          AAA      2,024,840
------------------------------------------------------------------------------------------------------------------------------------
$    846,820   Total Investments - (cost $748,494,878) - 99.7%                                                          772,319,523
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.3%                                                                       2,306,387
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                      $ 774,625,910
               =====================================================================================================================

     All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

   * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

  ** Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

 *** Securities are backed by an escrow or trust containing sufficient U.S.
     Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

(WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

Statement of Net Assets
April 30, 2000


                                                                                                      Intermediate
                                                                                                          Duration          Insured
                                                                                                    Municipal Bond   Municipal Bond
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                                               $ 2,590,993,629    $ 772,319,523
Cash                                                                                                     5,824,522        2,204,448
Receivables:
     Interest                                                                                           50,415,467       14,800,061
     Investments sold                                                                                    3,625,000        4,683,397
     Shares sold                                                                                            86,037           98,672
Other assets                                                                                               101,759           30,969
------------------------------------------------------------------------------------------------------------------------------------
          Total assets                                                                               2,651,046,414      794,137,070
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
     Investments purchased                                                                               8,585,983       15,851,324
     Shares redeemed                                                                                     1,799,076          812,395
Accrued expenses:
     Management fees                                                                                       987,252          306,089
     12b-1 distribution and service fees                                                                    31,692           38,110
     Other                                                                                                 646,958          258,206
Dividends payable                                                                                        8,635,222        2,245,036
------------------------------------------------------------------------------------------------------------------------------------
          Total liabilities                                                                             20,686,183       19,511,160
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                         $ 2,630,360,231    $ 774,625,910
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                         $   116,621,259    $ 109,729,041
Shares outstanding                                                                                      13,093,239       10,606,480
Net asset value and redemption price per share                                                     $          8.91    $       10.35
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of
     offering price)                                                                               $          9.30    $       10.80
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                         $    11,560,131    $  17,034,650
Shares outstanding                                                                                       1,297,394        1,646,233
Net asset value, offering and redemption price per share                                           $          8.91    $       10.35
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                         $     6,919,759    $  10,989,818
Shares outstanding                                                                                         777,569        1,071,553
Net asset value, offering and redemption price per share                                           $          8.90    $       10.26
------------------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                         $ 2,495,259,082    $ 636,872,401
Shares outstanding                                                                                     279,932,310       61,781,686
Net asset value, offering and redemption price per share                                           $          8.91    $       10.31
------------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended April 30, 2000

                                                                                                      Intermediate
                                                                                                          Duration          Insured
                                                                                                    Municipal Bond   Municipal Bond
------------------------------------------------------------------------------------------------------------------------------------
Investment Income                                                                                    $ 160,658,069     $ 48,031,957
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                         12,494,246        3,865,869
12b-1 service fees - Class A                                                                               240,723          222,309
12b-1 distribution and service fees - Class B                                                              110,946          149,035
12b-1 distribution and service fees - Class C                                                               55,072           83,159
Shareholders' servicing agent fees and expenses                                                          2,663,243          898,359
Custodian's fees and expenses                                                                              388,723          175,057
Trustees' fees and expenses                                                                                 64,976           22,915
Professional fees                                                                                           58,493           31,555
Shareholders' reports - printing and mailing expenses                                                      635,233           71,886
Federal and state registration fees                                                                         33,238           24,096
Portfolio insurance expense                                                                                      -           23,810
Other expenses                                                                                             116,029           28,079
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                              16,860,922        5,596,129
     Custodian fee credit                                                                                 (124,196)         (65,130)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                            16,736,726        5,530,999
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                  143,921,343       42,500,958
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                                                     (110,449)     (13,652,989)
Net change in unrealized appreciation or depreciation of investments                                  (203,225,001)     (47,069,065)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                      (203,335,450)     (60,722,054)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                                $ (59,414,107)    $(18,221,096)
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets


                                                                           Intermediate Duration
                                                                               Municipal Bond              Insured Municipal Bond
                                                                    -------------------------------   -----------------------------
                                                                         Year Ended      Year Ended      Year Ended      Year Ended
                                                                            4/30/00         4/30/99         4/30/00         4/30/99
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                             $   143,921,343   $   145,703,659   $  42,500,958    $ 42,267,203
Net realized gain (loss) from investment transactions                    (110,449)        9,886,226     (13,652,989)      1,889,114
Net change in unrealized appreciation or depreciation of
     investments                                                     (203,225,001)       33,024,384     (47,069,065)      9,916,541
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                 (59,414,107)      188,614,269     (18,221,096)     54,072,858
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
     Class A                                                           (5,987,666)       (5,110,885)     (5,693,646)     (4,814,934)
     Class B                                                             (487,535)         (259,255)       (682,632)       (375,574)
     Class C                                                             (319,952)         (250,362)       (502,115)       (396,974)
     Class R                                                         (135,743,405)     (139,355,083)    (35,829,096)    (36,432,960)
From accumulated net realized gains from investment transactions:
     Class A                                                             (157,870)         (276,503)       (219,264)       (289,942)
     Class B                                                              (16,016)          (16,969)        (31,576)        (28,707)
     Class C                                                               (9,618)          (15,972)        (21,487)        (28,282)
     Class R                                                           (3,372,922)       (7,337,232)     (1,310,350)     (2,094,492)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (146,094,984)     (152,622,261)    (44,290,166)    (44,461,865)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                      138,202,949       174,357,355      75,557,406      79,661,007
Net proceeds from shares issued to shareholders due to reinvestment
     of distributions                                                 109,843,012       116,641,699      28,547,915      29,306,392
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      248,045,961       290,999,054     104,105,321     108,967,399
Cost of shares redeemed                                              (383,886,721)     (279,773,551)   (127,729,604)    (88,373,485)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions   (135,840,760)       11,225,503     (23,624,283)     20,593,914
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                (341,349,851)       47,217,511     (86,135,545)     30,204,907
Net assets at the beginning of year                                 2,971,710,082     2,924,492,571     860,761,455     830,556,548
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                     $ 2,630,360,231   $ 2,971,710,082   $ 774,625,910   $ 860,761,455
===================================================================================================================================
Balance of undistributed net investment income at the
     end of year                                                  $     2,643,271   $     1,260,486   $     360,250   $     566,781
===================================================================================================================================

                                 See accompanying notes to financial statements.
30

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Intermediate Duration Municipal Bond Fund ("Intermediate Duration Municipal Bond") and the Nuveen Insured Municipal Bond Fund ("Insured Municipal Bond") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

Effective November 24, 1999, Nuveen Municipal Bond Fund ("Municipal Bond") changed its name to Nuveen Intermediate Duration Municipal Bond Fund. Also effective November 24, 1999, the fund will invest in a diversified portfolio of investment grade quality bonds of various maturities with a weighted average duration of between three and 10 years. Both changes were approved by the Board of Trustees of Municipal Bond on November 4, 1999.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Funds' Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2000, Intermediate Duration Municipal Bond and Insured Municipal Bond had outstanding when-issued purchase commitments of $8,585,983 and $15,851,324, respectively.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended April 30, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Insurance

Insured Municipal Bond invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended April 30, 2000.

Expense Allocation

Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                  Intermediate Duration Municipal Bond
                                    ---------------------------------------------------------------
                                           Year Ended 4/30/00               Year Ended 4/30/99
                                    ------------------------------    -----------------------------
                                          Shares            Amount         Shares            Amount
---------------------------------------------------------------------------------------------------
Shares sold:
  Class A                              3,537,711    $   32,170,580      3,884,851     $  37,318,567
  Class B                                719,576         6,517,947        649,958         6,249,871
  Class C                                349,705         3,137,585        358,434         3,445,814
  Class R                             10,637,230        96,376,837     13,266,170       127,343,103

Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                452,979         4,113,838        376,509         3,619,256
  Class B                                 27,021           245,091         16,794           161,493
  Class C                                 21,778           197,700         18,430           177,022
  Class R                             11,574,998       105,286,383     11,717,295       112,683,928
---------------------------------------------------------------------------------------------------
                                      27,320,998       248,045,961     30,288,441       290,999,054
---------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                             (3,476,596)      (31,284,034)    (1,942,093)      (18,655,868)
  Class B                               (502,732)       (4,466,044)       (50,591)         (484,678)
  Class C                               (345,467)       (3,101,371)      (142,641)       (1,371,429)
  Class R                            (38,143,243)     (345,035,272)   (26,989,392)     (259,261,576)
---------------------------------------------------------------------------------------------------
                                     (42,468,038)     (383,886,721)   (29,124,717)     (279,773,551)
---------------------------------------------------------------------------------------------------
Net increase (decrease)              (15,147,040)   $ (135,840,760)     1,163,724     $  11,225,503
===================================================================================================

                                                         Insured Municipal Bond
                                    ---------------------------------------------------------------
                                           Year Ended 4/30/00               Year Ended 4/30/99
                                    ------------------------------    -----------------------------
                                          Shares            Amount         Shares            Amount
---------------------------------------------------------------------------------------------------
Shares sold:
  Class A                              3,086,726    $   32,667,905      2,677,296     $  29,968,100
  Class B                                731,514         7,722,423        822,802         9,209,496
  Class C                                563,538         5,837,176        367,390         4,077,116
  Class R                              2,795,012        29,329,902      3,266,237        36,406,295

Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                332,542         3,509,791        281,935         3,161,785
  Class B                                 30,531           321,893         16,650           186,828
  Class C                                 29,369           306,993         24,527           272,429
  Class R                              2,317,838        24,409,238      2,299,262        25,685,350
---------------------------------------------------------------------------------------------------
                                       9,887,070       104,105,321      9,756,099       108,967,399
---------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                             (2,672,467)      (28,212,038)    (1,302,533)      (14,580,513)
  Class B                               (334,945)       (3,509,444)       (72,969)         (815,543)
  Class C                               (511,995)       (5,290,567)      (137,020)       (1,519,584)
  Class R                             (8,674,594)      (90,717,555)    (6,411,557)      (71,457,845)
---------------------------------------------------------------------------------------------------
                                     (12,194,001)     (127,729,604)    (7,924,079)      (88,373,485)
---------------------------------------------------------------------------------------------------
Net increase (decrease)               (2,306,931)   $  (23,624,283)     1,832,020     $  20,593,914
===================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 2000, to shareholders of record on May 9, 2000, as follows:

                                        Intermediate Duration           Insured
                                               Municipal Bond    Municipal Bond
-------------------------------------------------------------------------------
Dividend per share:
  Class A                                             $ .0375           $ .0450
  Class B                                               .0320             .0385
  Class C                                               .0330             .0395
  Class R                                               .0390             .0465
===============================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended April 30, 2000, were as follows:

                                        Intermediate Duration           Insured
                                               Municipal Bond    Municipal Bond
-------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities                $ 368,810,530     $ 352,695,073
  Short-term municipal securities                 105,460,000       109,000,000
Sales and maturities:
  Long-term municipal securities                  494,298,848       374,053,499
  Short-term municipal securities                 105,460,000       109,000,000
===============================================================================

At April 30, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                        Intermediate Duration           Insured
                                               Municipal Bond    Municipal Bond
-------------------------------------------------------------------------------
                                              $ 2,534,500,221     $ 756,632,315
===============================================================================

At April 30, 2000, Insured Municipal Bond had an unused capital loss carryforward of $5,599,414, available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2008.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at April 30, 2000, were as follows:

                                        Intermediate Duration           Insured
                                               Municipal Bond    Municipal Bond
-------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                   $ 93,463,449      $ 29,820,530
  depreciation                                    (36,970,041)      (14,133,322)
-------------------------------------------------------------------------------
Net unrealized appreciation                      $ 56,493,408      $ 15,687,208
===============================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:


Average Daily Net Assets                Management Fee
---------------------------------------------------------
For the first $125 million                  .5000 of 1%
For the next $125 million                   .4875 of 1
For the next $250 million                   .4750 of 1
For the next $500 million                   .4625 of 1
For the next $1 billion                     .4500 of 1
For net assets over $2 billion              .4250 of 1
=========================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of Intermediate Duration Municipal Bond and .975 of 1% of the average daily net asset value of Insured Municipal Bond, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended April 30, 2000, John Nuveen & Co Incorporated (the "Distributor"), a wholly-owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $278,100 and $229,000 for Intermediate Duration Municipal Bond and Insured Municipal Bond, respectively, of which approximately $259,600 and $229,000, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 2000, the Distributor compensated authorized dealers directly with approximately $215,300 and $359,600 in commission advances at the time of purchase for Intermediate Duration Municipal Bond and Insured Municipal Bond, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 2000, the Distributor retained approximately $118,300 and $154,800 in such 12b-1 fees for Intermediate Duration Municipal Bond and Insured Municipal Bond, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also retained approximately $94,500 and $105,400 of CDSC on share redemptions for Intermediate Duration Municipal Bond and Insured Municipal Bond, respectively, during the fiscal year ended April 30, 2000.

7. Composition of Net Assets

At April 30, 2000, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:


                                        Intermediate Duration           Insured
                                               Municipal Bond    Municipal Bond
-------------------------------------------------------------------------------
Capital paid-in                               $ 2,570,813,572     $ 764,177,869
Balance of undistributed net investment
  income                                            2,643,271           360,250
Accumulated net realized gain (loss)
  from investment transactions                       (136,504)      (13,736,854)
Net unrealized appreciation of investments         57,039,892        23,824,645
-------------------------------------------------------------------------------
Net assets                                    $ 2,630,360,231     $ 774,625,910
===============================================================================

8. Investment Composition

At April 30, 2000, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                        Intermediate Duration           Insured
                                               Municipal Bond    Municipal Bond
--------------------------------------------------------------------------------
Education and Civic Organizations                           2%                4%
Healthcare                                                 16                17
Housing/Multifamily                                         7                 1
Housing/Single Family                                       5                 7
Tax Obligation/General                                      6                 7
Tax Obligation/Limited                                     10                12
Transportation                                              7                 6
U.S. Guaranteed                                            17                35
Utilities                                                  22                 6
Water and Sewer                                             8                 4
Other                                                      --                 1
--------------------------------------------------------------------------------
                                                          100%              100%
================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default (37% for Intermediate Duration Municipal Bond and 100% for Insured Municipal Bond). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial Highlights

Selected data for a share outstanding throughout each period:


Class (Inception Date)

                                          Investment Operations             Less Distributions
                                      ------------------------------    ---------------------------
INTERMEDIATE DURATION
MUNICIPAL BOND                                          Net
                                                  Realized/
                                                 Unrealized
                         Beginning        Net       Invest-                 Net                        Ending
                               Net    Invest-          ment             Invest-                           Net
Year Ended                   Asset       ment          Gain                ment    Capital              Asset         Total
April 30,                    Value     Income        (Loss)     Total    Income      Gains     Total    Value    Return (a)
---------------------------------------------------------------------------------------------------------------------------
Class A (6/95)
    2000                    $ 9.57      $ .45        $ (.65)   $ (.20)   $ (.45)    $ (.01)   $ (.46)  $ 8.91         (2.02)%
    1999                      9.46        .45           .13       .58      (.45)      (.02)     (.47)    9.57          6.28
    1998                      9.14        .46           .35       .81      (.46)      (.03)     (.49)    9.46          9.00
    1997 (d)                  9.24        .08          (.10)     (.02)     (.08)        --      (.08)    9.14          (.23)
    1997 (e)                  9.28        .48            --       .48      (.47)      (.05)     (.52)    9.24          5.26
    1996 (f)                  9.15        .34           .14       .48      (.32)      (.03)     (.35)    9.28          5.33

Class B (2/97)
    2000                      9.57        .39          (.66)     (.27)     (.38)      (.01)     (.39)    8.91         (2.78)
    1999                      9.46        .38           .13       .51      (.38)      (.02)     (.40)    9.57          5.49
    1998                      9.15        .38           .35       .73      (.39)      (.03)     (.42)    9.46          8.09
    1997 (d)                  9.24        .09          (.11)     (.02)     (.07)        --      (.07)    9.15          (.25)
    1997 (f)                  9.23        .03           .01       .04      (.03)        --      (.03)    9.24           .47

Class C (6/95)
    2000                      9.57        .40          (.66)     (.26)     (.40)      (.01)     (.41)    8.90         (2.71)
    1999                      9.44        .40           .15       .55      (.40)      (.02)     (.42)    9.57          5.91
    1998                      9.14        .40           .34       .74      (.41)      (.03)     (.44)    9.44          8.20
    1997 (d)                  9.23        .07          (.09)     (.02)     (.07)        --      (.07)    9.14          (.21)
    1997 (e)                  9.26        .42            --       .42      (.40)      (.05)     (.45)    9.23          4.64
    1996 (f)                  9.15        .29           .13       .42      (.28)      (.03)     (.31)    9.26          4.59

Class R (11/76)
    2000                      9.58        .47          (.66)     (.19)     (.47)      (.01)     (.48)    8.91         (1.93)
    1999                      9.46        .47           .14       .61      (.47)      (.02)     (.49)    9.58          6.59
    1998                      9.15        .48           .34       .82      (.48)      (.03)     (.51)    9.46          9.09
    1997 (d)                  9.24        .08          (.09)     (.01)     (.08)        --      (.08)    9.15          (.09)
    1997 (e)                  9.28        .49           .01       .50      (.49)      (.05)     (.54)    9.24          5.53
    1996 (e)                  9.00        .51           .31       .82      (.51)      (.03)     (.54)    9.28          9.31
---------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                          Ratios/Supplemental Data
                         ------------------------------------------------------------------------------------------
                                        Before Credit/              After              After Credit/
                                         Reimbursement        Reimbursement (b)      Reimbursement (c)
                                      -------------------    -------------------    -------------------
                                                    Ratio                  Ratio                  Ratio
INTERMEDIATE DURATION                              of Net                 of Net                 of Net
MUNICIPAL BOND                                    Invest-                Invest-                Invest-
                                      Ratio of       ment    Ratio of       ment    Ratio of       ment
                                      Expenses     Income    Expenses     Income    Expenses     Income
                            Ending          to         to          to         to          to         to
                               Net     Average    Average     Average    Average     Average    Average    Portfolio
Year Ended                  Assets         Net        Net         Net        Net         Net        Net     Turnover
April 30,                    (000)      Assets     Assets      Assets     Assets      Assets     Assets         Rate
--------------------------------------------------------------------------------------------------------------------
Class A (6/95)
    2000                 $ 116,621         .80%       5.01%        .80%      5.01%       .79%      5.02%          13%
    1999                   120,418         .77        4.71        .77       4.71         .77       4.71           12
    1998                    97,029         .80        4.83        .80       4.83         .80       4.83           10
    1997 (d)                70,331         .77*       5.13*        .77*      5.13*       .77*      5.13*           2
    1997 (e)                68,204         .81        5.11        .81       5.11         .81       5.11           12
    1996 (f)                37,089         .86*       5.11*        .83*      5.14*       .83*      5.14*          17

Class B (2/97)
    2000                    11,560        1.55        4.27       1.55       4.27        1.54       4.28           13
    1999                    10,086        1.52        3.96       1.52       3.96        1.52       3.96           12
    1998                     4,136        1.56        4.05       1.56       4.05        1.56       4.05           10
    1997 (d)                   468        1.53*       4.39*      1.53*      4.39*       1.53*      4.39*           2
    1997 (f)                    43        1.51*       5.23*      1.51*      5.23*       1.51*      5.23*          12

Class C (6/95)
    2000                     6,920        1.35        4.47       1.35       4.47        1.34       4.48           13
    1999                     7,191        1.32        4.15       1.32       4.15        1.32       4.15           12
    1998                     4,886        1.35        4.29       1.35       4.29        1.35       4.29           10
    1997 (d)                 5,360        1.32*       4.58*      1.32*      4.58*       1.32*      4.58*           2
    1997 (e)                 5,039        1.54        4.37       1.54       4.37        1.54       4.37           12
    1996 (f)                 1,915        1.64*       4.33*      1.58*      4.39*       1.58*      4.39*          17

Class R (11/76)
    2000                 2,495,259         .59        5.21        .59       5.21         .59       5.22           13
    1999                 2,834,016         .57        4.90        .57       4.90         .57       4.90           12
    1998                 2,818,442         .60        5.04        .60       5.04         .60       5.04           10
    1997 (d)             2,774,648         .57*       5.33*       .57*      5.33*        .57*      5.33*           2
    1997 (e)             2,818,214         .57        5.35        .57       5.35         .57       5.35           12
    1996 (e)             2,878,641         .59        5.53        .59       5.53         .59       5.53           17
--------------------------------------------------------------------------------------------------------------------

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  For the two months ended April 30.

(e)  For the fiscal year ended February 28/29.

(f)  From commencement of class operations as noted through February 28/29.

Selected data for a share outstanding throughout each period:




Class (Inception Date)

                                          Investment Operations             Less Distributions
                                      ------------------------------    ---------------------------
INSURED MUNICIPAL BOND                                  Net
                                                  Realized/
                                                 Unrealized
                         Beginning        Net       Invest-                 Net                        Ending
                               Net    Invest-          ment             Invest-                           Net
Year Ended                   Asset       ment          Gain                ment    Capital              Asset         Total
April 30,                    Value     Income        (Loss)     Total    Income      Gains     Total    Value    Return (a)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
    2000                   $ 11.16      $ .54        $ (.79)   $ (.25)   $ (.54)    $ (.02)   $ (.56)  $ 10.35       (2.19)%
    1999                     11.03        .54           .16       .70      (.54)      (.03)     (.57)    11.16        6.43
    1998                     10.66        .54           .41       .95      (.55)      (.03)     (.58)    11.03        9.05
    1997 (d)                 10.82        .09          (.16)     (.07)     (.09)        -       (.09)    10.66        (.63)
    1997 (e)                 10.97        .56          (.13)      .43      (.54)      (.04)     (.58)    10.82        4.04
    1996 (e)                 10.40        .54           .57      1.11      (.54)        -       (.54)    10.97       10.90
Class B (2/97)
     2000                    11.16        .46          (.79)     (.33)     (.46)      (.02)     (.48)    10.35       (2.94)
     1999                    11.03        .45           .16       .61      (.45)      (.03)     (.48)    11.16        5.63
     1998                    10.67        .46           .39       .85      (.46)      (.03)     (.49)    11.03        8.14
     1997 (d)                10.82        .09          (.16)     (.07)     (.08)        -       (.08)    10.67        (.65)
     1997 (f)                10.80        .04           .02       .06      (.04)        -       (.04)    10.82         .55
Class C (9/94)
      2000                   11.05        .47          (.77)     (.30)     (.47)      (.02)     (.49)    10.26       (2.64)
      1999                   10.92        .47           .16       .63      (.47)      (.03)     (.50)    11.05        5.86
      1998                   10.56        .48           .39       .87      (.48)      (.03)     (.51)    10.92        8.39
      1997 (d)               10.72        .08          (.16)     (.08)     (.08)        -       (.08)    10.56        (.73)
      1997 (e)               10.85        .46          (.09)      .37      (.46)      (.04)     (.50)    10.72        3.48
      1996 (e)               10.31        .46           .54      1.00      (.46)        -       (.46)    10.85        9.88
Class R (12/86)
      2000                   11.11        .56          (.78)     (.22)     (.56)      (.02)     (.58)    10.31       (1.94)
      1999                   10.98        .56           .15       .71      (.55)      (.03)     (.58)    11.11        6.62
      1998                   10.62        .56           .39       .95      (.56)      (.03)     (.59)    10.98        9.17
      1997 (d)               10.78        .09          (.15)     (.06)     (.10)        -       (.10)    10.62        (.60)
      1997 (e)               10.92        .57          (.11)      .46      (.56)      (.04)     (.60)    10.78        4.38
      1996 (e)               10.38        .57           .54      1.11      (.57)        -       (.57)    10.92       10.94
===========================================================================================================================

*    Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  For the two months ended April 30.
(e)  For the fiscal year ended February 28/29.
(f)  From commencement of class operations as noted through February 28/29.


Class (Inception Date)
                                                          Ratios/Supplemental Data
                         ------------------------------------------------------------------------------------------
                                        Before Credit/              After              After Credit/
                                         Reimbursement        Reimbursement (b)      Reimbursement (c)
                                      -------------------    -------------------    -------------------
                                                    Ratio                  Ratio                  Ratio
                                                   of Net                 of Net                 of Net
INSURED MUNICIPAL BOND                            Invest-                Invest-                Invest-
                                      Ratio of       ment    Ratio of       ment    Ratio of       ment
                                      Expenses     Income    Expenses     Income    Expenses     Income
                            Ending          to         to          to         to          to         to
                               Net     Average    Average     Average    Average     Average    Average    Portfolio
Year Ended                  Assets         Net        Net         Net        Net         Net        Net     Turnover
April 30,                    (000)      Assets     Assets      Assets     Assets      Assets     Assets         Rate
--------------------------------------------------------------------------------------------------------------------
Class A (9/94)
    2000                  $ 109,729        .83%      5.09%        .83%      5.09%        .83%      5.09%          44%
    1999                    109,986        .81       4.80         .81       4.80         .81       4.80           13
    1998                     90,459        .81       4.91         .86       4.91         .86       4.91           40
    1997 (d)                 69,291        .84*      5.12*        .84*      5.12*        .84*      5.12*          12
    1997 (e)                 68,268        .87       5.07         .87       5.07         .87       5.07           35
    1996 (e)                 46,943        .92       5.00         .91       5.01         .91       5.01           27
Class B (2/97)
    2000                     17,035       1.59       4.35        1.59       4.35        1.58       4.35           44
    1999                     13,602       1.56       4.05        1.56       4.05        1.56       4.05           13
    1998                      4,992       1.61       4.14        1.61       4.14        1.61       4.14           40
    1997 (d)                    488       1.59*      4.36*       1.59*      4.36*       1.59*      4.36*          12
    1997 (f)                    228       1.58*      4.84*       1.58*      4.84*       1.58*      4.84*          35
Class C (9/94)
    2000                     10,990       1.38       4.53        1.38       4.53        1.38       4.54           44
    1999                     10,947       1.36       4.25        1.36       4.25        1.36       4.25           13
    1998                      8,037       1.41       4.36        1.41       4.36        1.41       4.36           40
    1997 (d)                  5,615       1.39*      4.57*       1.39*      4.57*       1.39*      4.57*          12
    1997 (e)                  5,448       1.61       4.33        1.61       4.33        1.61       4.33           35
    1996 (e)                  5,151       1.63       4.34        1.63       4.34        1.63       4.34           27
Class R (12/86)
    2000                    636,872        .63       5.28         .63       5.28         .62       5.29           44
    1999                    726,228        .62       5.00         .62       5.00         .62       5.00           13
    1998                    727,068        .66       5.12         .66       5.12         .66       5.12           40
    1997 (d)                714,622        .64*      5.31*        .64*      5.31*        .64*      5.31*          12
    1997 (e)                732,587        .63       5.31         .63       5.31         .63       5.31           35
    1996 (e)                761,936        .63       5.33         .63       5.33         .63       5.33           27
===========================================================================================================================

*    Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  For the two months ended April 30.
(e)  For the fiscal year ended February 28/29.
(f)  From commencement of class operations as noted through February 28/29.

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Flagship Municipal Trust:

We have audited the accompanying statements of net assets, including the portfolios of investments, of the Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Insured Municipal Bond Fund (two of the portfolios constituting the Nuveen Flagship Municipal Trust (a Massachusetts business trust)), as of April 30, 2000, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Insured Municipal Bond Fund of the Nuveen Flagship Municipal Trust as of April 30, 2000, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
June 20, 2000

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
International Growth Fund
Innovation Fund
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Growth and Income Stock Fund
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Income
Income Fund
Floating Rate Fund(1)

Tax-Free Income

National Funds
High Yield
Long-Term
Insured Long Term
Intermediate-Term
Limited-Term

State Funds
Arizona
California(2)
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts(2)
Michigan
Missouri
New Jersey
New Mexico
New York(2)
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the
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your financial advisor a wide range of quality investments that can help you
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Nuveen offers a family of equity, balanced and municipal bond funds featuring
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Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. Nuveen's managers give you all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.


1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter W. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108

(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

        Serving
Investors
        For Generations

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

N U V E E N
     Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

                                                               N U V E E N
                                                                     Investments
--------------------------------------------------------------------------------

Municipal Bond
Funds

                         ANNUAL REPORT  APRIL 30, 2000

Dependable, tax-free income to help you keep more of what you earn.


                             [PHOTOS APPEAR HERE]


                       All-American Municipal Bond Fund
                       Intermediate Municipal Bond Fund
                       Limited Term Municipal Bond Fund
                        High Yield Municipal Bond Fund

Fund Information

Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services

Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108

(800) 257-8787

Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL



Contents
1  Dear Shareholder

3  From the Portfolio Managers' Perspective:

     Nuveen Flagship All-American
     Municipal Bond Fund
     Nuveen Flagship Intermediate
     Municipal Bond Fund
     Nuveen Flagship Limited Term
     Municipal Bond Fund

7  Nuveen Flagship All-American Municipal Bond Fund Spotlight

8  Nuveen Flagship Intermediate Municipal
   Bond Fund Spotlight

9  Nuveen Flagship Limited Term Municipal Bond
   Fund Spotlight

10 From the Portfolio Manager's Perspective
     Nuveen High Yield Municipal Bond Fund

13 Nuveen High Yield Municipal Bond Fund
   Spotlight

14 Portfolio of Investments

39 Statement of Net Assets

40 Statement of Operations

41 Statement of Changes in Net Assets

42 Notes to Financial Statements

48 Financial Highlights

52 Report of Independent Public Accountants

53 Building a Better Portfolio

Must be preceded by or accompanied by a prospectus.

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

DEAR

Shareholder,

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.
     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.

                                                            ANNUAL REPORT page 1

     In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

     In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their lives dreams. Thank you for your continued confidence.

Sincerely,

Tim Schwertfeger
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
June 16, 2000

ANNUAL REPORT page 2

NUVEEN FLAGSHIP ALL-AMERICAN MUNICIPAL BOND FUND
NUVEEN FLAGSHIP INTERMEDIATE MUNICIPAL BOND FUND
NUVEEN FLAGSHIP LIMITED TERM MUNICIPAL BOND FUND
NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND

From the Portfolio Managers' Perspective
--------------------------------------------------------------------------------

For nearly a year, the Federal Reserve Board (the Fed) has continued on a track to raise interest rates in an attempt to stymie inflation. These "tightening" measures put pressure on nearly all bonds, including municipal securities. Rick Huber, portfolio manager of the Nuveen Flagship All-American Municipal Bond Fund and Nuveen Flagship Limited Term Municipal Bond Fund, and Paul Brennan, portfolio manager of Nuveen Flagship Intermediate Municipal Bond Fund, discuss the economic environment in which the funds participated, as well as their funds' performance and key investment strategies

ALL-AMERICAN

Morningstar Rating(TM)+
****
Overall rating among 1,692
municipal bond funds as
of 4/30/00


INTERMEDIATE
Morningstar Rating(TM)+
****
Overall rating among 1,692
municipal bond funds as
of 4/30/00


LIMITED TERM
Morningstar Rating(TM)+
*****
Overall rating among 1,692
municipal bond funds as
of 4/30/00

+ The Morningstar ratings are overall for the municipal bond category and relate to Class A shares only; the other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 4/30/00 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the funds' three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns.

Nuveen Flagship All-American Municipal Bond Fund received 3 stars for the 3-and 5-year periods and 4 stars for the 10-year period.

The Nuveen Intermediate Fund received 3 stars for the 3-year period and 4 stars for the 5-year period.

The Nuveen Flagship Limited Term Fund received 4 stars for the 3- and 5-year periods and 5 stars for the 10-year period.

The top 10% of the funds in a broad asset class receive five stars, and the next 22.5% receive four stars, and the next 35% receive three stars. The funds were rated among 1,692 funds for the three-year period, 1,438 for the five-year period and 405 for the 10-year period.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal 12-month period ended April 30, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

A voluntary expense limitation was in place for Nuveen Intermediate Municipal Bond Fund during the period. Total return would have been less.


Q    How would you describe the overall fixed-income investing environment during the past 12 months?

Rick Rising interest rates translated into a difficult bond market environment. The Fed raised interest rates five times during the past 12 months, lifting the federal funds rates -- the rate banks charge each other for overnight loans --to 6%, a five-year high. After the fund's fiscal annual period ended, a sixth hike followed on May 16, bringing the fed funds rate to 6.50%.

     These moves were intended to curb the strong U.S. economy and stifle any inflationary pressures that might be brewing as a result. Bond yields rose in response, and their prices -- which generally move in the opposite direction of their yields -- posted losses.

PAUL Supply and demand also played a role in determining municipal bond returns during the past 12 months.

     On a positive note, the supply of municipal bonds dwindled as rising rates extinguished opportunities for issuers to refinance or refund older, more expensive debt. In addition, the strength of national and local economies translated into higher revenues and tax collections for many municipalities, thereby reducing their debt financing needs. These developments translated into a 40% reduction of the supply of municipals in the first quarter of 2000, compared to the same quarter a year earlier.

     Demand, on the other hand, was spotty. Lured by the red-hot returns of technology and other stocks, investors generally avoided fixed-income investments throughout most of 1999. In early 2000, however, the demand for municipals became strong again when technology stocks experienced a downturn and municipal bond yields touched 6%.

                                                            ANNUAL REPORT page 3

ALL-AMERICAN

Top Five Sectors

U.S. Guaranteed                    16%
-------------------------------------
Healthcare                         13%
-------------------------------------
Utilities                          12%
-------------------------------------
Tax Obligation (Limited)           11%
-------------------------------------
Education and Civic Organizations  11%
-------------------------------------

INTERMEDIATE

Top Five Sectors

Healthcare                         18%
-------------------------------------
Transportation                     17%
-------------------------------------
Tax Obligation (General)           15%
-------------------------------------
Utilities                           9%
-------------------------------------
Tax Obligation (Limited)            9%
-------------------------------------

LIMITED TERM

Top Five Sectors

Utilities                          23%
-------------------------------------
Healthcare                         18%
-------------------------------------
Education and Civic Organizations  12%
-------------------------------------
Tax Obligation (Limited)           11%
-------------------------------------
Housing Multifamily                 9%
-------------------------------------

As a percentage of long-term bond holdings as of April 30, 2000. Holdings are subject to change.

     1 The Lipper Peer Group returns represent the total return of the 274 funds in the Lipper General Municipal Debt Funds category for the period from May 1, 1999, through April 30, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

     2 The Lehman Brothers Municipal Bond Indices are comprised of a broad range of investment-grade municipal bonds and do not reflect any initial or ongoing expenses.

     3 Taxable equivalent yield/total return represents the yield/total return on a taxable investment necessary to equal the yield/total return of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield shown is based on the 30-day SEC yield and a federal income tax rate of 31%. The taxable equivalent total return is based on the fund's one-year total return and the 31% federal income tax rate.

     4 The Lipper Peer Group returns represent the return of the 41 funds in the Short-Intermediate Municipal Debt Funds category for the period from May 1, 1999, through April 30, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.


Q How did Nuveen Flagship All-American Municipal Bond Fund perform during the period?

RICK For the 12-month period ended April 30, 2000, the fund reported a total return of -4.48% for Class A shares on net asset value. In comparison, the Lipper General Municipal Bond Peer Group reported a total return of -3.31% for the same one-year period, and the Lehman Brothers Municipal Bond Index reported a return of -0.92%./1/, /2/ Shareholders in the 31% federal income tax bracket would have to earn a total return of -2.21% on a taxable investment to have earned the equivalent of their fund's tax-exempt total return for the one-year period./3/

     As of April 30, 2000, the fund's SEC 30-day yield was 5.41%. For investors in the 31% federal income tax bracket, that is equivalent to a yield of 7.84% on a taxable investment./3/

Q How did Nuveen Flagship Limited Term Municipal Bond Fund perform during its fiscal period?

RICK For the 12-month period ended April 30, 2000, the total return for Class A shares on net asset value was -0.57%. In comparison, the Lipper Short-Intermediate Municipal Debt Fund Peer Group returned 0.16% and the Lehman Brothers Municipal Bond Index (5-year) reported a return of 0.36%./2/, /4/ Shareholders in the 31% federal income tax bracket would have to earn a total return of 1.43% on a taxable investment to have earned the equivalent of their fund's tax-exempt total return for the one-year period./3/

     As of April 30, 2000, the fund's SEC 30-day yield was 4.64%. For investors in the federal income tax bracket, that is equivalent to a yield of 6.72% on a taxable investment./3/

Q What investment strategies did you employ during the past year?

RICK To maintain a competitive distribution yield, each fund had significant holdings in BBB-rated and non-rated securities, which generally lagged their higher-quality counterparts during the past year. As interest rates rose, investors' aversion to risk seemingly intensified, and lower-quality and non-rated municipal bonds fell out of favor. This occurred despite the fact that the strong U.S. economy meant improving credit fundamentals for many issuers of BBB-rated and non-rated bonds.

     In response to investors' ongoing avoidance of lower-quality bonds, we reduced our stake in them over the past six months. That said, we continue to hold some selected BBB-rated and non-rated hospital, industrial development and utility bonds because they offered attractive yields and the potential to outpace higher-rated securities if they move back into favor.

Q Where did you find attractive opportunities during the period?

RICK We capitalized on the recent rise in interest rates and the resulting decline in bond prices to improve All-American's tax efficiency. As rates rose, prices on some of the fund's holdings fell. By selling certain bonds at a loss, we created tax-loss carryforwards that can be used to offset current and/or future realized capital gains. An additional benefit of these transactions is that we used the proceeds from the sale of bonds to finance purchases of new bonds with higher income streams.

ANNUAL REPORT page 4

Q Paul, what can you tell us about Nuveen Flagship Intermediate Municipal Bond Fund's performance?

PAUL The fund reported a total return of -2.17% for the 12-month period ended April 30, 2000 for Class A shares on net asset value. In comparison, the Lipper National Intermediate Municipal Fund category reported a -1.17% total return for the 12-month period and the Lehman Brothers Municipal Bond Index (7-year) returned -0.03%./2/,/5/ Shareholders in the 31% federal income tax bracket would have had to earn a total return of -0.08% on a taxable investment to have earned the equivalent of their fund's tax-exempt total return for the 12-month period./3/

     As of April 30, 2000, the fund's SEC 30-day yield was 4.97%. For investors in the 31% federal income tax bracket, that is equivalent to a yield of 7.20% on a taxable investment./3/

     The fund's lag stemmed mostly from our focus on maximizing distribution yield by maintaining a somewhat longer duration than our peers. Duration is a measure of a bond's interest rate sensitivity; the longer a bond's duration, the more its share price will fall when rates rise and vice versa. Among intermediate maturity bonds, an investor typically can pick up a fair amount of additional yield for moving out each successive year of maturity. With interest rates on the rise as they were during the fiscal period, however, the fund's longer duration detracted from performance.

Q What were some of your other key strategies?

PAUL Like Nuveen Flagship All-American and Nuveen Flagship Limited Term Municipal Bond Fund, we identified several opportunities to do some tax loss swapping. When we made those trades, we looked to improve the fund's overall call protection, which can help insulate the fund from the inopportune redemption of bonds that can occur when interest rates fall.

     Recently, for example, we purchased bonds issued by the City of Chicago, the District of Columbia and Boone McHenry Dekalb School District, all of which carried call protection in excess of 10 years.

     We also maintained a significant position in non-rated bonds and those rated BBB, which is at the lower end of the investment grade credit rating scale, as judged by Standard & Poor's and Moody's Investors Service.

     As Rick explained, a lack of demand caused these bonds to underperform their higher-quality counterparts over the past year. But we think that the pain they suffered in response was overdone, and that selected non- and BBB-rated securities offer the potential to outperform. Furthermore, they offer a very attractive yield advantage over higher-rated securities, although they do carry more risk.

Q What's ahead for the municipal market and these three Nuveen Flagship municipal bond funds?

RICK At the end of the period, bond prices seemingly reflected investors' expectations for further interest rate hikes. Aside from interest rates, supply and demand conditions will also play a role in the performance of municipal bonds. We expect supply to remain low, a consequence of higher interest rates. Demand is more of an unknown. As we mentioned in the beginning, investors generally avoided fixed-income investments of all types during 1999 in favor of stocks. If the trend we've seen in early 2000 continues and investors continue to seek out more fixed-income investments, municipals could benefit.

ALL-AMERICAN

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed........................ 33%
AA................................  9%
A................................. 19%
BBB............................... 25%
NR................................ 13%
Other.............................  1%

INTERMEDIATE

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed........................ 37%
AA................................  3%
A................................. 13%
BBB............................... 32%
NR................................ 15%

LIMITED TERM

Bond Credit Quality

[PIE CHART APPEARS]

AAA/U.S.
Guaranteed........................ 33%
AA................................  6%
A................................. 20%
BBB............................... 27%
NR................................ 12%
Other.............................  2%

As a percentage of long-term bond holdings as of April 30, 2000. Holdings are subject to change.

2 The Lehman Brothers Municipal Bond Indices are comprised of a broad range of investment-grade municipal bonds and do not reflect any initial or ongoing expenses.

3 Taxable equivalent yield/total return represents the yield/total return on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield shown is based on the 30-day SEC yield and a federal income tax rate of 31%. The taxable equivalent total return is based on the fund's one-year total return and the 31% federal tax rate.

5 The Lipper Peer Group returns represent the total return of the 129 funds in the Lipper Intermediate Municipal Debt Funds category for the period from May 1, 1999, through April 30, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

                                                            ANNUAL REPORT page 5

PAUL Using history as a guide, federal tax-free municipal bonds currently offer an attractive value relative to their Treasury counterparts. (Of course, Treasuries are backed by the full faith and credit of the U.S. government.)


ANNUAL REPORT page 6

NUVEEN FLAGSHIP ALL-AMERICAN MUNICIPAL BOND FUND

Fund Spotlight as of April 30, 2000

Quick Facts
                                A Shares             B Shares            C Shares            R Shares
NAV                              $ 10.33             $  10.34             $ 10.32             $ 10.34
------------------------------------------------------------------------------------------------------
Latest Monthly Dividend*         $0.0470             $ 0.0405             $0.0420             $0.0485
------------------------------------------------------------------------------------------------------
Fund Symbol                        FLAAX                  N/A               FAACX                 N/A
------------------------------------------------------------------------------------------------------
CUSIP                          67065Q889            67065Q871           67065Q863           67065Q855
------------------------------------------------------------------------------------------------------
Inception Date                     10/88                 2/97                6/93                2/97
------------------------------------------------------------------------------------------------------

*Paid May 1, 2000

 Total Returns as of 4/30/00 (Annualized)+

                                 A Shares                    B Shares           C Shares     R Shares
                            NAV           Offer      w/o CDSC        w/CDSC       NAV          NAV
1-Year                     -4.48%        -8.49%      -5.21%          -8.83%      -5.02%        -4.29%
------------------------------------------------------------------------------------------------------
1-Year TER*                -2.21%        -6.31%      -3.28%          -6.89%      -3.00%        -1.93%
------------------------------------------------------------------------------------------------------
5-Year                      5.45%         4.55%       4.76%           4.60%       4.89%         5.61%
------------------------------------------------------------------------------------------------------
5-Year TER*                 7.94%         7.02%       6.92%           6.77%       7.12%         8.16%
------------------------------------------------------------------------------------------------------
10-Year                     7.40%         6.94%       6.92%           6.92%       6.81%         7.48%
------------------------------------------------------------------------------------------------------
10-Year TER*               10.17%         9.70%       9.47%           9.47%       9.32%        10.29%
------------------------------------------------------------------------------------------------------

* Taxable Equivalent Return (Based on a federal income tax rate of 31%.)

 Total Returns as of 3/31/00 (Annualized)+

                                 A Shares                    B Shares           C Shares      R Shares
                            NAV           Offer      w/o CDSC        w/CDSC       NAV           NAV
1-Year                     -3.69%        -7.72%      -4.42%          -8.06%      -4.32%        -3.58%
------------------------------------------------------------------------------------------------------
5-Year                      5.58%         4.69%       4.89%           4.73%       5.00%         5.72%
------------------------------------------------------------------------------------------------------
10-Year                     7.28%         6.82%       6.79%           6.79%       6.68%         7.35%
------------------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

 Tax-Free Yields

                                   A Shares                  B Shares           C Shares      R Shares
                               NAV          Offer              NAV                NAV            NAV
SEC 30-Day Yield              5.41%         5.18%             4.65%               4.85%         5.61%
------------------------------------------------------------------------------------------------------
Taxable Equivalent Yield      7.84%         7.51%             6.74%               7.03%         8.13%
------------------------------------------------------------------------------------------------------

 Index Comparison.

                         [MOUNTAIN CHART APPEARS HERE]

           Nuveen Flagship            Nuveen Flagship           Lehman Brothers
           All-American Municipal     All-American Municipal    Municipal Bond
           Fund (Offer)               Fund (NAV)                Index
4/1990        $  9,580                   $ 10,000                 $ 10,000
4/1991        $ 10,753                   $ 11,224                 $ 11,149
4/1992        $ 11,965                   $ 12,489                 $ 12,209
4/1993        $ 13,785                   $ 14,390                 $ 13,754
4/1994        $ 14,141                   $ 14,761                 $ 14,050
4/1995        $ 15,006                   $ 15,664                 $ 14,985
4/1996        $ 16,151                   $ 16,860                 $ 16,176
4/1997        $ 17,482                   $ 18,248                 $ 17,252
4/1998        $ 19,286                   $ 20,131                 $ 18,857
4/1999        $ 20,488                   $ 21,387                 $ 20,167
4/2000        $ 19,981                   $ 20,426                 $ 19,568


Portfolio Statistics

Total Net Assets            $362.2 million
------------------------------------------
Average Effective
Maturity                       18.68 years
------------------------------------------
Average Duration                      8.87
------------------------------------------

---- Nuveen Flagship All-American Municipal Fund (Offer) $19,568

---- Nuveen Flagship All-American Municipal Fund (NAV) $20,426

---- Lehman Brothers Municipal Bond Index $19,981

 . The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Municipal Bond A debt issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

ANNUAL REPORT   Page 7

Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Municipal Bond A debt issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

NUVEEN FLAGSHIP INTERMEDIATE MUNICIPAL BOND FUND

Fund Spotlight as of April 30, 2000

Quick Facts

                                    A Shares             C Shares     R Shares
NAV                                  $ 10.11              $ 10.13      $ 10.11
--------------------------------------------------------------------------------
Latest Monthly Dividend*             $0.0420              $0.0370      $0.0435
--------------------------------------------------------------------------------
Fund Symbol                            FINTX                FINCX          N/A
--------------------------------------------------------------------------------
CUSIP                              67065Q814            67065Q798    67065Q780
--------------------------------------------------------------------------------
Inception Date                          9/92                12/95         2/97
--------------------------------------------------------------------------------

*Paid May 1, 2000

Total Returns as of 4/30/00 (Annualized)+

                                    A Shares             C Shares     R Shares
                                 NAV        Offer           NAV          NAV
1-Year                         -2.17%       -5.10%        -2.72%       -1.91%
--------------------------------------------------------------------------------
1-Year TER*                    -0.08%       -3.07%        -0.89%        0.26%
--------------------------------------------------------------------------------
5-Year                          5.38%        4.74%         4.84%        5.50%
--------------------------------------------------------------------------------
5-Year TER*                     7.60%        6.95%         6.79%        7.78%
--------------------------------------------------------------------------------
Since Inception                 5.82%        5.40%         5.26%        5.90%
--------------------------------------------------------------------------------
Since Inception TER*            8.06%        7.63%         7.23%        8.17%
--------------------------------------------------------------------------------

* Taxable Equivalent Return (Based on a federal income tax rate of 31%.)

Total Returns as of 3/31/00 (Annualized)+

                                    A Shares             C Shares     R Shares
                                 NAV        Offer           NAV          NAV
1-Year                          1.63%       -4.58%        -2.19%       -1.37%
--------------------------------------------------------------------------------
5-Year                          5.53%        4.89%         4.97%        5.63%
--------------------------------------------------------------------------------
Since Inception                 5.92%        5.50%         5.35%        5.99%
--------------------------------------------------------------------------------

+ Class A shares returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

Tax-Free Yields

                                    A Shares             C Shares     R Shares
                                 NAV        Offer           NAV          NAV
SEC 30-Day Yield                4.97%        4.82%         4.42%        5.18%
--------------------------------------------------------------------------------
Taxable Equivalent Yield (31%)  7.20%        6.99%         6.41%        7.51%
--------------------------------------------------------------------------------

Index Comparison+

                         [MOUNTAIN CHART APPEARS HERE]

          Nuveen Flagship Intermediate         Nuveen Flagship Intermediate         Lehman Brothers 7 Year
          Municipal Bond Fund (Offer)          Municipal Bond Fund (NVA)            Municipal Bond Index
9/1992          $  9,700                              $ 10,000                             $ 10,000
4/1993          $ 10,598                              $ 10,926                             $ 10,553
4/1994          $ 10,938                              $ 11,276                             $ 10,882
4/1995          $ 11,460                              $ 11,814                             $ 11,517
4/1996          $ 12,338                              $ 12,719                             $ 12,390
4/1997          $ 13,162                              $ 13,569                             $ 13,055
4/1998          $ 14,343                              $ 14,787                             $ 14,080
4/1999          $ 15,223                              $ 15,694                             $ 15,037
4/2000          $ 14,892                              $ 15,352                             $ 15,034

Portfolio Statistics

Total Net Assets             $56 million
----------------------------------------
Average Effective
Maturity                      8.51 years
----------------------------------------
Average Duration                    6.69
----------------------------------------

---- Nuveen Flagship Intermediate Municipal Bond Fund (Offer) $14,892

---- Nuveen Flagship Intermediate Municipal Bond Fund (NAV) $15,352

---- Lehman Brothers 7 Year Municipal Bond Index $15,034

 . The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers 7-year Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (3%) and all ongoing fund expenses.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

ANNUAL REPORT   Page 8

NUVEEN FLAGSHIP LIMITED TERM MUNICIPAL BOND FUND

Fund Spotlight as of April 30, 2000


 Quick Facts

                                A Shares      C Shares       R Shares

NAV                         $     10.35    $     10.34    $     10.33
----------------------------------------------------------------------
Latest Monthly Dividend*    $    0.0400    $    0.0370    $    0.0420
----------------------------------------------------------------------
Fund Symbol                       FLTDX          FLTCX            N/A
----------------------------------------------------------------------
CUSIP                         67065Q848      67065Q830      67065Q822
----------------------------------------------------------------------
Inception Date                    10/87          12/95           2/97
----------------------------------------------------------------------
*Paid May 1, 2000

 Total Returns as of 4/30/00 (Annualized)+

                         A Shares              C Shares      R Shares
                    NAV           Offer           NAV           NAV

1-Year             -0.57%        -3.06%         -0.82%        -0.35%
----------------------------------------------------------------------
1-Year TER*         1.43%        -1.11%          1.03%         1.76%
----------------------------------------------------------------------
5-Year              4.46%         3.93%          4.11%         4.57%
----------------------------------------------------------------------
5-Year TER*         6.60%         6.06%          6.10%         6.78%
----------------------------------------------------------------------
10-Year             5.74%         5.48%          5.41%         5.80%
----------------------------------------------------------------------
10-Year TER*        8.10%         7.83%          7.62%         8.18%
----------------------------------------------------------------------
* Taxable Equivalent Return (Based on a federal income tax rate of 31%.)

 Total Returns as of 3/31/00 (Annualized)+

                       A Shares              C Shares       R Shares
                   NAV         Offer            NAV            NAV

1-Year           -0.11%       -2.61%          -0.54%          0.03%
----------------------------------------------------------------------
5-Year            4.59%        4.06%           4.21%          4.69%
----------------------------------------------------------------------
10-Year           5.75%        5.48%           5.40%          5.80%
----------------------------------------------------------------------
+ Class A shares returns are actual. Class C and R returns are actual for the period since class inception: returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales change. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

 Tax-Free Yields

                                   A Shares       C Shares   R Shares
                                 NAV      Offer      NAV        NAV

SEC 30-Day Yield                 4.64%     4.52%     4.29%      4.84%
----------------------------------------------------------------------
Taxable Equivalent Yield (31%)   6.72%     6.55%     6.22%      7.01%
----------------------------------------------------------------------

 Index Comparison.

[MOUNTAIN CHART APPEARS HERE]

               Nuveen Flagship Limited Term          Nuveen Flagship Limited Term         Lehman Brothers 5 Year
                Municipal Bond Fund (offer)           Municipal Bond Fund (NAV)            Municipal Bond Index
4/1990               $   9,750                               $  10,000                         $  10,000
4/1991               $  10,613                               $  10,886                         $  11,120
4/1992               $  11,550                               $  11,847                         $  12,081
4/1993               $  12,762                               $  13,089                         $  13,330
4/1994               $  13,171                               $  13,509                         $  13,699
4/1995               $  13,702                               $  14,054                         $  14,447
4/1996               $  14,524                               $  14,896                         $  15,440
4/1997               $  15,219                               $  15,609                         $  16,159
4/1998               $  16,234                               $  16,650                         $  17,248
4/1999               $  17,139                               $  17,578                         $  18,368
4/2000               $  17,041                               $  17,477                         $  18,434

Portfolio Statistics

Total Net Assets                          $460.4 million
--------------------------------------------------------
Average Effective Maturity                    4.58 years
--------------------------------------------------------
Average Duration                                    3.91
--------------------------------------------------------

 Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Municipal Bond A debt issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

                                                            ANNUAL REPORT page 9

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
------------------------------------------------------------------------------

1 The Lipper Peer Group returns represent the total return of the 57 funds in the Lipper High Yield Municipal Debt Funds category for the period from June 30, 1999, through April 30, 2000 and the 59 funds in the Lipper category for the year-to-date period ending April 30, 2000. The Lipper return is compared to Nuveen High Yield Municipal Bond Fund's performance since its inception June 7, 1999. The fund's return from June 30, 1999 to April 30, 2000, was 0.16%. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

Investment by the fund in lower-rated and nonrated securities presents greater risk of loss of principal than investments in investment-grade securities.

Performance figures are quoted for Class A shares at net asset value. Comments cover the period from the fund's inception on June 7, 1999, through its fiscal year end, April 30, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

A voluntary expense limitation was in place for Nuveen High Yield Municipal Bond Fund during the period.

Nuveen High Yield Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance during its fiscal year ending April 30, 2000, we spoke with Steve Peterson, lead portfolio manager of the fund.

Q The Nuveen High Yield Municipal Bond Fund began operations on June 7, 1999.
-
The fund reported a total return of -2.69% from its inception through April 30, 2000. Although not posting a positive return, the fund did outperform the Lipper High Yield Municipal Debt Fund category average of -3.03.1 It looks like high yield municipal bond funds in general had a tough time. What happened in this market over the period?

STEVE The municipal bond market had a very challenging year in 1999. New
-----
issuance was stagnant, and demand was flat. The stock market frenzy throughout 1999 kept investors' attention, not the fixed income market. The residual effects of that frenzy seemed to keep investors coming back for more, even amid the unprecedented amount of volatility in the Dow Jones Industrial Average and the Nasdaq Composite Index during the first four months of 2000.

       Although stocks took a beating, we still didn't see the "flight-to-quality" into bonds that we usually expect when the stock market goes sour. There was a definite lack of interest in the bond market -- and high yield municipals in particular -- throughout the period. But that wasn't a bad thing at all, in our opinion. In fact, we were able to take advantage of a market full of opportunities to find attractive value and yields and even increase the fund's dividend rate.

Q For this fund, you look for municipal bonds that are undervalued and
-
therefore selling at attractive prices or yields. So during this period, you really saw the out-of-favor high yield municipal market as full of potential?

STEVE Yes. The entire high yield municipal market was out of favor, with both
-----
issuance and demand down, but we still found very viable bond issues for the fund. Our overreaching goal in any environment is to find bonds that we believe are mispriced, that through our research we determine offer strong potential.

Q Do you have any specific examples?
-

STEVE Ohio Bayshore is a great example. It's a small independent power plant
-----
under construction that, when completed, should provide some of the lowest cost power in Ohio, a state that generally has had very high-cost energy. The project was behind schedule, which was why this issue was out of favor. But the reason for the delay was simply that the tight labor market made welders and construction workers who were available to work hard to come by. That, in our opinion, was the temporary result of a

 ANNUAL REPORT page 10
strong economy, not a reflection of poor management. These bonds were issued with attractive yields at 7.75% to 8%.

     We also continued to find potential in the embattled healthcare sector, still under pressure from cuts in federal Medicare and Medicaid reimbursement, aggressive HMO pricing and the move from inpatient to outpatient care. But even in these conditions, we feel healthcare is something people will always need, and those organizations that have positioned themselves favorably can offer very attractive bond issues while remaining competitive.

     One such example is Kentucky Appalachian Regional Healthcare. This issue was backed by six Kentucky and Virginia hospitals and offered a yield of nearly 9.5%. Keep in mind that's a tax-free yield; the equivalent yield on a similar taxable bond would be close to 16%. We believe this security offered exceptional value since these hospitals offer essential services and are insulated from competition due to their rural location -- the nearest competing hospital is more than an hour-and-a-half away. Their overall debt level was also very moderate, which impressed us.

     It was impressive yields such as these that allowed us to increase the dividend during the fiscal period.


Q Typically, a rising interest rate environment is not a very favorable one for
-
bonds, yet if we look at the year-to-date period as of April 30, 2000 -- a period in which the Federal Reserve (the Fed) raised rates twice -- the fund returned 2.01%, versus the Lipper category average for the same period of 0.64%.1 The fund's tax-free return even outpaced the stock market -- negative 0.04% measured by the S&P 500 Index.2 How do you explain this?

STEVE The stock market tends to operate on a different level than that of the
-----
bond market. Particularly during the first part of 2000, investors seemed to take it to an entirely different plane. It seemed to be based on random guesses on where prices would go, with little regard for fundamentals like profits and cash flows. Bonds, on the other hand, are priced according to factors like interest rates and credit quality of issuers.

     The high yield municipal bond market itself began a rebound after a rocky 1999. The very structure of high yield municipal bonds makes them less sensitive to changing interest rates. Their sensitivity lies more in the credit quality of the issuer, otherwise known as credit risk. While higher credit risk is inherent in a high yield fund, we work to mitigate credit risk for the fund through thorough analysis and sometimes even by negotiating structure directly with the issuer.

     Since no one but Chairman Alan Greenspan's Fed has any control over interest rates, we tried to minimize the fund's exposure to interest rate risk wherever possible. We consciously sought out bonds that offered shorter maturities to help decrease the fund's duration, which is a measure of how sensitive the fund is to interest rate risk. A shorter duration means less interest rate sensitivity -- important in this environment.

Another factor in this market was the yield differential between lower-rated bonds, such as those the fund invests in, and higher-rated bonds. The wider this differential -- or "spread" -- the more affordable high yield municipals are, and therefore the more the potential for gains, even factoring in the higher risk potential.

HIGH YIELD

 Top Five Sectors

Utilities        27%
---------------------
Healthcare       18%
---------------------
Transportation   15%
---------------------
Long-Term Care   10%
---------------------
Basic Materials  10%
---------------------

As a percentage of long-term bond holdings as of April 30, 2000. Holdings are subject to change.

1 The Lipper Peer Group returns represent the total return of the 57 funds in the Lipper High Yield Municipal Debt Funds category for the period from June 30, 1999, through April 30, 2000 and the 59 funds in the Lipper category for the year-to-date period ending April 30, 2000. The Lipper return is compared to Nuveen High Yield Municipal Bond Fund's performance since its inception June 7, 1999. The fund's return from June 30, 1999 to April 30, 2000, was 0.16%. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2 The S&P 500 Index does not reflect any initial or ongoing expenses but does reflect dividends reinvested. An index is not available for direct investment.

                                                           ANNUAL REPORT page 11

For example, one bond we bought recently paid a yield premium of 375 basis points -- or nearly four percentage points -- over an otherwise similar higher-rated bond. One year ago we were seeing spreads of only 100 to 125 basis points, or around one percent difference in yields.

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

 Bond Credit Quality

                           [PIE CHART APPEARS HERE]

                          AAA/U.S. Guaranteed....  1%
                          AA.....................  6%
                          A......................  5%
                          BBB.................... 17%
                          NR..................... 71%

As a percentage of long-term bond holdings as of April 30, 2000. Holdings are subject to change.

Q What is your outlook for the near future in the high yield municipal bond
-
market?

STEVE Throughout the coming months, we plan to maintain the fund's duration at
-----
or near its current low level to help keep its sensitivity to interest rates down.

      However, we are optimistic that future Fed interest rate increases will be relatively modest. It is our experience that Fed rate increases take about 12 to 18 months to have their intended effect on the economy, so the impact should begin to emerge soon.

ANNUAL REPORT page 12

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

Fund Spotlight as of April 30, 2000

 Quick Facts

                            A Shares      B Shares      C Shares    R Shares

NAV                       $     18.60    $    18.58   $     18.59  $    18.61
------------------------------------------------------------------------------
Latest Monthly Dividend   $    0.0960    $   0.0840   $    0.0870  $   0.0990
------------------------------------------------------------------------------
Fund Symbol                       N/A           N/A           N/A         N/A
------------------------------------------------------------------------------
CUSIP                       67065Q749     67065Q756     67065Q764   67065Q772
------------------------------------------------------------------------------
Inception Date                   6/99          6/99          6/99        6/99
------------------------------------------------------------------------------
*Paid May 1, 2000

 Total Returns as of 4/30/00 (Cumulative)

                                A Shares              B Shares                C Shares           R Shares
                             NAV      Offer     w/o CDSC     w/CDSC      w/o CDSC    w/CDSC         NAV
6-Month                     1.94%    -2.31%      1.66%      -3.29%        1.76%      0.77%        2.15%
------------------------------------------------------------------------------------------------------------
6-Month TER*3               3.32%    -0.99%      2.86%      -2.09%        3.01%      2.02%        3.57%
------------------------------------------------------------------------------------------------------------
YTD                         2.01%    -2.29%      1.81%      -3.19%        1.87%      0.87%        2.13%
------------------------------------------------------------------------------------------------------------
YTD TER*3                   2.94%    -1.40%      2.62%      -2.38%        2.72%      1.72%        3.09%
------------------------------------------------------------------------------------------------------------
Since Inception            -2.69%    -6.79%     -3.36%      -8.01%       -3.16%     -4.09%       -2.50%
------------------------------------------------------------------------------------------------------------
Since Inception TER*3      -0.74%    -4.92%     -1.67%      -6.31%       -1.39%     -2.32%       -0.48%
------------------------------------------------------------------------------------------------------------

* Taxable Equivalent Return (Based on a federal income tax rate of 31%.)

 Total Returns as of 3/31/00 (Cumulative)

                      A Shares             B Shares       C Shares   R Shares
                    NAV      Offer    w/o CDSC   w/CDSC      NAV        NAV

6-month            1.51%   - 2.77%     1.17%     -3.76%     1.27%      1.66%
------------------------------------------------------------------------------
YTD                2.42%    -1.90%     2.28%     -2.72%     2.33%      2.52%
------------------------------------------------------------------------------
Since Inception   -2.30%    -6.42%    -2.92%     -7.60%    -2.73%     -2.13%
------------------------------------------------------------------------------

 Tax-Free Yields
                                      A Shares    B Shares  C Shares  R Shares
                                     NAV   Offer    NAV        NAV       NAV

SEC 30-Day Yield                    6.86%  6.57%   6.10%      6.31%     7.07%
------------------------------------------------------------------------------
Taxable Equivalent Yield (31%) /3/  9.94%  9.52%   8.84%      9.14%    10.25%
------------------------------------------------------------------------------

 Index Comparison.

[MOUNTAIN CHART APPEARS HERE]

                                                                    (D)
                    Nuveen High Yield                        Nuveen High Yield                      Lehman Brothers
               Municipal Bond Fund (offer)                Municipal Bond Fund (NAV)               Municipal Bond Index
6/1999                 $  9,580                                   $  10,000                              $  10,000
4/2000                 $  9,596                                   $  10,016                              $  10,112

Portfolio Statistics

Total Net Assets     $14.7 million
----------------------------------
Average Effective
Maturity               18.19 years
----------------------------------
Average Duration              7.93
----------------------------------

 Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Municipal Bond An IOU issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

3 Taxable-equivalent yield/total return represents the yield/total return on a taxable investment necessary to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable equivalent yield shown is based on the 30-day SEC yield and a federal income tax rate of 31%. The taxable equivalent total return is based on the fund's one-year total return and the 31% federal tax rate.

                                                           ANNUAL REPORT page 13

               Portfolio of Investments

               Nuveen Flagship All-American Municipal Bond Fund
               April 30, 2000

   Principal                                                                            Optional Call                     Market
Amount (000)   Description                                                               Provisions*      Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------------
               Alabama - 2.3%

      $   25   Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds    4/04 at 102        Aaa     $    25,675
                (Collateralized Home Mortgage Revenue Bond Program), 1994 Series A-1
                Bonds, 6.600%, 4/01/19

         200   Alabama State Docks Department, Docks Facilities Revenue Bonds,           10/06 at 102        AAA         206,160
                Series 1996, 6.100%, 10/01/13 (Alternative Minimum Tax)

         400   The Utilities Board of the City of Bayou La Batre (Alabama), Water and     3/07 at 102         AA         379,216
                Sewer Revenue Refunding and Improvement Bonds, Series 1997, 5.750%,
                3/01/27

       2,440   City of Birmingham, Alabama, General Obligation Bonds, Series 1999-B,      6/09 at 101         AA       2,215,471
                5.250%, 6/01/24

         100   The Industrial Development Board of the Town of Courtland (Alabama),       9/05 at 102       Baa1          97,804
                Solid Waste Disposal Revenue Bonds (Champion International Corporation
                Project), Series 1995A, 6.500%, 9/01/25 (Alternative Minimum  Tax)

         100   Jefferson County, Alabama, Sewer Revenue Warrants, Series 1997-D,          2/07 at 101        AAA          98,168
                5.750%, 2/01/27 (Alternative Minimum Tax)

         500   The Industrial Development Board of the City of Phenix, Alabama,           4/08 at 102         A-         430,480
                Environmental Improvement Revenue Refunding Bonds (Mead Coated Board
                Project), Series 1998A, 5.300%, 4/01/27 (Alternative Minimum Tax)

       5,000   The Southeast Alabama Gas District, General System Revenue Bonds,          6/10 at 102        Aaa       4,763,300
                Series A, 5.500%, 6/01/20

         250   The Industrial Development Board of the City of Tallassee, Alabama,        8/06 at 102      A1***         265,145
                Industrial Revenue Bonds, Dow-United Technologies Composite Products,
                Series 1996-A, 6.100%, 8/01/14 (Pre-refunded to 8/01/06)
--------------------------------------------------------------------------------------------------------------------------------
               Alaska - 0.8%

       3,000   Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds,      9/09 at 101        AAA       3,012,330
                Series 1999, 6.000%, 9/01/24

--------------------------------------------------------------------------------------------------------------------------------
               Arizona - 1.1%

       2,500   The Industrial Development Authority of the County of Maricopa             7/08 at 101       BBB+       1,894,075
                (Arizona), Health Facility Revenue Bonds (Catholic Healthcare West
                Project), 1998 Series A, 5.000%, 7/01/21

       2,500   The Industrial Development Authority of the County of Yavapai              6/07 at 101        A-1       2,266,975
                (Arizona), Industrial Development Revenue Bonds, 1998 Series
                (Citizens Utilities Company Project), 5.450%, 6/01/33
                (Alternative Minimum Tax)

--------------------------------------------------------------------------------------------------------------------------------
               California - 6.7%

       7,500   California Higher Education Loan Authority, Inc., Student Loan            No Opt. Call         A2       7,670,175
                Revenue Refunding Bonds, Subordinate 1994 Series D, 6.500%, 6/01/05
                (Alternative Minimum Tax)

       2,750   California Pollution Control Financing Authority, Pollution Control        9/09 at 101        AAA       2,593,580
                Refunding Revenue Bonds (Southern California Edison Company), 1999
                Series C, 5.550%, 9/01/31 (Alternative Minimum Tax)

       8,000   Contra Costa Home Mortgage Finance Authority, California, 1984 Home       No Opt. Call        AAA       2,980,640
                Mortgage Revenue Bonds, 0.000%, 9/01/17

       2,000   Foothill/Eastern Transportation Corridor Agency (California), Toll        No Opt. Call        AAA       1,591,660
                Road Revenue Bonds, Series 1995A, 0.000%, 1/01/05

       2,000   Long Beach Aquarium of the Pacific, Revenue Bonds (Aquarium of the         7/05 at 102        BBB       1,858,760
                Pacific Project), 1995 Series A, 6.125%, 7/01/23

       4,000   Regional Airports Improvement Corporation, Facilities Sublease             5/06 at 102       BBB-       3,797,240
                Refunding Revenue Bonds, Issue of 1996, Delta Air Lines, Inc.
                (Los Angeles International Airport), 6.350%, 11/01/25

                   _____

   Principal                                                                            Optional Call                     Market
Amount (000)   Description                                                               Provisions*      Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------------
               California (continued)

               Sacramento Cogeneration Authority, Cogeneration Project Revenue Bonds
               (Procter & Gamble Project), 1995 Series:
    $    500    6.200%, 7/01/06                                                           7/05 at 102       BBB-     $   520,055
       1,000    6.500%, 7/01/21 (Pre-refunded to 7/01/05)                                 7/05 at 102        N/R       1,088,080

       2,000   Taft Public Financing Authority, Lease Revenue Bonds, 1997 Series A        1/07 at 101         A2       2,024,680
                (Community Correctional Facility Acquisition Project), 6.050%, 1/01/17

--------------------------------------------------------------------------------------------------------------------------------
               Colorado - 3.3%

               E-470 Public Highway Authority, Capital Improvement Trust Fund Highway
                Revenue Bonds (E-470 Project), Senior Bonds, Arapahoe County,
                Colorado:
       6,000     0.000%, 8/31/05                                                         No Opt. Call        Aaa       4,537,980
       2,000     6.950%, 8/31/20 (Pre-refunded to 8/31/05)                                8/05 at 103        Aaa       2,227,180

      11,800   Colorado Health Facilities Authority, Retirement Facilities (Liberty      No Opt. Call        Aaa       2,680,252
               Heights), 0.000%, 7/15/22

       2,500   Hyland Hills Park and Recreation District, Adams County, Colorado,        12/06 at 101        N/R       2,584,700
                Special Revenue Refunding and Improvement Bonds, Series 1996A, 6.750%,
                12/15/15

--------------------------------------------------------------------------------------------------------------------------------
               Connecticut - 1.7%

       4,000   Housing Authority of the City of Bridgeport, Connecticut, Multifamily     12/09 at 102        N/R       3,999,600
                Housing Revenue Bonds (Stratfield Apartments Project), Series 1999,
                7.250%, 12/01/24

       2,000   State of Connecticut Health and Educational Facilities Authority,         11/04 at 102        AAA       2,201,240
                Revenue Bonds, Nursing Home Program Issue, Series 1994, AHF/Hartford,
                Inc. Project, 7.125%, 11/01/14

--------------------------------------------------------------------------------------------------------------------------------
               Delaware - 0.4%

       1,750   Delaware Economic Development Authority, First Mortgage Revenue            5/07 at 102        BBB       1,609,808
                Bonds (Peninsula United Methodist Homes, Inc. Issue), Series
                1997A, 6.300%, 5/01/22

--------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 0.2%

       1,000   District of Columbia (Washington, D.C.), General Obligation Bonds,         6/08 at 101        AAA         889,060
                Series 1998B, 5.250%, 6/01/26

--------------------------------------------------------------------------------------------------------------------------------
               Florida - 1.6%
       1,000   Town of Lady Lake, Florida, Industrial Development Revenue Bonds           7/00 at 102     N/R***       1,028,530
                (Sunbelt Utilities, Inc. Project), Series 1990, 9.625%, 7/01/15
                (Alternative Minimum Tax) (Pre-refunded to 7/01/00)

       1,930   Nassau County, Florida (GF/Amelia Island Properties, Inc. Project),        1/03 at 103        N/R       2,087,758
                ICF/MR Revenue Bonds, Series 1993A, 9.750%, 1/01/23

       1,965   Sanford Airport Authority (Florida), Industrial Development Revenue        5/06 at 102        N/R       2,026,858
                Bonds (Central Florida Terminals Inc. Project), Series 1995A, 7.500%,
                5/01/10 (Alternative Minimum Tax)

         645   Sanford Airport Authority (Florida), Industrial Development Revenue        5/07 at 102        N/R         658,513
                Bonds (Central Florida Terminals Inc. Project), Series 1997C, 7.500%,
                5/01/21

--------------------------------------------------------------------------------------------------------------------------------
               Georgia - 1.6%

       2,000   Brunswick and Glynn County Development Authority (Georgia), Revenue        3/08 at 102       Baa2       1,697,460
                Refunding Bonds, Series 1998, (Georgia Pacific Corporation Project),
                5.550%, 3/01/26 (Alternative Minimum Tax)

       2,000   Municipal Electric Authority of Georgia, General Power Revenue Bonds,     No Opt. Call          A       1,985,520
                1993C Series, 5.700%, 1/01/19

       2,500   Private Colleges and Universities Authority (Georgia), Revenue and        10/09 at 101         A3       2,148,150
                Refunding Bonds (Mercer University Project), Series 1999A, 5.250%,
                10/01/25

--------------------------------------------------------------------------------------------------------------------------------
               Illinois - 9.9%

       6,645   Buffalo Grove Park District, Lake and Cook Counties, Illinois,             5/00 at 100        N/R       6,532,434
                Installment Contract Certificates (Limited Tax), Series 1999,
                5.400%, 12/30/04

               The County of Champaign, Illinois, General Obligation Bonds (Public
               Safety Sales Tax Alternate Revenue Source), Series 1999:
       1,140    8.250%, 1/01/21                                                          No Opt. Call        AAA       1,452,611
       1,275    8.250%, 1/01/22                                                          No Opt. Call        AAA       1,627,550

                    _____

     Portfolio of Investments

     April 30, 2000

   Principal                                                                              Optional Call                      Market
Amount (000)     Description                                                                Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                 Illinois (continued)

     $ 1,000     City of Chicago, Illinois, Gas Supply Refunding Revenue Bonds,             6/05 at 102         AA-     $   998,530
                   1995 Series A (The Peoples Gas Light and Coke Company Project),
                   6.100%, 6/01/25

       2,000     Illinois Development Finance Authority                                     9/06 at 102         A-1       2,034,260
                   (The Presbyterian Home Lake Forest Place Project),
                   Revenue Bonds, Series 1996B, 6.300%, 9/01/22

       3,750     Illinois Educational Facilities Authority, Revenue Refunding Bonds,        7/01 at 102       A1***       3,927,638
                   Loyola University of Chicago, Series 1991-A, 7.125%, 7/01/21
                   (Pre-refunded to 7/01/01)

                 Illinois Educational Facilities Authority, Revenue Refunding Bonds,
                 Columbia College, Series 1992:
       2,815       6.875%, 12/01/17 (Pre-refunded to 12/01/04)                             12/04 at 100      N/R***       3,012,923
       1,185       6.875%, 12/01/17                                                        12/04 at 100         BBB       1,213,132

       2,000     Illinois Health Facilities Authority, Revenue Refunding                    8/06 at 102         N/R       1,954,120
                   Bonds, Series 1995A (Fairview Obligated Group), 7.125%,
                   8/15/17

       6,000     Illinois Health Facilities Authority, Revenue Refunding Bonds,             2/07 at 102          A-       5,230,260
                   Series 1996B (Sarah Bush Lincoln Health Center),
                   5.750%, 2/15/22

       4,000     Illinois Health Facilities Authority, Revenue Bonds                        8/07 at 101          A-       3,421,040
                   (Victory Health Service), Series 1997A, 5.750%, 8/15/27

       4,750     Metropolitan Pier and Exposition Authority (Illinois),                    No Opt. Call         AAA       4,535,300
                   McCormick Place Expansion Project Refunding Bonds,
                   Series 1998A, 5.500%, 12/15/23
-----------------------------------------------------------------------------------------------------------------------------------
                 Indiana - 5.0%

       2,000     City of Goshen, Indiana, Revenue Refunding Bonds, Series 1998              8/08 at 101         N/R       1,586,320
                   (Greencroft Obligated Group), 5.750%, 8/15/28

       1,720     Indiana Health Facility Financing Authority, Hospital Revenue Bonds,       8/00 at 102      N/R***       1,772,752
                   Series 1990 (Hancock Memorial Hospital Project), 8.300%, 8/15/20
                   (Pre-refunded to 8/15/00)

       4,000     The Trustees of Indiana University, Indiana University Student Fee        No Opt. Call         AAA       2,140,840
                   Bonds, Series K, 0.000%, 8/01/11

       2,000     Indianapolis Airport Authority, Special Facilities Revenue Bonds,          7/04 at 102         BBB       2,070,580
                   Series 1994 (Federal Express Corporation Project), 7.100%,
                   1/15/17 (Alternative Minimum Tax)

       4,000     Indianapolis Airport Authority, Specialty Facility Revenue Bonds,         11/05 at 102        Baa2       3,859,800
                   Series 1995A (United Airlines, Inc., Indianapolis Maintenance
                   Center Project), 6.500%, 11/15/31 (Alternative Minimum Tax)

       5,450     City of Indianapolis, Indiana, Economic Development Revenue Bonds          7/06 at 102         BBB       5,244,208
                   (Willowbrook Apartments Project), Senior Series 1996A,
                   6.500%, 7/01/26

         500     Hospital Authority of Monroe County (Indiana), Hospital Revenue Bonds,     5/02 at 101         AAA         522,605
                   Series 1992 (Bloomington Hospital Project), 6.700%, 5/01/12
                   (Pre-refunded to 5/01/02)

       1,000     Rockport Pollution Control (Indiana Michigan Power Company),               3/01 at 102        Baa2       1,032,600
                   7.600%, 3/01/16
-----------------------------------------------------------------------------------------------------------------------------------
                 Kentucky - 4.9%

       5,000     County of Henderson, Kentucky, Solid Waste Disposal Revenue Bonds          3/05 at 102          A2       5,090,200
                   (MacMillan Bloedel Project), Series 1995, 7.000%, 3/01/25
                   (Alternative Minimum Tax)

       4,500     Jefferson County, Kentucky, Capital Projects Corporation, Lease           No Opt. Call          A+       2,249,145
                   Revenue Bonds, Series 1992A, 0.000%, 8/15/12

       2,000     Kentucky Economic Development Finance Authority, Hospital System           4/08 at 102         N/R       1,331,880
                   Refunding and Improvement Revenue Bonds, Series 1997 (Appalachian
                   Regional Healthcare, Inc. Project), 5.875%, 10/01/22

       5,000     Louisville and Jefferson County Metropolitan Sewer District               11/04 at 102         AAA       5,439,150
                   (Commonwealth of Kentucky), Sewer and Drainage System Revenue
                   Bonds, Series 1994A, 6.750%, 5/15/25

       3,500     Pendleton County, Kentucky, County Lease Revenue Bonds, Kentucky           3/03 at 102           A       3,580,325
                   Associated Counties Leasing Trust Program, Series 1993-A,
                   6.500%, 3/01/19
-----------------------------------------------------------------------------------------------------------------------------------
                 Louisiana - 0.6%

       1,900     City of New Orleans Audubon Park Commission, Aquarium Revenue Bonds,       4/02 at 102      N/R***       2,040,543
                   Series 1992, 8.000%, 4/01/12 (Pre-refunded to 4/01/02)

     ____
     16

   Principal                                                                               Optional Call                     Market
Amount (000)     Description                                                                 Provisions*    Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
                 Maryland - 1.4%

   $   2,000     Maryland Energy Financing Administration, Limited Obligation Solid         12/06 at 102          A-    $ 2,012,940
                   Waste Disposal Revenue Bonds (Wheelabrator Water Technologies,
                   Baltimore L.L.C. Projects), 1996 Series, 6.450%, 12/01/16
                   (Alternative Minimum Tax)

       3,500     Maryland Economic Development Corporation, Student Housing Revenue          6/09 at 102        Baa3      3,069,080
                   Bonds (Collegiate Housing Foundation - University Courtyard
                   Project), Series 1999A, 5.750%, 6/01/31
-----------------------------------------------------------------------------------------------------------------------------------
                 Massachusetts - 1.4%

       3,000     Massachusetts Health and Educational Facilities Authority, Revenue          7/09 at 101         AA-      2,551,230
                   Bonds, Partners HealthCare System Issue, Series B, 5.125%, 7/01/19

       3,000     Massachusetts Industrial Finance Agency, Resource Recovery Revenue         12/08 at 102         BBB      2,616,150
                   Refunding Bonds (Ogden Haverhill Project), Series 1998A, 5.600%,
                   12/01/19 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                 Michigan - 1.5%

       5,000     Michigan State Hospital Finance Authority, Hospital Revenue Bonds           8/08 at 101        BBB-      3,671,450
                   (The Detroit Medical Center Obligated Group), Series 1998A, 5.250%,
                   8/15/23

       2,000     Pontiac, Michigan, Hospital Finance Authority, Hospital Revenue             8/03 at 102        BBB-      1,797,680
                   Refunding Bonds (Nomc Obligated Group), 6.000%, 8/01/13
-----------------------------------------------------------------------------------------------------------------------------------
                 Missouri - 0.7%

       3,000     Missouri State Development Finance Board, Solid Waste Disposal             No Opt. Call          AA      2,660,730
                   Revenue Bonds (Procter & Gamble Paper Products Company
                   Project), Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                 New Hampshire - 0.3%

         700     New Hampshire Higher Educational and Health Facilities Authority,           7/00 at 100        BBB+        652,729
                   Hospital Revenue Bonds, Catholic Medical Center Issue, Series 1989,
                   6.000%, 7/01/17

         600     New Hampshire Higher Educational and Health Facilities Authority,           1/01 at 102        BBB+        607,188
                   Hospital Revenue Bonds, St. Joseph Hospital Issue, Series 1991,
                   7.500%, 1/01/16
-----------------------------------------------------------------------------------------------------------------------------------
                 New Jersey - 0.7%

       2,400     New Jersey Economic Development Authority, Electric Energy Facility         6/02 at 102         N/R      2,473,800
                   Revenue Bonds (Vineland Cogeneration Limited Partnership Project),
                   Series 1992, 7.875%, 6/01/19 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                 New York - 11.9%

       3,100     Village of East Rochester Housing Authority (New York),                     3/09 at 103         N/R      2,889,975
                   1999 Multifamily Senior Housing Revenue Bonds
                   (Jefferson Park Apartments Project), 6.750%, 5/01/31

                 The City of New York, General Obligation Bonds, Fiscal 1992 Series D:
         685       7.500%, 2/01/17 (Pre-refunded to 2/01/02)                             2/02 at 101 1/2         Aaa        725,744
         750       7.500%, 2/01/18 (Pre-refunded to 2/01/02)                             2/02 at 101 1/2         Aaa        794,610

         115     The City of New York, General Obligation Bonds, Fiscal 1997 Series I,       4/07 at 101       A-***        123,233
                   6.250%, 4/15/27 (Pre-refunded to 4/15/07)

                 The City of New York, General Obligation Bonds, Fiscal 1992 Series B:
         595       7.500%, 2/01/09 (Pre-refunded to 2/01/02)                             2/02 at 101 1/2       A-***        629,980
       1,305       7.500%, 2/01/09                                                       2/02 at 101 1/2          A-      1,375,483

       1,750     New York City Housing Development Corporation, Multi-Unit Mortgage          6/01 at 102         AAA      1,825,268
                   Refunding Bonds (FHA-Insured Mortgage Loans), 1991 Series A,
                   7.350%, 6/01/19

       6,000     New York City Transitional Finance Authority, Future Tax Secured Bonds,     5/10 at 101          AA      6,098,220
                   Fiscal 2000 Series C, 5.875%, 11/01/17 (WI)

       1,480     Dormitory Authority of the State of New York, City University System       No Opt. Call          A-      1,473,103
                   Consolidated Second General Resolution Revenue Bonds, Series 1993A,
                   5.750%, 7/01/18

       2,500     Dormitory Authority of the State of New York, Department of Health of       7/05 at 102         AAA      2,711,575
                   the State of New York, Revenue Bonds, Series 1995, 6.625%, 7/01/24
                   (Pre-refunded to 7/01/05)

       3,000     New York State Housing Finance Agency, Service Contract Obligation          9/05 at 102           A      3,044,640
                   Revenue Bonds, 1995 Series A, 6.375%, 9/15/15

          ____

                               Portfolio of Investments
                               Nuveen Flagship All-American Municipal Bond Fund (continued)
                               April 30, 2000

   Principal                                                             Optional Call                       Market
Amount (000)             Description                                       Provisions*     Ratings**          Value
--------------------------------------------------------------------------------------------------------------------------
                         New York (continued)

  $     5,500            New York State Urban Development                   No Opt. Call            A        $5,436,530
                          Corporation, State Facilities Revenue
                          Bonds, 1995 Refunding  Series, 5.700%,
                          4/01/20

        1,500            New York State Urban Development                   No Opt. Call            A        1,487,055
                          Corporation, Project Revenue Bonds
                          (Center for Industrial Innovation), 1995
                          Refunding Series, 5.500%, 1/01/13

        2,125            New York State Urban Development                   No Opt. Call            A        2,056,214
                          Corporation, Project Revenue Bonds
                          (University Facilities Grants), 1995
                          Refunding Series, 5.500%, 1/01/19

        7,500            The Port Authority of New York and New             10/06 at 102          N/R        7,520,925
                          Jersey, Special Project Bonds, Series 4,
                          KIAC Partners Project, 6.750%, 10/01/19
                          (Alternative Minimum Tax)

                         Suffolk County Industrial Development
                         Agency (New York), 1998 Industrial
                         Development
                         Revenue Bonds (Nissequogue Cogen
                         Partners Facility):
        1,800            5.300%, 1/01/13 (Alternative                        1/09 at 101          N/R        1,620,270
                          Minimum Tax)

        3,375            5.500%, 1/01/23 (Alternative Minimum Tax)           1/09 at 101          N/R        2,883,161
--------------------------------------------------------------------------------------------------------------------------------
                         North Carolina - 0.7%

        1,250            County of Cumberland, North Carolina,              10/09 at 101           AA        1,085,300
                          Hospital Facility Revenue Bonds
                          (Cumberland County Hospital System,
                          Inc.), Series 1999, 5.250%, 10/01/24

        1,299             Woodfin Treatment Facility, Inc. (North           12/03 at 102          N/R        1,303,355
                          Carolina), Proportionate Interest
                          Certificates, 6.750%, 12/01/13
---------------------------------------------------------------------------------------------------------------------------------
                         North Dakota - 0.1%

          240             State of North Dakota (North Dakota                7/00 at 102          Aa2          244,438
                          Housing Finance Agency), Single Family
                          Mortgage Program Bonds, 1989 Series B,
                          8.000%, 7/01/13
---------------------------------------------------------------------------------------------------------------------------------
                         Ohio - 9.1%

                         City of Cleveland, Ohio, Public Power
                         System Improvement First Mortgage
                         Revenue Bonds, Series 1991A:
          835            7.000%, 11/15/17 (Pre-refunded to                  11/01 at 102          AAA          879,698
                         11/15/01)

          565            7.000%, 11/15/17                                   11/01 at 102          AAA          592,860

        1,350            County of Columbiana, Ohio, County Jail            12/04 at 102           AA        1,467,761
                          Facilities Construction Bonds (General
                          Obligation - Unlimited Tax), 6.700%, 12/01/24

        1,000             County of Cuyahoga, Ohio, Health Care              6/00 at 100          N/R        1,004,110
                          Facilities Revenue Bonds, Series 1990
                          (Altenheim Project), 9.280%, 6/01/15

        3,000            County of Cuyahoga, Ohio, Hospital                  8/05 at 102          AAA        3,212,010
                          Revenue Bonds (Meridia Health System),
                          Series 1995, 6.250%, 8/15/24
                          (Pre-refunded to 8/15/05)

        1,000            County of Cuyahoga, Ohio, Hospital                  2/03 at 102           AA-       1,016,770
                          Facilities Revenue Bonds, Series 1993,
                          Health Cleveland, Inc.
                          (Fairview General Hospital Project),
                           6.300%, 8/15/15

        2,350            City of Garfield Heights, Ohio, Hospital           11/02 at 102        AA-***       2,493,656
                          Improvement and Refunding Revenue Bonds,
                          Series 1992B (Marymount Hospital Project),
                          6.700%, 11/15/15 (Pre-refunded to 11/15/02)

                         County of Hamilton, Ohio, Health Care
                         Facilities Improvement Revenue Bonds,
                         Series 1999A (Twin Towers):

        3,500             5.750%, 10/01/19                                  10/08 at 102            A        3,276,525

        2,000             5.800%, 10/01/23                                  10/08 at 102            A        1,845,020

        1,500            County of Lucas, Ohio, Hospital                    12/01 at 102       N/R***        1,601,715
                          Facilities Revenue Bonds, Series A
                          (Flower Memorial Hospital),
                          8.125%, 12/01/11 (Pre-refunded to
                          12/01/01)

        3,500            County of Miami, Ohio, Hospital                     5/06 at 102          BBB        3,068,135
                          Facilities Revenue Refunding and
                          Improvement Bonds, Series 1996A
                          (Upper Valley Medical Center),
                          6.375%, 5/15/26

        5,000            County of Montgomery, Ohio, Hospital                4/10 at 101         BBB+        4,788,150
                          Facilities Revenue Bonds, Series 1999
                          (Kettering Medical Center Network
                          Obligated Group), 6.750%, 4/01/18

        1,750            State of Ohio (Ohio Higher Educational             12/03 at 102          AAA        1,859,218
                          Facility Commission), Higher Educational
                          Facility Mortgage Revenue Bonds
                          (University of Dayton 1992 Project),
                          6.600%, 12/01/17

        2,600            State of Ohio, Solid Waste Disposal                 8/08 at 103          BBB        2,226,796
                          Revenue Bonds (USG Corporation Project),
                          Series 1997 Remarketed, 5.600%, 8/01/32
                          (Alternative Minimum Tax)

        3,500            County of Shelby, Ohio, Hospital                    9/02 at 102       N/R***        3,766,525
                          Facilities Revenue Refunding and
                          Improvement Bonds, Series 1992 (The
                          Shelby County Memorial Hospital
                          Association), 7.700%, 9/01/18
                          (Pre-refunded to 9/01/02)

_______
18

  Principal                                                                           Optional Call                           Market
Amount (000)  Description                                                               Provisions*       Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
              Oklahoma - 2.0%

              Edmond Economic Development Authority (Oklahoma), Student Housing
              Revenue Bonds (Collegiate Housing Foundation - Edmond Project),
              Series 1998A:
 $   2,000      5.375%, 12/01/19                                                          12/08 at 102         Baa3       $1,733,660
     3,250      5.500%, 12/01/28                                                          12/08 at 102         Baa3        2,750,703

     2,750    Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,                6/05 at 102         Baa1        2,685,320
                Series 1995 (American Airlines), 6.250%, 6/01/20
------------------------------------------------------------------------------------------------------------------------------------
              Pennsylvania - 1.9%

     2,500    Allegheny County Higher Education  Building Authority (Commonwealth of       2/06 at 102         Baa3        2,548,350
                Pennsylvania), College Revenue Bonds, Series A of 1996 (Robert Morris
                College), 6.400%, 2/15/14

     1,000    Delaware County Industrial Development Authority, Pollution                  4/01 at 102          AAA        1,039,270
                Control Revenue Refunding Bonds, 1991 Series A (Philadelphia Electric
                Company Project), 7.375%, 4/01/21

       500    Falls Township Hospital Authority, Refunding Revenue Bonds, The Delaware
                Valley Medical Center Project (FHA-Insured Mortgage), Series 1992,
                7.000%, 8/01/22                                                            8/02 at 102          AAA          527,080

     1,000    Latrobe Industrial Development Authority (Commonwealth of Pennsylvania),
                College Revenue Bonds (Saint Vincent College Project), Series 1994,        5/04 at 102          AAA        1,079,830
                6.750%, 5/01/24 (Pre-refunded to 5/01/04)

              City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds, Fourteenth
                Series:
       550      6.375%, 7/01/26 (Pre-refunded to 7/01/03)                                  7/03 at 102       BBB***          579,475
     1,150      6.375%, 7/01/26                                                            7/03 at 102          BBB        1,148,413
------------------------------------------------------------------------------------------------------------------------------------
              Puerto Rico - 0.1%

       100    Commonwealth of Puerto Rico, Public Improvement Bonds of 1994            7/04 at 101 1/2          AAA          107,762
                (General Obligation Bonds), 6.500%, 7/01/23 (Pre-refunded to 7/01/04)

       100    Puerto Rico Public Buildings Authority, Revenue Refunding Bonds, Series     No Opt. Call            A           97,250
                L, Guaranteed by the Commonwealth of Puerto Rico, 5.500%,7/01/21

       165    Puerto Rico Electric Power Authority, Power Revenue Bonds,                   7/04 at 102          AAA          177,745
                Series 1994-T, 6.375%, 7/01/24 (Pre-refunded to 7/01/04)

        70    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental  8/05 at 101 1/2          AAA           71,835
                Control Facilities Financing Authority, Hospital Revenue Refunding
                Bonds, 1995 Series A (FHA-Insured Mortgage Pila Hospital Project),
                5.875%, 8/01/12
------------------------------------------------------------------------------------------------------------------------------------
              South Carolina - 3.7%

              Berkeley County School District, Certificates of Participation:
       250      6.250%, 2/01/12 (Pre-refunded to 2/01/04)                                  2/04 at 102          AAA          265,025
     2,225      6.300%, 2/01/16 (Pre-refunded to 2/01/04)                                  2/04 at 102          AAA        2,358,411

              Charleston County, South Carolina, Charleston Public Facilities
              Corporation, Certificates of Participation, Series 1994B:
       240      6.875%, 6/01/14 (Pre-refunded to 6/01/04)                                  6/04 at 102          AAA          260,606
        10      6.875%, 6/01/14                                                            6/04 at 102          AAA           10,697

       400    Board of Trustees of Coastal Carolina University, South Carolina,            6/04 at 102          AAA          428,780
                Revenue Bonds, Series 1994, 6.800%, 6/01/19

     4,250    Georgetown County, South Carolina, Environmental Improvement Revenue        No Opt. Call         BBB+        4,241,713
                Refunding Bonds, 2000 Series A (International Paper Company Project),
                5.950%, 3/15/14

       200    Greenville Hospital System, Board of Trustees, Hospital Facilities Revenue  No Opt. Call          Aa3          200,810
                Bonds (South Carolina), Series 1990, 6.000%, 5/01/20

       300    South Carolina Regional Housing Development Corporation, No 1                7/02 at 102           Aa          307,467
                Multifamily Revenue Refunding Bonds, Redwood Village Apartments,
                Series A, 6.625%, 7/01/17

       500    South Carolina State Education Assistance Authority, Guaranteed Student      9/04 at 101            A          513,485
                Loan Revenue and Refunding Bonds, 1994 Series, 6.300%, 9/01/08
                (Alternative Minimum Tax)

       250    South Carolina State Housing Authority, Homeownership Mortgage Purchase,     7/04 at 102           AA          253,558
                Series A, 6.150%, 7/01/08

       225    South Carolina State Housing Finance and Development Authority, Mortgage     5/06 at 102          Aa2          226,258
                Revenue Bonds, Series 1996A, 6.350%, 7/01/25 (Alternative Minimum Tax)

_____
19

     Portfolio of Investments
     Nuveen Flagship All-American Municipal Bond Fund (continued)
     April 30, 2000

    Principal                                                                  Optional Call                             Market
 Amount (000)   Description                                                     Provisions*         Ratings**             Value
---------------------------------------------------------------------------------------------------------------------------------
                South Carolina (continued)

   $    1,000   South Carolina Housing Finance and Development Authority,       6/05 at 102          BBB+           $   1,024,250
                  Multifamily Housing Mortgage Revenue Bonds (United
                  Dominion - Hunting Ridge Apartments Project), Series 1995,
                  6.750%, 6/01/25 (Alternative Minimum Tax) (Mandatory put
                  6/01/10)

        1,250   South Carolina Housing Finance and Development Authority,       11/05 at 102          AA-               1,251,038
                  Multifamily Housing Revenue Refunding Bonds (Runaway Bay
                  Apartments Project), Series 1995, 6.125%, 12/01/15

        2,000   York County, South Carolina, Water and Sewer System             12/03 at 102         N/R                1,957,180
                  Revenue Bonds, Series 1995, 6.500%, 12/01/25

---------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 0.6%

        2,500   Education Loans Incorporated (South Dakota), Tax-Exempt         6/08 at 102           A2                2,314,000
                  Fixed Rate Student Loan Asset-Backed Callable Notes,
                  Subordinate Series 1998-1K, 5.600%, 6/01/20

---------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 5.2%

        4,325   The Health, Educational, and Housing Facilities Board           4/09 at 101         Baa1                3,674,304
                  of the County of Knox, Revenue Bonds, Series 1999
                  (University Health System, Inc), 5.625%, 4/01/24

        6,975   Memphis - Shelby County Airport Authority (Tennessee),          3/10 at 101          AAA                6,961,190
                  Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24
                  (Alternative Minimum Tax)

        2,860   The Health and Educational Facilities Board of the              2/08 at 102           AA                2,614,698
                  Metropolitan Government of Nashville and
                  Davidson County, Tennessee, Multi-Modal
                  Interchangeable Rate, Health Facility Revenue Bonds
                  (Richland Place, Inc. Project), Series  1993, 5.500%,
                  5/01/23

        2,085   The Health, Educational, and Housing Facilities Board           8/07 at 105          N/R***             2,659,189
                  of the County of Shelby, Tennessee, ICF/MR Revenue
                  Bonds (Open Arms Developmental Centers), Series 1992A,
                  9.750%, 8/01/19 (Pre-refunded to 8/01/07)

        1,380   Industrial Development Board of the City of South Fulton,       10/05 at 102          A3                1,383,146
                  Tennessee, Inc., Industrial Development Revenue Bonds
                  (Tyson Foods, Inc. Project), Series 1995, 6.350%, 10/01/15
                  (Alternative Minimum Tax)

        1,500   Wilson County, Tennessee, Series 1994, Certificates of          6/04 at 102           A2***             1,587,990
                  Participation (Wilson County Educational Facilities
                  Corporation), 6.250%, 6/30/15 (Pre-refunded to 6/30/04)

---------------------------------------------------------------------------------------------------------------------------------
                Texas - 10.9%

        7,000   Alliance Airport Authority, Inc. (Texas) Special                4/06 at 102          BBB                6,863,430
                  Facilities Revenue Bonds, Series 1996 (Federal
                  Express Corporation Project), 6.375%, 4/01/21
                  (Alternative Minimum Tax)

        6,000   Brazos River Authority (Texas), Revenue Refunding               4/09 at 101         Baa1                5,151,120
                  Bonds (Reliant Energy, Incorporated Project),
                  Series 1999A, 5.375%, 4/01/19

                Gregg County (Texas), Health Facilities Development
                Corporation, Hospital Revenue Bonds (Good Shepherd
                Medical Center Project), Series 2000:
        3,250     6.375%, 10/01/25                                              10/10 at 101          AA                3,263,650
        3,000     6.375%, 10/01/29                                              10/10 at 101          AA                3,007,470

        2,500   Guadalupe - Blanco River Authority (Texas), Sewage              5/09 at 101           AA-               2,276,650
                  and Solid Waste Disposal Facility Bonds (E.I. du
                  Pont de Nemours and Company Project), Series 1999,
                  5.500%, 5/01/29 (Alternative Minimum Tax)

        7,900   Gulf Coast Industrial Development Authority, Waste              6/08 at 102          BBB-               6,507,704
                  Disposal Revenue Bonds (Valero Refining and Marketing
                  Company Project), Series 1997, 5.600%, 12/01/31
                  (Alternative Minimum Tax)

        5,250   Harlingen Consolidated Independent School District              8/09 at 100          AAA                4,967,340
                  (Cameron County, Texas), Unlimited Tax School Building
                  Bonds, Series 1999, 5.500%, 8/15/26

        2,500   Lower Neches Valley Authority Industrial Development            3/08 at 101          AAA                2,271,350
                  Corporation (Texas), Refunding Revenue Bonds, Series
                  1998 (Mobil Oil Refining Corporation Project), 5.550%,
                  3/01/33

        2,000   North Central Texas Health Facilities Development               2/06 at 102          BBB                1,816,320
                  Corporation, Health Facilities Development
                  Revenue Bonds (C.C. Young Memorial Home
                  Project), Series 1996, 6.375%, 2/15/20

        2,895   Port of Bay City Authority of Matagorda County, Texas,          5/06 at 102            A+               2,833,539
                  Revenue Bonds (Hoechst Celanese Corporation Project),
                  Series 1996, 6.500%, 5/01/26 (Alternative Minimum Tax)

     ______
     20

     Portfolio of Investments
     Nuveen Flagship All-American Municipal Bond Fund (continued)
     April 30, 2000

    Principal                                                                  Optional Call                             Market
 Amount (000)   Description                                                     Provisions*         Ratings**            Value
---------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.5%

  $     2,000   Carbon County, Utah, Solid Waste Disposal Refunding             2/05 at 102             BB-         $   1,843,900
                  Revenue Bonds (Laidlaw Inc./ECDC Environmental, L.C.
                  Project), 1995 Series A, 7.500%, 2/01/10 (Alternative
                  Minimum Tax)

---------------------------------------------------------------------------------------------------------------------------------
                Virginia - 2.0%

        2,000   Industrial Development Authority of the County of              No Opt. Call            AAA              2,143,180
                  Hanover (Virginia), Hospital Revenue Bonds,
                  Series 1995 (Memorial Regional Medical Center Project
                  at Hanover Medical Park) (Guaranteed by Bon Secours
                  Health System Obligated Group), 6.375%, 8/15/18

        3,850   Prince William County Park Authority (Virginia), Park          10/09 at 101             A3              3,740,503
                  Facilities Revenue Refunding and Improvement Bonds,
                  Series 1999, 6.000%, 10/15/28

        1,250   Southeastern Public Service Authority of Virginia,              7/03 at 102              A-             1,222,084
                  Senior Revenue Bonds, Series 1993 (Regional Solid
                  Waste System), 6.000%, 7/01/13
                  (Alternative Minimum Tax)

---------------------------------------------------------------------------------------------------------------------------------
                Washington - 2.4%

        3,995   King County, Washington, Sewer Revenue Bonds,                   1/09 at 101            AAA              3,699,050
                  Series 1999, 5.375%, 1/01/23

        5,000   Port of Seattle (Washington), Special Facility Revenue          3/10 at 101            AAA              4,984,950
                  Bonds (Terminal 18 Project), Series B,
                  6.000%, 9/01/20 (Alternative Minimum Tax)

---------------------------------------------------------------------------------------------------------------------------------
  $   383,754   Total Investments - (cost $357,813,299) - 97.2%                                                       352,216,757
=============--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                   10,011,298
                -----------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                   $ 362,228,055
                =================================================================================================================

     * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R   Investment is not rated.

     (WI)  Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.
     ______
     21

Portfolio of Investments
Nuveen Flagship Intermediate Municipal Bond Fund
April 30, 2000


   Principal                                                                                   Optional Call                 Market
Amount (000)    Description                                                                      Provisions*  Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.8%

     $   500    Baxter County, Arkansas, Hospital Revenue Improvement Bonds, Series A           No Opt. Call        BBB  $  446,245
                 (Baxter County Regional Hospital), 5.000%, 9/01/09
------------------------------------------------------------------------------------------------------------------------------------
                California - 2.8%

         555    La Mirada Redevelopment Agency (California), Community Facilities District      No Opt. Call        N/R     531,446
                 No. 89-1 (Civic Theatre Project), 1998 Refunding Special Tax Bonds
                 (Tax Increment Contribution), 5.200%, 10/01/06

       1,000    Sacramento Cogeneration Authority, Cogeneration Project Revenue Bonds            7/05 at 102       BBB-   1,040,110
                 (Procter & Gamble Project), 1995 Series, 6.200%, 7/01/06
------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 6.8%

       2,300    E-470 Public Highway Authority, Capital Improvement Trust Fund Highway      8/05 at 95 29/32        Aaa   1,668,581
                 Revenue Bonds (E-470 Project), Senior Bonds, Arapahoe County, Colorado,
                0.000%, 8/31/06 (Pre-refunded to 8/31/05)

       1,000    Aurora Centretech Metropolitan District, Arapahoe County, Colorado,             12/06 at 102         A+     957,210
                 General Obligation Variable Rate Refunding Bonds, Series 1998C, 4.875%,
                 12/01/28 (Mandatory put 12/01/08)

         500    Colorado Health Facilities Authority, Revenue Bonds, Series 1995                12/05 at 102         A-     507,665
                 (Covenant Retirement Communities Inc.), 6.200%, 12/01/07

         685    Eagle County Air Terminal Corporation, Airport Terminal Project Revenue         No Opt. Call        N/R     685,192
                 Bonds, Series 1996, 6.750%, 5/01/06 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 0.6%

         335    Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds       1/03 at 102        BBB     312,002
                 (Wheelabrator Lisbon Project), Series 1993A, 5.150%, 1/01/05
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Delaware - 0.9%

         500    Delaware Economic Development Authority, First Mortgage Revenue Bonds            5/07 at 102        BBB     485,090
                 (Peninsula United Methodist Homes, Inc. Issue), Series 1997A,
                 6.100%, 5/01/10
------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 3.9%

       1,900    District of Columbia, General Obligation Refunding Bonds, Series A-1,           No Opt. Call        AAA   1,994,905
                 6.000%, 6/01/11

         205    District of Columbia, University Revenue Bonds (American University Issue),     10/06 at 101        AAA     206,095
                 Series 1996, 5.375%, 10/01/08
------------------------------------------------------------------------------------------------------------------------------------
                Florida - 14.7%

         200    Alachua County Health Facilities Authority, Florida, Health Facilities          12/06 at 102        AAA     201,568
                 Revenue Bonds, Series 1996A (Shands Teaching Hospital and Clinics, Inc.
                 Project), 5.300%, 12/01/08

         300    Brevard County Housing Finance Authority (Florida), Multifamily Housing          2/06 at 101        AAA     323,265
                 Revenue Refunding Bonds (Windover Oaks and Windover Health Club
                 Apartments Projects), Series 1996A, 6.900%, 2/01/27 (Mandatory put
                 2/01/07)

         500    Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995,             No Opt. Call        AAA     540,955
                 6.200%, 10/01/10

         335    Dade County, Florida Special Obligation and Refunding Bonds, Series 1996B,  10/08 at 98 7/32        AAA     200,616
                 0.000%, 10/01/09

         500    Duval County School District, Florida, General Obligation Refunding Bonds,       8/02 at 102        AAA     518,615
                 Series 1992, 6.300%, 8/01/08

         145    Escambia County Housing Finance Authority (Florida), Single Family Mortgage      4/07 at 102        Aaa     145,825
                 Revenue Bonds, Series 1997A (Multi County Program), 5.500%, 4/01/08
                 (Alternative Minimum Tax)

         200    Escambia County, Florida, Pollution Control Refunding Revenue Bonds             11/02 at 102       Baa1     209,000
                 (Champion International Project), Series 1992, 6.950%, 11/01/07

         175    Florida Housing Finance Agency, Single Family Mortgage Revenue Refunding        No Opt. Call        AAA     178,442
                 Bonds, Series 1995A, 6.000%, 1/01/04 (Alternative Minimum Tax)

_____
22

   Principal                                                                                   Optional Call                 Market
Amount (000)    Description                                                                      Provisions*  Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                Florida (continued)

    $    500    State of Florida, Full Faith and Credit, Broward County Expressway Authority    No Opt. Call        AA+  $  645,720
                 Bonds, Series of 1984, 9.875%, 7/01/09

         125    Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds,           No Opt. Call        AAA     128,799
                 City of Orlando, Florida, Series 1997, 5.750%, 10/01/10
                 (Alternative Minimum Tax)

         405    City of Gulf Breeze (Florida), Local Government Loan Program Revenue Bonds,     12/06 at 101        AAA     412,363
                 Remarketed Series 1985B, 5.600%, 12/01/15 (Mandatory put 12/01/07)

         145    School District of Gulf County, Florida, Sales Tax Revenue Bonds, Series         6/07 at 101         AA     143,346
                 1997, 5.200%, 6/01/08

         200    Halifax Hospital Medical Center (Daytona Beach, Florida), Health Care           No Opt. Call          A     182,452
                 Facilities Revenue Bonds (Halifax Management System, Inc. Project),
                 1998 Series A, 4.600%, 4/01/08

         150    Indian Trace Community Development District (Broward County, Florida),           5/05 at 102        AAA     153,578
                 Water Management Special Benefit Refunding Bonds, Series 1995A, 5.500%,
                 5/01/06

         165    Jacksonville Health Facilities Authority (Florida), Tax Exempt Industrial       No Opt. Call       Baa2     161,693
                 Development Revenue Bonds (National Benevolent Association - Cypress Village
                 Florida Project), Series 1996A, 5.850%, 12/01/06

         400    Lee County, Florida, Capital Refunding Revenue Bonds, Series 1997A, 5.750%,     No Opt. Call        AAA     418,228
                 10/01/11

         250    Hospital Board of Directors of Lee County, Florida, Hospital Revenue Bonds       4/07 at 102        AAA     253,435
                 (Lee Memorial Health System), Fixed Rate Hospital Revenue Bonds, 1997
                 Series A, 5.400%, 4/01/09

         250    Lee County Industrial Development Authority (Florida), Utility System           11/06 at 101        AAA     253,300
                 Revenue Bonds, Series 1996 (Bonita Springs Utilities Project), 5.450%,
                 11/01/07 (Alternative Minimum Tax)

         200    City of Leesburg, Florida, Hospital Revenue Refunding Bonds (Leesburg            7/06 at 102          A     198,754
                 Regional Medical Center Project), Series 1996A, 5.600%, 7/01/08

         125    City of Lynn Haven, Florida, Special Project Revenue Bonds, Series 1996,        No Opt. Call        AAA     125,609
                 5.250%, 10/01/05 (Alternative Minimum Tax)

         250    Martin County, Florida, Special Assessment Bonds, Series 1995 (Tropical          5/00 at 100      A2***     250,023
                 Farms Water and Sewer Special Assessment District), 5.600%, 11/01/05
                 (Pre-refunded to 5/01/00)

         295    Orange County Housing Finance Authority, Single Family Mortgage Revenue          9/07 at 102        AAA     296,870
                 Bonds (GNMA and FNMA Mortgage Backed Securities Program), Series 1997B,
                 5.400%, 9/01/09 (Alternative  Minimum Tax)

         100    City of Pembroke Pines, Florida, Special Assessment Bonds, No. 94-1,            No Opt. Call         A3     101,815
                 5.750%, 11/01/05

         500    Housing Finance Authority of Polk County (Florida), Multifamily Housing          7/05 at 101        AAA     498,485
                 Revenue Bonds (Winter Oaks Apartments Project), Series 1997A, 5.250%,
                 7/01/22 (Mandatory put 7/01/07)

       1,000    Sanford Airport Authority (Florida), Industrial Development Revenue Bonds       No Opt. Call        N/R   1,035,040
                 (Central Florida Terminals Inc. Project), Series 1995A, 7.500%, 5/01/06
                 (Alternative Minimum Tax)

         250    Sanford Airport Authority (Florida), Industrial Development Revenue Bonds       No Opt. Call        N/R     250,208
                 (Central Florida Terminals Inc. Project), Series 1997C, 6.750%, 5/01/05

         200    Sarasota County Health Facilities Authority (Florida), Health Facilities        No Opt. Call        N/R     195,194
                 Revenue Refunding Bonds, Series 1995 (Sunnyside Properties Project),
                 5.500%, 5/15/05

         250    City of Tampa, Florida, Health System Revenue Bonds, Catholic Health East       No Opt. Call        AAA     252,135
                 Issue, Series 1998A-1, 5.500%, 11/15/12
------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 12.1%

       2,000    Community Unit School District Number 100, Boone, McHenry, and DeKalb           No Opt. Call        Aaa     920,680
                 Counties, Illinois (Belvidere), Capital Appreciation School Bonds,
                 0.000%, 12/01/13

       2,000    City of Chicago (Illinois), General Obligation Bonds (City Colleges of          No Opt. Call        AAA     915,100
                 Chicago Capital Improvement Project), Series 1999, 0.000%, 1/01/14

         500    City of Chicago, Chicago-OHare International Airport, Special Facilities        No Opt. Call       Baa2     450,925
                 Revenue Refunding Bonds (United Air Lines, Inc. Project), Series 1999A,
                 5.200%, 4/01/11 (Alternative Minimum Tax)

       1,000    Illinois Development Finance Authority, Adjustable Rate Solid Waste             No Opt. Call        BBB     837,110
                 Disposal Revenue Bonds (Waste Management, Inc. Project), Series 1997,
                 5.050%, 1/01/10 (Alternative Minimum Tax)

         225    Illinois Development Finance Authority, Economic Development Revenue Bonds,      8/08 at 100       Baa2     214,659
                 Series 1998 (The Latin School of Chicago Project), 5.250%, 8/01/09

       1,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1996                No Opt. Call        BBB   1,000,610
                 (Mercy Hospital and Medical Center Project), 6.000%, 1/01/06

_____
23

Portfolio of Investments
Nuveen Flagship Intermediate Municipal Bond Fund (continued)
April 30, 2000

   Principal                                                                              Optional Call                     Market
Amount (000)  Description                                                                   Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------------------
              Illinois (continued)

              Illinois Health Facilities Authority, Revenue Bonds, Series 1998
                (Centegra Health System):
    $    500    5.500%, 9/01/09                                                             9/08 at 101          A-      $  475,925
         500    5.500%, 9/01/10                                                             9/08 at 101          A-         470,795

       1,000  Illinois Health Facilities Authority, Revenue Refunding Bonds, Series
                1998 (The Methodist Medical Center of Illinois), 5.500%, 11/15/12          11/08 at 101         AAA         993,260

         500  Illinois Health Facilities Authority, Revenue Bonds (Victory Health
                Service), Series 1997A, 5.750%, 8/15/08                                     8/07 at 101          A-         487,890
------------------------------------------------------------------------------------------------------------------------------------
              Indiana - 0.9%

         500  Indiana Bond Bank, Special Program Bonds, Series 1997B (Hendricks County      2/07 at 102         AA-         506,030
                Redevelopment Authority, Pittboro Project), 5.750%, 2/01/08
------------------------------------------------------------------------------------------------------------------------------------
              Kansas - 0.8%

         420  Lenexa, Kansas, Multifamily Housing Revenue Refunding Bonds (Barrington       2/03 at 102          AA         429,652
                Park Apartments Project), Series 1993A, 6.200%, 2/01/08
------------------------------------------------------------------------------------------------------------------------------------
              Kentucky - 1.8%

       1,000  City of Ashland, Kentucky, Pollution Control Revenue Refunding Bonds          No Opt. Call       Baa2         987,020
                (Ashland Inc. Project), Series 1999, 5.700%, 11/01/09
------------------------------------------------------------------------------------------------------------------------------------
              Louisiana - 0.5%

         265  Louisiana Public Facilities Authority, Student Loan Revenue Bonds, Series      9/02 at 102        Aaa         274,060
                1992A-2, 6.600%, 3/01/03 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
              Maryland - 0.9%

         500  Maryland Health and Higher Educational Facilities Authority, Refunding         1/07 at 102         A-         496,440
                Revenue Bonds, Pickersgill Issue, Series 1997A, 5.750%, 1/01/08
------------------------------------------------------------------------------------------------------------------------------------
              Massachusetts - 2.1%

       1,000  Massachusetts Health and Educational Facilities Authority, Revenue Bonds,      7/08 at 101          A         942,320
                Massachusetts Eye and Ear Infirmary Issue, Series B, 5.250%, 7/01/10

         265  Massachusetts Health and Educational Facilities Authority, Revenue Bonds       7/09 at 101       Baa3         242,305
                (Lasell College Issue), Series A, 5.100%, 7/01/11
------------------------------------------------------------------------------------------------------------------------------------
              Michigan - 3.9%

       1,000  Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds   No Opt. Call        BBB         985,840
                (Gratiot Community Hospital, Alma, Michigan), Series 1995, 6.100%,
                10/01/07

       1,000  Michigan State Hospital Finance Authority, Hospital Revenue and Refunding     No Opt. Call        Aaa       1,018,500
                Bonds (Genesys Regional Medical Center Obligated Group), Series 1998A,
                5.500%, 10/01/08

         215  Michigan Strategic Fund, Limited Obligation Revenue Bonds (Clark Retirement   No Opt. Call       BBB+         196,043
                Community Inc. Project), Series 1998, 4.900%, 6/01/08
------------------------------------------------------------------------------------------------------------------------------------
              Minnesota - 1.6%

       1,000  Housing and Redevelopment Authority of the City of Saint Paul, Minnesota      No Opt. Call       BBB+         905,380
                Health Care Revenue Bonds (Regions Hospital Project), Series 1998,
                5.000%, 5/15/09
------------------------------------------------------------------------------------------------------------------------------------
              Mississippi - 0.8%

         500  Perry County (Mississippi), Pollution Control Refunding Revenue Bonds          3/12 at 100       Baa2         454,390
                (Leaf River Forest Project), Series 1999, 5.200%, 10/01/12
------------------------------------------------------------------------------------------------------------------------------------
              Missouri - 2.8%

       1,000  The Industrial Development Authority of the City of Kansas City, Missouri,    11/08 at 102        N/R         893,630
                Retirement Facility Refunding and Improvement Revenue Bonds, Series 1998A
                (Kingswood Project), 5.375%, 11/15/09

         300  Health and Educational Facilities Authority of the State of Missouri,          2/07 at 102        N/R         285,462
                Bonds (Lutheran Senior Services), Series 1997, 5.550%, 2/01/09

         350  The Industrial Development Authority of the City of St. Louis, Missouri,      12/02 at 102        N/R         362,264
                Refunding Bonds (Kiel Center Multipurpose Arena Project), Series 1992,
                7.625%, 12/01/09 (Alternative Minimum Tax)

_____
24

   Principal                                                                              Optional Call                      Market
Amount (000)   Description                                                                 Provisions*      Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 3.3%

$      1,000   American Public Energy Agency, Gas Supply Revenue Bonds (Nebraska           No Opt. Call       AAA         $  864,210
                 Public Gas Agency - Western A Project), 1999 Series A, 4.375%,
                 6/01/10

       1,000   Energy America (Nebraska), Natural Gas Revenue Note (Metropolitan           No Opt. Call       N/R            956,340
                 Utility District Project), Series 1997B, 5.700%, 7/01/08
 -----------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 2.5%

       1,000   The Gloucester County Improvement Authority, New Jersey, Solid Waste        No Opt. Call       BBB          1,000,600
                 Resource Recovery Revenue Refunding Bonds (Waste Management, Inc.
                 Project), Series 1999B, 7.000%, 12/01/29 (Alternative Minimum Tax)
                 (Mandatory put 12/01/09)

         380   New Jersey Economic Development Authority, Insured Revenue Bonds            No Opt. Call       AAA            387,102
                 (Educational Testing Service Issue), Series 1995B, 5.500%, 5/15/05
------------------------------------------------------------------------------------------------------------------------------------
               New Mexico - 0.1%

          80   New Mexico Educational Assistance Foundation, Student Loan Revenue          No Opt. Call       Aaa             82,269
                 Bonds, Senior 1992 Series One-A, 6.300%, 12/01/02 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               New York - 8.1%

         500   Albany Housing Authority, City of Albany, New York, Limited Obligation      10/05 at 102      Baa1            497,930
                 Bonds, Series 1995, 5.700%, 10/01/06

         300   The City of New York, General Obligation Bonds, Fiscal 1997 Series B,    8/06 at 101 1/2        A-            306,885
                 5.700%, 8/15/07

         410   The City of New York General Obligation Bonds, Fiscal 1993 Series F,         2/05 at 101     A-***            435,990
                 6.375%, 2/15/06 (Pre-refunded to 2/15/05)

         290   The City of New York, General Obligation Bonds, Fiscal 1995 Series F,        2/05 at 101        A-            305,219
                 6.375%, 2/15/06

         750   New York State Housing Finance Agency, Health Facilities Revenue Bonds      No Opt. Call        A-            769,928
                 (New York City), 1996 Series A Refunding, 6.000%, 5/01/06

          85   New York State Thruway Authority, Highway and Bridge Trust Fund Bonds,      4/08 at 101        AAA             86,066
                 Series 1998A, 5.500%, 4/01/11

       1,000   The Port Authority of New York and New Jersey, Special Project Bonds,      No Opt. Call        N/R          1,037,640
                 Series 4, KIAC Partners Project, 7.000%, 10/01/07 (Alternative
                 Minimum Tax)

       1,000   The Port Authority of New York and New Jersey, Special Project Bonds,      No Opt. Call        AAA          1,078,290
                 Series 6, JFK International Air Terminal LLC Project, 6.250%, 12/01/10
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Ohio - 4.8%

               Cleveland-Cuyahoga County Port Authority, Subordinate Refunding Revenue
                 Bonds, Series 1997 (Rock and Roll Hall of Fame and Museum Project):
         360   5.750%, 12/01/07                                                           No Opt. Call        N/R            359,651
         425   5.850%, 12/01/08                                                           No Opt. Call        N/R            426,594

       1,000   City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds, 1988     No Opt. Call        BBB          1,006,510
                 Series C (Emery Air Freight Corporation and Emery Worldwide Airlines,
                 Inc. - Guarantors), 6.050%, 10/01/09

         900   Miami County, Ohio, Hospital Facilities Revenue Refunding and Improvement  No Opt. Call        BBB            890,154
                 Bonds (Upper Valley Medical Center), Series 1996C, 6.000%, 5/15/06
------------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 5.7%

       1,250   County of Allegheny, Pennsylvania, Airport Revenue Refunding Bonds,        No Opt. Call        AAA          1,273,850
                 Series 1997A (Pittsburgh International Airport), 5.750%, 1/01/12
                 (Alternative Minimum Tax)

               Pennsylvania Higher Educational Facilities Authority (Commonwealth
                 of Pennsylvania), Geneva College Revenue Bonds, Series of 1998:
         470     4.900%, 4/01/07                                                          No Opt. Call       BBB-            444,263
         495     4.950%, 4/01/08                                                          No Opt. Call       BBB-            465,429

       1,500   Municipal Authority of Westmoreland County (Westmoreland County,           No Opt. Call       AAA           1,016,055
                 Pennsylvania), Municipal Service Revenue Bonds, Series of 1995A,
                 0.000%, 8/15/07
------------------------------------------------------------------------------------------------------------------------------------
               South Carolina - 0.3%

         160   City of Myrtle Beach, South Carolina, Myrtle Beach Public Facilities       No Opt. Call     A3***             163,187
                 Corporation, Certificates of Participation (City of Myrtle Beach
                 Convention Center Project), Series 1992, 6.750%, 7/01/02

______
25

Portfolio of Investments
Nuveen Flagship Intermediate Municipal Bond Fund (continued) April 30, 2000

   Principal                                                                              Optional Call                      Market
Amount (000)   Description                                                                 Provisions*      Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 1.6%

$        500   Memphis-Shelby County Airport Authority (Tennessee), Special Facilities      No Opt. Call       BBB       $   465,920
                 Revenue Bonds, Refunding Series 1997 (Federal Express Corporation),
                 5.350%, 9/01/12

         500   The Industrial Development Board of the Metropolitan Government of           No Opt. Call       N/R           435,780
                 Nashville and Davidson County (Tennessee), Industrial Development
                 Revenue Refunding and Improvement Bonds (Osco Treatment Systems, Inc.
                 Project), Series 1993, 6.000%, 5/01/03 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Texas - 8.5%

       1,000   Alliance Airport Authority, Inc. (Texas), Special Facilities Revenue         No Opt. Call      Baa1         1,079,990
                 Bonds, Series 1991 (American Airlines, Inc. Project), 7.000%,
                 12/01/11 (Alternative Minimum Tax)

         345   Brazos Higher Education Authority, Inc., Student Loan Revenue Refunding      No Opt. Call       Aaa           354,398
                 Bonds, Series 1993A-1, 6.200%, 12/01/02 (Alternative Minimum Tax)

       3,000   Goose Creek Consolidated Independent School District, Texas, Unlimited       No Opt. Call       AAA         1,856,580
                 Tax Refunding Bonds, Series 1993, 0.000%, 2/15/09

         535   Texas Department of Housing and Community Affairs, Multifamily Housing       No Opt. Call         A           543,207
                 Revenue Bonds (NHP - Foundation - Asmara Project), Series 1996A, 5.800%,
                 1/01/06

       1,000   Tomball Hospital Authority (Texas), Hospital Revenue Bonds, Series 1999,     No Opt. Call      Baa2           929,840
                 Tomball Regional Hospital, 5.500%, 7/01/09
------------------------------------------------------------------------------------------------------------------------------------
               Utah - 0.5%

         290   Salt Lake County, Utah, College Revenue Bonds (Westminster College of        10/07 at 101       BBB           275,570
                 Salt Lake City Project), Series 1997, 5.200%, 10/01/09
------------------------------------------------------------------------------------------------------------------------------------
               Virgin Islands - 2.7%

         585   Virgin Islands Port Authority, Airport Revenue Bonds, Refunding Series        9/02 at 101       BBB           549,297
                 1998A, 4.500%, 9/01/05

       1,000   Virgin Islands Water and Power Authority, Electric System Revenue and         7/08 at 101       N/R           969,840
                 Refunding Bonds, 1998 Series, 5.250%, 7/01/09
------------------------------------------------------------------------------------------------------------------------------------
               Virginia - 1.8%

         500   Pocahontas Parkway Association, Route 895 Connector Toll Road Revenue        No Opt. Call      BBB-           477,060
                 Bonds, Senior Current Interest, Series 1998A, 5.250%, 8/15/07

          555  Prince William County Park Authority (Virginia), Park Facilities Revenue     10/09 at 101        A3           542,007
                 Refunding and Improvement Bonds, Series 1999, 5.375%, 10/15/11
------------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 1.2%

          750  Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        10/07 at 101       BBB           696,570
                 Series 1998 (Carroll College, Inc. Project), 5.000%, 10/01/09
------------------------------------------------------------------------------------------------------------------------------------
               Wyoming - 0.4%

          200  State of Wyoming, Farm Loan Board, Capital Facilities Refunding Revenue      10/02 at 102       AA-           206,361
                 Bonds, Series 1992, 6.100%, 10/01/06
------------------------------------------------------------------------------------------------------------------------------------
     $ 61,250  Total Investments - (cost $57,149,069) - 100.2%                                                            56,092,746
------------------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.2)%                                                                      (103,386)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                         $55,989,360
               ---------------------------------------------------------------------------------------------------------------------

               * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

              ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

              *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

              N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

_____
26

               Portfolio of Investments

               Nuveen Flagship Limited Term Municipal Bond Fund
               April 30, 2000

   Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                    Provisions*     Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
               Alaska - 0.3%

 $     1,250   Alaska Student Loan Corporation, Student Loan Revenue Bonds, 1997
                Series A, 5.200%, 7/01/06 (Alternative Minimum Tax)                          No Opt. Call           AAA   $1,234,663
------------------------------------------------------------------------------------------------------------------------------------

               Arizona - 0.5%

         250   Arizona Educational Loan Marketing Corporation, Educational Loan Revenue      No Opt. Call           Aa2      255,458
                Bonds, 6.125%, 9/01/02 (Alternative Minimum Tax)

       2,000   City of Tucson, Arizona, General Obligation Refunding Bonds, Series           No Opt. Call           AAA    2,038,700
                1995, 5.375%, 7/01/05
------------------------------------------------------------------------------------------------------------------------------------
               California - 6.8%

       7,250   California Higher Education Loan Authority, Inc., Student Loan Revenue        No Opt. Call            A2    7,414,503
                Refunding Bonds, Subordinate 1994 Series D, 6.500%, 6/01/05
                 (Alternative Minimum Tax)

               California Statewide Communities Development Authority,
               Refunding Certificates of Participation (Rio Bravo Fresno Project), 1999
               Series A:

       3,000     5.400%, 12/01/00                                                            No Opt. Call           N/R    2,993,340
       3,000     5.450%, 12/01/01                                                            No Opt. Call           N/R    2,974,260
       2,000     5.550%, 12/01/02                                                            No Opt. Call           N/R    1,965,860
       2,000     5.600%, 12/01/03                                                            No Opt. Call           N/R    1,951,680

       5,000   California Statewide Communities Development Authority, Multifamily           No Opt. Call          BBB+    4,846,350
                Housing Refunding Bonds (Archstone Oakridge Apartments), Issue 1999E,
                 Archstone Communities Trust, 5.300%, 6/01/29 (Mandatory put 6/01/08)

       4,380   Central Joint Powers Health Financing Authority, Certificates of              No Opt. Call          Baa1    4,310,708
                Participation, Series 1993 (Community Hospital of Central California),
                 5.250%, 2/01/04

       1,250   Long Beach Aquarium of the Pacific, Revenue Bonds (Aquarium of the Pacific    No Opt. Call           BBB    1,258,488
                Project), 1995 Series A, 5.750%, 7/01/05

               Sacramento Cogeneration Authority, Cogeneration Project Revenue Bonds
                (Procter & Gamble Project), 1995 Series:

       1,000     5.900%, 7/01/02                                                             No Opt. Call          BBB-    1,015,550
         500     6.000%, 7/01/03                                                             No Opt. Call          BBB-      510,865
         500     7.000%, 7/01/04                                                             No Opt. Call          BBB-      530,355

       1,500   Taft Public Financing Authority, Lease Revenue Bonds, 1997 Series A           No Opt. Call            A2    1,522,410
                (Community Correctional Facility Acquisition Project), 5.500%, 1/01/06

------------------------------------------------------------------------------------------------------------------------------------
               Colorado - 5.2%

       9,000   E-470 Public Highway Authority, Arapahoe County, Colorado, Capital        8/05 at 95 29/32           Aaa    6,529,230
                Improvement Trust Fund Highway Revenue Bonds (E-470 Project),
                 Senior Bonds, 0.000%, 8/31/06 (Pre-refunded to 8/31/05S

         400   City of Arvada, Colorado, Limited Sales and Use Tax Revenue Bonds, Series     No Opt. Call        N/R***      400,696
                1991, 6.400%, 6/01/00

       2,115   Colorado Health Facilities Authority, Revenue Bonds, Series 1995              No Opt. Call            A-    2,106,032
                (Covenant Retirement Communities Inc.), 5.650%, 12/01/04

               Colorado Housing and Finance Authority, Single-Family
                Housing Revenue Refunding Bonds, 1991 Series A:

       1,515     0.000%, 11/01/01                                                            No Opt. Call           Aa1    1,378,483
       3,515     0.000%, 11/01/02                                                            No Opt. Call           Aa1    3,007,786

       6,475   City and County of Denver, Colorado, Airport System Revenue Bonds,            No Opt. Call           AAA    6,623,925
                Series 1996B, 5.750%, 11/15/04 (Alternative Minimum Tax)

       1,065   Eagle County Air Terminal Corporation, Airport Terminal Project Revenue       No Opt. Call           N/R    1,065,298
                Bonds, Series 1996, 6.750%, 5/01/06 (Alternative Minimum Tax)

         500   Hyland Hills Metropolitan Park and Recreation District, Adams County,         No Opt. Call           N/R      501,340
                Colorado Special Revenue Refunding and Improvement Bonds, Series 1996A,
                 5.400%, 12/15/00

                    _____
27

                    Portfolio of Investments

                    April 30, 2000


   Principal                                                                               Optional Call                    Market
Amount (000)  Description                                                                    Provisions*    Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
              Colorado (continued)

    $  3,500  Metropolitan Football Stadium District (Colorado), Sales Tax Revenue Bonds,   No Opt. Call          AAA  $ 2,174,970
               Series 1999A, 0.000%, 1/01/09
-----------------------------------------------------------------------------------------------------------------------------------
              Connecticut - 3.4%

       1,000  City of Bridgeport, Connecticut, General Obligation Refunding Bonds, 1996     No Opt. Call          AAA    1,041,780
               Series A, 6.000%, 9/01/05

       2,200  State of Connecticut Health and Educational Facilities Authority, Revenue     No Opt. Call         BBB-    2,205,808
               Bonds, Quinnipiac College Issue, Series D, 5.625%, 7/01/03

       1,000  State of Connecticut Health and Educational Facilities Authority, Revenue     No Opt. Call          BBB      945,770
                Bonds, Hospital for Special Care Issue, Series B, 5.125%, 7/01/07

              Connecticut Development Authority, First Mortgage Gross Revenue Health
               Care Project Refunding Bonds (Church Homes, Inc., Congregational
               Avery Heights Project), 1997 Series:

         780   5.100%, 4/01/04                                                              No Opt. Call          BBB      760,430
       1,100   5.200%, 4/01/05                                                              No Opt. Call          BBB    1,066,582
       1,135   5.300%, 4/01/06                                                              No Opt. Call          BBB    1,094,889

         410  City of New Haven, Connecticut, General Obligation Bonds, Issue of 1992,      No Opt. Call          AAA      431,623
               9.250%, 3/01/02

       5,000  Housing Authority of the City of Stamford (Connecticut), Multifamily          No Opt. Call           A3    4,531,700
               Housing Revenue Refunding Bonds (The Fairfield Apartments Project),
               Series 1998, 4.750%, 12/01/28 (Mandatory put 12/01/08)

       3,775  West Haven Housing Authority (Connecticut), Multifamily Housing Revenue        1/01 at 100          N/R    3,778,586
               Bonds, Series 1998B (Meadows Landing Apartments), 6.000%, 1/01/02
               (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
              Florida - 1.6%

         240  North Springs Improvement District (Broward County, Florida), Water           No Opt. Call          N/R      243,427
               and Sewer Revenue Bonds, Series 1991, 7.900%, 10/01/01

       4,940  Housing Finance Authority of Polk County (Florida), Multifamily Housing        7/05 at 101          AAA    4,925,032
               Revenue Bonds (Winter Oaks Apartments Project), Series 1997A, 5.250%,
               7/01/22 (Mandatory put 7/01/07)

       2,080  Sanford Airport Authority (Florida), Industrial Development Revenue Bonds     No Opt. Call          N/R    2,128,339
               (Central Florida Terminals Inc. Project), Series 1995A, 7.300%, 5/01/04
               (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
              Georgia - 0.7%

       3,000  City of Atlanta, Georgia, Airport Facilities Revenue Refunding Bonds, Series  No Opt. Call          AAA    3,199,110
               1996, 6.500%, 1/01/06
------------------------------------------------------------------------------------------------------------------------------------
              Illinois - 2.5%

       1,600  Village of Channahon, Illinois, Revenue Refunding Bonds, Series 1999          No Opt. Call         BBB+    1,544,336
               (Morris Hospital), 5.000%, 12/01/04

         970  Illinois Health Facilities Authority, Revenue Refunding Bonds, Galesburg      No Opt. Call           AA      970,058
               Cottage Hospital, 5.400%, 5/01/00

         390  Illinois Health Facilities Authority, Revenue Bonds, Series 1996 (Mercy       No Opt. Call          BBB      392,243
               Hospital and Medical Center Project), 5.600%, 1/01/02

       1,500  Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1996B   No Opt. Call           A-    1,461,795
               (Sarah Bush Lincoln Health Center), 5.500%, 2/15/06

              Illinois Health Facilities Authority, Revenue Bonds (Victory Health
               Service), Series 1997A:
         945  5.000%, 8/15/05                                                               No Opt. Call           A-      899,895
         995  5.000%, 8/15/06                                                               No Opt. Call           A-      935,161
       1,045  5.750%, 8/15/07                                                               No Opt. Call           A-    1,023,912
         605  5.750%, 8/15/08                                                                8/07 at 101           A-      590,347

       3,000  State of Illinois, General Obligation Bonds, Series of March 1992             10/02 at 102           AA    3,130,500
               (Full Faith and Credit), 6.200%, 10/01/04

         555  Village of Romeoville, Will County, Illinois, General Obligation              No Opt. Call           A3      560,178
               Refunding Bonds (Alternate Revenue Source), Series 1991-B, 7.850%, 1/01/01

____
28

     Principal                                                                          Optional Call                        Market
  Amount (000)   Description                                                             Provisions*    Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                 Indiana - 1.4%

                 City of Goshen, Indiana, Revenue Refunding Bonds, Series 1998
                 (Greencroft Obligated Group):
     $     715     5.150%, 8/15/05                                                       No Opt. Call         N/R       $   674,452
           790     5.250%, 8/15/07                                                       No Opt. Call         N/R           728,333
           680     5.300%, 8/15/08                                                       No Opt. Call         N/R           619,514
           775     5.350%, 8/15/09                                                        8/08 at 101         N/R           697,368

                 Indiana Bond Bank, Special Program Bonds, Series 1997B
                 (Hendricks County Redevelopment Authority, Pittboro
                 Project):
         1,525     5.250%, 2/01/03                                                       No Opt. Call         AA-         1,524,680
         1,075     5.400%, 2/01/04                                                       No Opt. Call         AA-         1,077,258

         1,250   Valparaiso Multi-School Building Corporation (Porter County,            No Opt. Call         AAA         1,270,478
                   Indiana), First Mortgage Bonds, Series 1992, 6.100%, 7/01/01
-----------------------------------------------------------------------------------------------------------------------------------
                 Iowa - 0.3%

                 Iowa Student Loan Liquidity Corporation, Iowa Partnership Loan
                   Revenue Bonds, 1992 Series:
           325     6.000%, 7/01/00 (Alternative Minimum Tax)                             No Opt. Call           A           325,689
           600     6.100%, 7/01/01 (Alternative Minimum Tax)                             No Opt. Call           A           607,056
           650     6.200%, 7/01/02 (Alternative Minimum Tax)                             No Opt. Call           A           662,305
-----------------------------------------------------------------------------------------------------------------------------------
                 Kentucky - 7.6%

         3,180   County of Christian, Kentucky, Hospital Revenue and Refunding Bonds,    No Opt. Call          A-         3,118,690
                   Series 1997A, Jennie Stuart Medical Center, 5.500%, 7/01/06

                 City of Jeffersontown, Kentucky, Public Projects Refunding and
                   Improvements Bonds, Certificates of Participation:
           235     4.650%, 11/01/02                                                      No Opt. Call          A3           232,815
           520     4.750%, 11/01/03                                                      No Opt. Call          A3           513,479

           475   Kenton County Water District No. 1, Water District Revenue Bonds,       No Opt. Call         AAA           483,503
                   Series 1995B, 5.600%, 2/01/03

                 Kentucky Development Finance Authority, Sisters of Charity of
                   Nazareth Health Corporation, Revenue Refunding Bonds, Series 1991:
         1,330     6.000%, 11/01/01                                                      No Opt. Call       A1***         1,354,326
         2,720     6.600%, 11/01/06 (Pre-refunded to 11/01/01)                           11/01 at 102       A1***         2,843,923

                 Kentucky Economic Development Finance Authority, Hospital System
                   Refunding and Improvement Revenue Bonds, Series 1997 (Appalachian
                   Regional Healthcare, Inc. Project):
         2,670     5.300%, 10/01/05                                                      No Opt. Call         N/R         2,330,857
         1,315     5.400%, 10/01/06                                                      No Opt. Call         N/R         1,116,238

         1,460   Kentucky Higher Education Student Loan Corporation, Insured Student     No Opt. Call         Aaa         1,526,634
                   Loan Revenue Bonds, 1991 Series B, 6.800%, 6/01/03
                   (Alternative Minimum Tax)

                 Kentucky Infrastructure Authority, Governmental Agencies
                   Program Revenue and Revenue Refunding Bonds, 1995 Series H:
         1,945     5.300%, 8/01/03                                                       No Opt. Call         AA-         1,962,486
         1,000     5.500%, 8/01/05                                                       No Opt. Call         AA-         1,018,390

         1,000   The Turnpike Authority of Kentucky, Resource Recovery Road,             No Opt. Call          A+         1,194,680
                   Revenue Refunding Bonds, 1985 Series A, 9.625%, 7/01/05

                 Regional Airport Authority of Louisville and Jefferson
                   County, Kentucky, Airport System Revenue Bonds, 1997 Series A:
         1,375     5.750%, 7/01/00 (Alternative Minimum Tax)                             No Opt. Call         AAA         1,377,970
           455     5.750%, 7/01/01 (Alternative Minimum Tax)                             No Opt. Call         AAA           459,664
         1,535     5.750%, 7/01/02 (Alternative Minimum Tax)                             No Opt. Call         AAA         1,558,793

         2,000     Regional Airport Authority of Louisville and Jefferson County,        No Opt. Call        Baa3         1,862,840
                     Kentucky, Special Facilities Revenue Bonds, 1999 Series A
                     (Airis Louisville, L.L.C. Project), 5.000%, 3/01/09

____
29

                   Portfolio of Investments

                   April 30, 2000


     Principal                                                                          Optional Call                        Market
  Amount (000)   Description                                                             Provisions*    Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                 Kentucky (continued)

     $   3,225   Mount Sterling, Kentucky, Lease Revenue Bonds (Kentucky League of       No Opt. Call          Aa      $  3,263,507
                   Cities Funding Program), Series 1993A, 5.625%, 3/01/03

        10,800   City of Owensboro, Kentucky, Electric Light and Power System Revenue    No Opt. Call         AAA         8,927,172
                    Bonds, Series 1993A, 0.000%, 1/01/04 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                 Louisiana - 3.3%

         6,000   Parish of East Baton Rouge, State of Louisiana, Industrial Pollution    No Opt. Call         BBB         5,992,500
                   Control Refunding Revenue Bonds (Hoechst Celanese Corporation
                   Project), Series 1993, 5.400%, 12/01/02

           750   Louisiana Public Facilities Authority, Hospital Revenue Bonds           No Opt. Call       A3***           772,238
                   (Woman's Hospital Foundation Project), Series 1992, 6.750%,
                   10/01/02

         2,500   Louisiana Offshore Terminal Authority, Deepwater Port Refunding         No Opt. Call           A         2,550,300
                    Revenue Bonds (LOOP Inc. Project), First Stage Series 1992B,
                    6.100%, 9/01/02

           770   Office Facilities Corporation (A Louisiana Non Profit Corporation),     No Opt. Call        BBB+           782,374
                   Capital Facilities Bonds (Statewide Lease/Purchase Program), Series
                   1990, 7.350%, 12/01/00

           300   Ouachita Parish (Louisiana), Hospital Service District No. 1 Revenue    No Opt. Call        A***           301,368
                   Bonds (Glenwood Regional Medical Center), Series 1991, 7.250%,
                   7/01/00

         5,000   St. Charles Parish, State of Louisiana, Pollution Control Revenue       No Opt. Call        BBB-         4,886,750
                   Refunding Bonds (Entergy Louisiana, Inc. Project), Series 1999C,
                   5.350%, 10/01/29 (Mandatory put 10/01/03)
 -----------------------------------------------------------------------------------------------------------------------------------
                 Maine - 0.2%

           845   Maine Educational Loan Marketing Corporation, Student Loan Revenue      5/02 at 101            A           857,869
                   Refunding Bonds, Subordinate Series 1992A-2, 6.600%, 5/01/05
                   (Alternative Minimum Tax)
 -----------------------------------------------------------------------------------------------------------------------------------
                 Maryland - 1.3%

                 Maryland Energy Financing Administration, Limited Obligation Solid
                   Waste Disposal Revenue Bonds (Wheelabrator Water Technologies
                   Baltimore L.L.C. Projects), 1996 Series:
         2,280   5.650%, 12/01/03 (Alternative Minimum Tax)                              No Opt. Call          A-         2,293,087
         1,000   5.850%, 12/01/05 (Alternative Minimum Tax)                              No Opt. Call          A-         1,011,320

         2,400   Northeast Maryland Waste Disposal Authority, Resource Recovery          No Opt. Call         AAA         2,566,056
                   Revenue Refunding Bonds, (Southwest Resource Recovery Facility),
                   Series 1993, 7.150%, 1/01/04
 -----------------------------------------------------------------------------------------------------------------------------------
                 Massachusetts - 2.8%

           265   City of Brockton, Massachusetts, General Obligation Bonds, 5.350%,      No Opt. Call         Aa3           265,270
                   6/15/00

                 Massachusetts Educational Financing Authority, Education Loan
                   Revenue Bonds, Issue E, Series 1995:
           725     5.500%, 7/01/01 (Alternative Minimum Tax)                             No Opt. Call         AAA           729,568
         2,225     5.700%, 7/01/04 (Alternative Minimum Tax)                             No Opt. Call         AAA         2,252,368

                 Massachusetts Educational Financing Authority, Education Loan
                   Revenue Bonds, Issue E, Series 1997B:
         1,860     5.250%, 7/01/06 (Alternative Minimum Tax)                             No Opt. Call         AAA         1,848,728
         2,615     5.350%, 7/01/07 (Alternative Minimum Tax)                              7/06 at 102         AAA         2,606,318

         1,500   Massachusetts Health and Educational Facilities Authority, Revenue      No Opt. Call         AA-         1,401,735
                   Bonds, Partners Health Care System Issue, Series B, 5.000%,
                   7/01/09

                 City of New Bedford, Massachusetts, General Obligation Landfill
                   Closure Bonds, Series 1993:
           600     5.400%, 3/01/01                                                       No Opt. Call        Baa3           603,810
           600     5.500%, 3/01/02                                                       No Opt. Call        Baa3           603,726

         2,500   The New England Education Loan Marketing Corporation, Student Loan      No Opt. Call         Aa2         2,527,525
                   Refunding Bonds, 1993 Series E, 5.625%, 7/01/04 (Alternative
                   Minimum Tax)

           250   City of Springfield, Massachusetts, General Obligation School           No Opt. Call        Baa3           254,633
                   Project Loan, Act of 1948 Bonds, Series B, 6.100%, 9/01/02

____
30

   Principal                                                                                  Optional Call                  Market
Amount (000)    Description                                                                    Provisions*   Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 5.8%

                City of Detroit, Michigan, Convention Facility Limited Tax Revenue Refunding
                Bonds (Cobo Hall Expansion Project), Series 1993:
   $   6,980    5.250%, 9/30/06                                                                No Opt. Call    AAA     $  7,004,221
       3,200    5.250%, 9/30/07                                                                No Opt. Call    AAA        3,204,736

         245    City of Madison Heights, Michigan, Tax Increment Finance Authority,            No Opt. Call    N/R          249,101
                 Revenue Bonds, Series 1991, 8.500%, 3/15/01

         900    Michigan Higher Education Student Loan Authority, Student Loan Revenue Bonds,  No Opt. Call    AAA          906,372
                 Series XII-E, 6.375%, 10/01/00 (Alternative Minimum Tax)

       2,000    Michigan Higher Education Student Loan Authority, Series XV-A,                 No Opt. Call    Aa1        2,005,240
                 5.400%, 9/01/00 (Alternative Minimum Tax)

       1,620    Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds    No Opt. Call    BBB        1,617,521
                 (Gratiot Community Hospital, Alma, Michigan), Series 1995, 5.300%, 10/01/01

       1,000    Michigan State Hospital Finance Authority, Revenue Refunding Bonds             No Opt. Call    AA-        1,038,870
                 (Mercy Health Services Obligated Group), 1997 Series T, 6.000%, 8/15/06

                Michigan State Housing Development Authority, Rental Housing Revenue Bonds,
                 1995 Series B:
       3,085     5.450%, 4/01/05                                                               No Opt. Call    AAA        3,111,747
       3,325     5.450%, 10/01/05                                                              6/05 at 102     AAA        3,356,355

       4,095    Pontiac, Michigan, Hospital Finance Authority, Hospital Revenue Refunding      8/00 at 100     BBB-       4,000,569
                 Bonds (Nomc Obligated Group), 5.800%, 8/01/03
-----------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.6%

                Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding
                 Bonds, Series 1995 (Mississippi Baptist Medical Center):
       1,690     5.350%, 5/01/03                                                               No Opt. Call    AAA        1,701,864
       1,000     5.400%, 5/01/04                                                               No Opt. Call    AAA        1,009,130
-----------------------------------------------------------------------------------------------------------------------------------
                Missouri - 1.4%

                Health and Educational Facilities Authority of the State of Missouri,
                Health Facilities Revenue Bonds (Lutheran Senior Services), Series 1997:
         500     5.200%, 2/01/04                                                               No Opt. Call    N/R          490,395
         600     5.300%, 2/01/05                                                               No Opt. Call    N/R          585,900
         600     5.400%, 2/01/06                                                               No Opt. Call    N/R          583,452
         700     5.500%, 2/01/07                                                               No Opt. Call    N/R          678,041

       4,000    The Industrial Development Authority of the County of St. Louis, Missouri,     No Opt. Call    A3         3,980,720
                 Multifamily Housing Revenue Refunding Bonds (Equity Residential/Pinetree
                 Apartments), Series 1999A, 5.200%, 11/15/29 (Mandatory put 11/15/04)

         200    The City of St. Louis, Missouri, Regional Convention and Sports Complex        No Opt. Call    N/R          203,942
                 Authority, Convention and Sports Facility Project Bonds, Series C
                 of 1991, 7.750%, 8/15/01
-----------------------------------------------------------------------------------------------------------------------------------
                Montana - 0.6%

       3,000    City of Forsyth, Rosebud County, Montana, Pollution Control Revenue            No Opt. Call    A-         2,894,160
                 Refunding Bonds (Portland General Electric Company Projects), Series 1998B,
                 4.750%, 5/01/33 (Alternative Minimum Tax) (Mandatory put 5/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 2.4%

       7,200    American Public Energy Agency, Gas Supply Revenue Bonds (Nebraska Public       No Opt. Call    AAA        6,447,600
                 Gas Agency - Western A Project), 1999 Series A, 4.450%, 6/01/08

       5,000    Energy America (Nebraska), Natural Gas Revenue Bonds (Nebraska Public Gas      No Opt. Call    N/R        4,725,850
                 Agency Project), Series 1998B, 5.450%, 4/15/08
-----------------------------------------------------------------------------------------------------------------------------------
                Nevada - 0.4%

       2,000    Las Vegas New Convention and Visitors Authority, Nevada, Revenue Bonds,        No Opt. Call    AAA        2,029,340
                 Series 1999, 5.500%, 7/01/09

____
31

Portfolio of Investments
Nuveen Flagship Limited Term Municipal Bond Fund (continued)
April 30, 2000

   Principal                                                                    Optional Call                           Market
Amount (000)   Description                                                       Provisions*        Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 1.2%

$    505       New Hampshire Higher Educational and Health                      No Opt. Call            BBB+           $  511,711
                Facilities Authority, Hospital Revenue Bonds, St. Joseph
                Hospital Issue, Series 1991, 7.250%, 1/01/01

     225       New Hampshire Housing Finance Authority, Single Family           No Opt. Call            Aa3               226,242
                Residential Mortgage Bonds, 1991 Series D, 6.450%,
                1/01/01 (Alternative Minimum Tax)

   5,000       Business Finance Authority of the State of New Hampshire,        No Opt. Call            BBB+            4,875,600
                Pollution Control Refunding Revenue Bonds (The United
                Illuminating Company Project), 1997 Series A, 4.350%,
                7/01/27 (Alternative Minimum Tax) (Mandatory put 2/01/02)

------------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 2.8%

               New Jersey Health Care Facilities Financing Authority,
               Bayonne Hospital Obligated Group, Revenue Bonds, Series 1994:
     860        5.750%, 7/01/00                                                 No Opt. Call            AAA               862,058
   1,000        5.800%, 7/01/01                                                 No Opt. Call            AAA             1,012,583
     790        5.900%, 7/01/02                                                 No Opt. Call            AAA               806,340

   3,230       New Jersey Economic Development Authority, Insured Revenue       No Opt. Call            AAA             3,290,369
                Bonds (Educational Testing Service Issue), Series 1995B,
                5.500%, 5/15/05

               New Jersey Economic Development Authority, First Mortgage
               Revenue Bonds (Franciscan Oaks Project), Series 1997:
   1,420        5.300%, 10/01/05                                                No Opt. Call            N/R             1,365,145
     830        5.400%, 10/01/06                                                No Opt. Call            N/R               793,214

               New Jersey Higher Educational Facilities Authority, Higher
               Educational Facilities Revenue Bonds, Saint Peters College
               Issue, 1992 Series B:
     295        6.100%, 7/01/00                                                 No Opt. Call            BBB               295,835
     355        6.200%, 7/01/01                                                 No Opt. Call            BBB               361,213

               New Jersey Educational Facilities Authority, Stevens
               Institute of Technology Issue Revenue Bonds, 1992
               Series A:
   1,275        6.100%, 7/01/00                                                 No Opt. Call              A             1,278,366
     995        6.200%, 7/01/01                                                 No Opt. Call              A             1,009,477
   1,165        6.300%, 7/01/02                                                 No Opt. Call              A             1,193,356

     550       New Jersey Educational Facilities Authority, Revenue Bonds,      No Opt. Call            BBB               526,251
                Saint Peters College Issue, 1998 Series B, 5.000%, 7/01/08
 -----------------------------------------------------------------------------------------------------------------------------------
               New York - 16.4%

               Albany Housing Authority, City of Albany, New York, Limited
               Obligation Bonds, Series 1995:
     500        5.100%, 10/01/01                                                No Opt. Call           Baa1               499,375
     700        5.250%, 10/01/02                                                No Opt. Call           Baa1               699,258
     750        5.400%, 10/01/03                                                No Opt. Call           Baa1               750,450
     750        5.500%, 10/01/04                                                No Opt. Call           Baa1               748,658
   1,000        5.600%, 10/01/05                                                No Opt. Call           Baa1               996,490
     500        5.700%, 10/01/06                                                10/05 at 102           Baa1               497,930
     700        5.850%, 10/01/07                                                10/05 at 102           Baa1               693,952

               City of Jamestown, Chautauqua County, New York, Public
               Improvement Serial Bonds, 1991 Series A:
     150       7.000%, 3/15/04                                                  No Opt. Call           Baa2               158,262
     750       7.000%, 3/15/05                                                  No Opt. Call           Baa2               799,005

   1,000       Metropolitan Transportation Authority (New York), Transit        No Opt. Call              A             1,031,650
                Facilities Service Contract Bonds, Series N, 6.625%,
                7/01/02

   2,750       The City of New York, General Obligation Bonds, Fiscal 1991      No Opt. Call              A-            3,158,210
               Series B, 8.250%, 6/01/06

   1,000       The City of New York, General Obligation Bonds, Fiscal 1996      No Opt. Call              A-            1,045,400
               Series E, 6.500%, 2/15/04

               The City of New York, General Obligation Bonds, Fiscal 1996
               Series G:
   3,000       5.700%, 2/01/03                                                  No Opt. Call              A-            3,048,210
     500       5.750%, 2/01/06                                                  No Opt. Call              A-              511,615

______
32

     Principal                                                                                Optional Call                   Market
  Amount (000)   Description                                                                    Provisions*    Rating**        Value
------------------------------------------------------------------------------------------------------------------------------------
                 New York(continued)

     $   2,800   The City of New York, General Obligation Bonds, Fiscal 1996 Series I,         No Opt. Call     A-     $   2,965,480
                  6.500%, 3/15/06

         3,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series H,         No Opt. Call     A-         3,031,860
                  5.400%, 8/01/04

         4,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series F,         No Opt. Call    Aaa         4,092,000
                  6.100%, 2/15/02

         5,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series I,         No Opt. Call     A-         5,088,550
                 5.625%, 4/15/05

         1,000   Dormitory Authority of the State of New York, State University                 5/00 at 102      A         1,022,040
                  Educational Facilities Revenue Bonds, Series 1990A, 7.400%, 5/15/01

         5,555   Dormitory Authority of the State of New York, State University                No Opt. Call      A         6,315,257
                  Educational Facilities Revenue Bonds, Series 1990B, 7.500%, 5/15/11

         2,900   Dormitory Authority of the State of New York, Department of Health of         No Opt. Call     A-         2,960,436
                  the State of New York, Refunding Bonds, 1990 Issue, 6.750%, 7/01/01

         2,000   Dormitory Authority of the State of New York, State University Educational    No Opt. Call     A-         2,111,780
                  Facilities Revenue Bonds, Series 1995A, 6.500%, 5/15/05

                 Dormitory Authority of the State of New York, NYACK Hospital Revenue Bonds,
                  Series 1996:
         1,000    5.500%, 7/01/00                                                              No Opt. Call   Baa2         1,000,620
         1,000    6.000%, 7/01/06                                                              No Opt. Call   Baa2           991,170

         3,315   Dormitory Authority of the State of New York, City University System          No Opt. Call      A         3,406,229
                  Consolidated Revenue Bonds, 1996 Series 2, 6.000%, 7/01/04

         5,000   New York State Housing Finance Agency, Health Facilities Revenue              No Opt. Call     A-         5,087,250
                  Bonds (New York City), 1996 Series A Refunding, 5.875%, 5/01/04

         1,265   New York State Urban Development Corporation, Project Revenue Bonds           No Opt. Call      A         1,314,335
                  (Center for Industrial Innovation), 1995 Refunding Series,
                  6.250%, 1/01/05

         1,000   New York State Urban Development Corporation, Correctional Capital            No Opt. Call      A         1,003,660
                  Facilities Revenue Bonds, 1993 Refunding Series, 5.250%, 1/01/02

           630   Onondaga County Resource Recovery Agency (New York), System Revenue           No Opt. Call   Baa1           630,000
                  Bonds (Development Costs), 1992 Series, 6.200%, 5/01/00

         3,700   The Port Authority of New York and New Jersey, Special Obligation             No Opt. Call    N/R         3,839,268
                  Project Bonds, Series 4, KIAC Partners Project, 7.000%, 10/01/07
                  (Alternative Minimum Tax)

         3,035   The Port Authority of New York and New Jersey, Special Obligation             No Opt. Call    AAA         3,170,027
                  Project Bonds, Series 6, JFK International Air Terminal L.L.C.
                  Project, 6.000%, 12/01/05 (Alternative Minimum Tax)

         1,400   Suffolk County Industrial Development Agency (New York), 1998                 No Opt. Call    N/R         1,298,612
                  Industrial Development Revenue Bonds (Nissequogue Cogen Partners
                  Facility), 4.875%, 1/01/08 (Alternative Minimum Tax)

         7,265   Suffolk County Industrial Development Agency, Solid Waste Disposal            No Opt. Call    AAA         7,573,690
                  Facility Revenue Bonds (Ogden Martin Systems of Huntington, Limited
                  Partnership Resource Recovery Facility), Series 1999, 5.950%, 10/01/09
                  (Alternative Minimum Tax)

         3,700   Tonawanda Housing Authority, New York, Housing Revenue Bonds (Kibler          No Opt. Call    N/R         3,696,337
                  Senior Housing, L.P. Project), Series 1999B Bonds, 6.250%, 12/01/01
------------------------------------------------------------------------------------------------------------------------------------
                 North Carolina - 1.2%

         5,475   North Carolina Municipal Power Agency Number 1, Catawba Electric               1/03 at 102   BBB+         5,514,311
                  Revenue Bonds, Series 1992, 6.000%, 1/01/05
------------------------------------------------------------------------------------------------------------------------------------
                 Ohio - 6.3%

         8,245   Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital       No Opt. Call   Baa1         7,396,342
                  Facilities Revenue Bonds, Series 1998A (Summa Health System Project),
                  5.000%, 11/15/08

           500   City of Barberton, Ohio, Hospital Facilities Revenue Bonds, Series 1992       No Opt. Call   A***           507,215
                  (The Barberton Citizen's Hospital Company Project), 6.550%, 1/01/01

                 City of Cambridge, Ohio, Hospital Revenue Refunding
                 Bonds, Series 1991 (Guernsey Memorial Hospital Project):
           640    7.750%, 12/01/00                                                             No Opt. Call    BBB           650,202
           680    7.850%, 12/01/01                                                             No Opt. Call    BBB           706,166

______
33

               Portfolio of Investments
               Nuveen Flagship Limited Term Municipal Bond Fund (continued) April 30, 2000

     Principal                                                                            Optional Call                    Market
  Amount (000)   Description                                                               Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                 Ohio (continued)

                 Cleveland-Cuyahoga County Port Authority, Subordinate
                 Refunding Revenue Bonds, Series 1997 (Rock and Roll Hall
                 of Fame and Museum Project):
     $   850      5.000%, 12/01/01                                                        No Opt. Call       N/R       $  847,076
       1,000      5.100%, 12/01/02                                                        No Opt. Call       N/R          990,810
         750      5.350%, 12/01/04                                                        No Opt. Call       N/R          741,773
         335      5.600%, 12/01/06                                                        No Opt. Call       N/R          332,491

                 County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health
                   System), Series 1995:
         500      5.750%, 8/15/00                                                         No Opt. Call       AAA          502,030
         795      5.850%, 8/15/01                                                         No Opt. Call       AAA          807,370
         735      5.950%, 8/15/02                                                         No Opt. Call       AAA          752,875

                 County of Lucas, Ohio, Hospital Facilities Revenue Bonds, Series
                   1993 (Flower Hospital):
         370      5.800%, 12/01/01                                                        No Opt. Call    N/R***          375,406
         790      5.900%, 12/01/02                                                        No Opt. Call    N/R***          807,909
         435      6.000%, 12/01/03                                                        No Opt. Call    N/R***          447,893

       1,000     Miami County, Ohio, Hospital Facilities Revenue Refunding and            No Opt. Call       BBB          989,060
                   Improvement Bonds (Upper Valley Medical Center), Series 1996C,
                   6.000%, 5/15/06

         550     State of Ohio, State Economic Development Revenue Bonds (Ohio             6/00 at 100        A-          550,831
                   Enterprise Bond Fund), Series 1991-2 and Series 1991-3 (Superior
                   Forge and Steel Corporation), 7.250%, 6/01/01
                   (Alternative Minimum Tax)

       3,825     State of Ohio, Elementary and Secondary Education Capital Facilities     No Opt. Call       AAA        3,892,473
                   Bonds, Series 1995A, 5.700%, 6/01/02

                 County of Sandusky, Ohio, Hospital Facilities Revenue Refunding Bonds,
                   Series 1998 (Memorial Hospital):
         910      4.500%, 1/01/01                                                         No Opt. Call      BBB-          906,305
       1,030      4.600%, 1/01/02                                                         No Opt. Call      BBB-        1,017,146
       1,375      4.700%, 1/01/03                                                         No Opt. Call      BBB-        1,346,249
       1,460      4.800%, 1/01/04                                                         No Opt. Call      BBB-        1,412,930
       1,030      4.900%, 1/01/05                                                         No Opt. Call      BBB-          987,224
         830      5.000%, 1/01/06                                                         No Opt. Call      BBB-          789,280
         500      5.050%, 1/01/07                                                         No Opt. Call      BBB-          470,735
         750      5.100%, 1/01/09                                                          1/08 at 102      BBB-          687,758
---------------------------------------------------------------------------------------------------------------------------------
                 Oklahoma - 0.6%

       3,120     Oklahoma Industries Authority, Hospital Revenue Bonds (Deaconess         No Opt. Call       BBB        2,983,625
                   Health Care Corporation Project), Series 1997A, 5.250%, 10/01/07
---------------------------------------------------------------------------------------------------------------------------------
                 Pennsylvania - 8.8%

         400     Allegheny County Hospital Development Authority (Allegheny County,       No Opt. Call   BBB+***          404,060
                   Pennsylvania), Hospital Revenue Bonds, Series 1991A (St. Margaret
                   Memorial Hospital), 6.800%, 10/01/00

       9,500     Beaver County Industrial Development Authority, Pennsylvania, Pollution   6/04 at 100      Baa3        8,982,630
                   Control Revenue Refunding Bonds, Series 1999-A (Ohio Edison Company
                   Project), 4.650%, 6/01/33 (Mandatory put 6/01/04)

       3,830     Delaware County Authority (Pennsylvania), Health Facilities Revenue      11/05 at 100       Aaa        4,004,188
                   Bonds, Series 1993A (Mercy Health Corporation of Southeastern
                   Pennsylvania Obligated Group), 6.000%, 11/15/07 (Pre-refunded to
                   11/15/05)

                 Delaware County Industrial Development Authority (Pennsylvania),
                   Refunding Revenue Bonds, Series A 1997 (Resource Recovery Facility):

       4,000       6.000%, 1/01/03                                                        No Opt. Call       BB-        3,906,320
       4,000       6.500%, 1/01/08                                                        No Opt. Call       BB-        3,834,280

       1,500     Monroeville Hospital Authority, Hospital Revenue Refunding Bonds,        No Opt. Call       N/R        1,420,530
                   Forbes Health System, 5.750%, 10/01/05

       3,425     City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds, Fourteenth  No Opt. Call       BBB        3,431,542
                   Series, 5.700%, 7/01/00

       1,095     Redevelopment Authority of the City of Philadelphia (Pennsylvania),      No Opt. Call       N/R        1,039,188
                   Multifamily Housing Mortgage Revenue Bonds, Series 1998A (Cricket
                   Court Commons Project), 5.600%, 4/01/08 (Alternative Minimum Tax)

_____
34

   Principal                                                                                  Optional Call                Market
Amount (000) Description                                                                       Provisions*    Ratings**    Value
-----------------------------------------------------------------------------------------------------------------------------------
             Pennsylvania (continued)

             Philadelphia Pennsylvania Hospitals and Higher Education Facilities Authority,
              Hospital Revenue Refunding Bonds, Pennsylvania Hospital:
 $   3,490    5.850%, 7/01/02                                                                  No Opt. Call   BBB+***  $  3,549,051
     2,020    6.050%, 7/01/04                                                                  No Opt. Call   BBB+***     2,082,378
     2,000    6.150%, 7/01/05                                                                  No Opt. Call   BBB+***     2,080,020

     5,505   Westmoreland County Industrial Development Authority, Pennsylvania, Hospital
              Revenue Bonds, Series 1998 (Citizens General Hospital),
              4.750%, 7/01/03                                                                  No Opt. Call      Baa3     5,326,143
-----------------------------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.9%

     4,035   Rhode Island Housing and Mortgage Finance Corporation, Multifamily Housing
              Bonds, 1995 Series A, 5.350%, 7/01/03                                            No Opt. Call       AAA     4,083,823
-----------------------------------------------------------------------------------------------------------------------------------
             Tennessee - 1.7%

     2,815   The Health, Educational, and Housing Facilities Board of the County of Knox,      No Opt. Call      Baa1     2,640,357
              Revenue Bonds, Series 1999 (University Health System, Inc), 5.200%, 4/01/08

             The Health and Educational Facilities Board of the Metropolitan Government of
              Nashville and Davidson County, Tennessee, Revenue Refunding Bonds, Series
              1998 (The Blakeford at Green Hills):
       400    5.150%, 7/01/05                                                                   7/03 at 102       N/R       381,508
       400    5.250%, 7/01/06                                                                   7/03 at 102       N/R       378,712
       500    5.300%, 7/01/07                                                                   7/03 at 102       N/R       468,645
       500    5.350%, 7/01/08                                                                   7/03 at 102       N/R       463,870
       500    5.400%, 7/01/09                                                                   7/03 at 102       N/R       463,135

     3,250   The Industrial Development Board of the Metropolitan Government of Nashville
              and Davidson County, Tennessee, Industrial Development Revenue Refunding and     No Opt. Call       N/R     2,832,570
              Improvement Bonds (Osco Treatment Systems, Inc. Project), Series 1993,
              6.000%, 5/01/03 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
             Texas - 4.4%

     5,000   Brazos River Authority (Texas), Revenue Refunding Bonds (Reliant Energy,
              Incorporated Project), Series 1999B, 5.200%, 12/01/18 (Mandatory put
              12/01/02)                                                                        No Opt. Call      Baa1     4,923,800

             Brazos Higher Education Authority, Inc., Student Loan Revenue Refunding
              Bonds, Series 1993A-1:
     1,510    5.900%, 12/01/00 (Alternative Minimum Tax)                                       No Opt. Call       Aaa     1,522,110
     1,075    6.050%, 12/01/01 (Alternative Minimum Tax)                                       No Opt. Call       Aaa     1,093,135

     5,000   Matagorda County Navigation District Number One (Texas), Revenue Refunding Bonds  No Opt. Call      Baa1     4,926,300
              (Reliant Energy, Incorporated Project), Series 1999C, 5.200%, 5/01/29
              (Mandatory put 11/01/02)

     1,325   North Central Texas Health Facilities Development Corporation, Health Facilities
              Development                                                                       2/01 at 100       BBB     1,318,971
              Revenue Bonds (C.C. Young Memorial Home Project), Series 1996, 5.700%, 2/15/03

       645   The City of Pasadena (Texas), Industrial Development Corporation, Economic        10/00 at 100         A       649,418
              Development Revenue Bonds, Series 1991 (Universities Space Research Association
              Lunar and Planetary Institute Project), 7.050%, 10/01/01

       655   The State of Texas, Texas College Student Loan Senior Lien Revenue Bonds, Series  No Opt. Call         A       667,393
              1991, 7.100%, 4/01/01 (Alternative Minimum Tax)

     2,500   Travis County (Texas), Health Facilities Development Corporation, Revenue Bonds   No Opt. Call       AAA     2,568,675
              (Ascension Health Credit Group), Series 1999A, 5.750%, 11/15/08

             Tyler Health Facilities Development Corporation (Texas), Hospital Revenue Bonds
             (Mother Frances Hospital Regional Health Care Center Project), Series 1997A:
     1,650    5.125%, 7/01/05                                                                   7/02 at 100      Baa2     1,577,466
     1,100    5.200%, 7/01/06                                                                   7/02 at 100      Baa2     1,042,877
-----------------------------------------------------------------------------------------------------------------------------------
             Vermont - 0.4%

             Vermont Student Assistance Corporation, Education Loan Finance Program Revenue
             Bonds, 1992 Series A-3:
     1,000    5.900%, 12/15/00 (Alternative Minimum Tax)                                       No Opt. Call       AAA     1,007,600
     1,000    6.050%, 12/15/01 (Alternative Minimum Tax)                                       No Opt. Call       AAA     1,015,270

____
35

          Portfolio of Investments
          Nuveen Flagship Limited Term Municipal Bond Fund (continued) April 30, 2000

   Principal                                                                                  Optional Call                Market
Amount (000) Description                                                                       Provisions*    Ratings**    Value
-----------------------------------------------------------------------------------------------------------------------------------
             Virgin Islands - 2.1%

             Virgin Islands Port Authority, Airport Revenue Bonds, Refunding Series 1998A:
$   2,960     4.450%, 9/01/04                                                                    9/02 at 101      BBB  $  2,812,059
    2,500     4.500%, 9/01/05                                                                    9/02 at 101      BBB     2,347,425

    2,070    Virgin Islands Water and Power Authority, Electric System Revenue and Refunding    No Opt. Call      N/R     2,037,211
              Bonds, 1998 Series, 5.250%, 7/01/06

    2,715    Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Gross       No Opt. Call    BBB-D     2,675,252
              Receipts Taxes Loan Note), Series 1999A, 5.000%, 10/01/04
-----------------------------------------------------------------------------------------------------------------------------------
             Virginia - 0.6%

    2,850    Newport News Redevelopment and Housing Authority, Multifamily Housing Revenue       5/05 at 102      AAA     2,874,653
              Bonds (Fredericksburg - Oxford Project), Series 1997A, 5.550%, 5/01/27
              (Mandatory put 5/01/07)
-----------------------------------------------------------------------------------------------------------------------------------
             Washington - 2.1%

    4,160    The City of Seattle, Washington, Solid Waste Utility Revenue Refunding Bonds,
              1999, 5.500%, 8/01/07                                                             No Opt. Call      AAA     4,233,050

    1,670    Washington Health Care Facilities Authority, Revenue Bonds, Series 1992 (The       No Opt. Call      AAA     1,712,016
              Children's Hospital and Medical Center, Seattle), 6.000%, 10/01/02

    3,500    Washington Public Power Supply System, Nuclear Project No. 2 Refunding Revenue
              Bonds, Series 1997A, 6.000%, 7/01/09                                              No Opt. Call      AAA     3,653,930
-----------------------------------------------------------------------------------------------------------------------------------
             Wisconsin - 0.3%

    1,155    Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Series       No Opt. Call      AAA     1,162,202
              1993A (Lutheran Hospital - La Crosse, Inc.), 5.300%, 2/15/01
-----------------------------------------------------------------------------------------------------------------------------------
$ 463,575    Total Investments - (cost $460,445,145) - 98.9%                                                            455,390,294
-----------------------------------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.1%                                                                         4,981,107
             ----------------------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                                         $460,371,401
             ======================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

____
36

               Portfolio of Investments

               April 30, 2000

   Principal                                                                                  Optional Call                   Market
Amount (000)  Description                                                                       Provisions*    Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
              Alaska - 3.5%

     $   500  City of Pine Bluff, Arkansas, Environmental Improvement Revenue Refunding
               Bonds, 2000 Series A (International Paper Company Project), 6.700%, 08/01/20     2/10 at 101         BBB+  $  507,735
------------------------------------------------------------------------------------------------------------------------------------
              Florida - 2.7%

         400  Martin County Industrial Development Authority (Florida), Industrial             12/04 at 102         BBB-     401,904
               Development Revenue Bonds (Indianatown Cogeneration L.P. Project),
               Series 1994A, 7.875%, 12/15/25
------------------------------------------------------------------------------------------------------------------------------------
              Illinois - 16.1%

         135  Village of Channahon, Illinois, Revenue Refunding Bonds, Series 1999
               (Morris Hospital), 5.750%, 12/01/12                                             12/09 at 102         BBB+     121,489

         485  City of Chicago, Chicago-OHare International Airport, Special Facility           11/00 at 103         Baa2     505,249
               Revenue Bonds (United Air Lines, Inc. Project), Series 1988A, 8.950%, 05/01/18

         140  City of Chicago, Tax Increment Allocation Bonds (Irving/Cicero                    1/09 at 100          N/R     132,934
               Redevelopment Project),  Series 1998, 7.000%, 01/01/14

         250  Illinois Development Finance Authority, Solid Waste Disposal Revenue Bonds       No Opt. Call          BBB     251,493
               (Waste Management, Inc. Project), Series 1990, 7.125%, 01/01/01

         300  Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1999A,     No Opt. Call           A3     286,110
               West Suburban Hospital Medical Center, 5.500%, 07/01/09

         225  Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1996B       2/07 at 102           A-     198,405
               (Sarah Bush Lincoln Health Center), 5.500%, 02/15/16

         700  Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1991        1/01 at 102         Baa3     581,931
               (Proctor Community Hospital Project), 7.375%, 01/01/23

         300  Village of Libertyville, Illinois, Affordable Housing Revenue Bonds, Series      11/09 at 100           A2     295,218
               1999A (Liberty Towers Project), 7.000%, 11/01/29
------------------------------------------------------------------------------------------------------------------------------------
              Indiana - 6.4%

       1,000  Whitley County, Indiana, Solid Waste and Sewage Disposal Revenue Bonds
               (Steel Dynamics Inc., Project), Series 1998, 7.250%, 11/01/18                   11/10 at 102          N/R     946,120
------------------------------------------------------------------------------------------------------------------------------------
              Iowa- 4.7%

         700  Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds     10/10 at 102          N/R     694,099
               (Waldorf College Project), Series 1999, 7.375%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------
              Kentucky - 14.9%

       1,000  Kentucky Economic Development Finance Authority, Hospital System Refunding        4/08 at 102          N/R     691,950
               and Improvement Revenue Bonds, Series 1997 (Appalachian Regional Healthcare,
               Inc. Project), 5.850%, 10/01/17

       1,500  City of Newport, Kentucky, Public Properties Corporation, First Mortgage          7/10 at 104          N/R   1,495,185
               Revenue Bonds,  Series 2000A (Public Parking and Plaza Project), 8.375%,
               01/01/18
------------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 0.9%

         135  Massachusetts Port Authority, Special Facilities Revenue Bonds (US Air            9/06 at 102          AAA     132,467
               Project), Series 1996-A, 5.875%, 09/01/23
------------------------------------------------------------------------------------------------------------------------------------
              Minnesota - 12.9%

         400  Northwest Minnesota Multi-County Housing and Redevelopment Authority,            10/04 at 102          N/R     357,552
               Governmental Housing Revenue Bonds (Pooled Housing Program), Series B,
               8.125%, 10/01/26

       1,530   City of White Bear Lake, Minnesota, First Mortgage Nursing Home Revenue         11/03 at 102          N/R   1,535,860
                Refunding Bonds (White Bear Lake Care Center, Inc., Project), Series
                1992, 8.250%, 11/01/12

               _______
               37

               Portfolio of Investments

               April 30, 2000


   Principal                                                                                  Optional Call                   Market
Amount (000)  Description                                                                       Provisions*    Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
              New York - 17.4%

   $   1,500  County of Cattaraugus, New York, Industrial Development Agency, Tax-Exempt       No Opt. Call          N/R  $1,487,355
               Industrial Development Revenue Bonds, Series 1999A (Laidlaw Energy and
               Environmental, Inc. Project), 8.500%, 07/01/21

         500  Erie County (New York), Industrial Development Agency, Solid Waste Disposal      12/10 at 103          N/R     545,835
               Facility Revenue Bonds (1998 CanFibre of Lackawanna Project), 9.050%, 12/01/25

         500  Dormitory Authority of the State of New York, Marymount Manhattan College         7/09 at 101           AA     505,390
               Insured Revenue Bonds, Series 1999, 6.125%, 07/01/21
------------------------------------------------------------------------------------------------------------------------------------
              Ohio - 5.1%

         140  Ohio Capital Corporation for Housing Mortgage, Revenue Refunding Bonds,          No Opt. Call          N/R     138,943
               Series 1999F (FHA-Insured Mortgage Loans - Section 8 Assisted Projects),
               6.750%, 02/01/03

         700  Ohio Water Development Authority, State of Ohio, Solid Waste Disposal Revenue     9/09 at 102          N/R     613,480
               Bonds (Bay Shore Power Project), Convertible Series 1998B, 6.625%, 09/01/20
------------------------------------------------------------------------------------------------------------------------------------
              Rhode Island - 1.0%

         140  City of Central Falls, Rhode Island General Obligation School Bonds, 6.250%,      5/09 at 102           AA    141,273
               05/15/20
------------------------------------------------------------------------------------------------------------------------------------
              Texas - 1.7%

         110  Alliance Airport Authority, Inc. (Texas), Special Facilities Revenue Bonds,      No Opt. Call         Baa1    118,799
               Series 1991 (American Airlines, Inc. Project), 7.000%, 12/01/11

         140  Harris County (Texas), Housing Finance Corporation, Multifamily Housing Revenue   7/12 at 103          N/R    134,418
               Bonds (Windfern Pointe and Waterford Place Apartments Projects), 1999 Senior
               Series A and B, Subordinate Series C, and Junior Subordinate Series D, 9.000%,
               07/01/29
------------------------------------------------------------------------------------------------------------------------------------
              Utah - 6.1%

         750  City of Bountiful, Davis County, Utah Hospital Revenue Refunding Bonds           12/08 at 101          N/R    618,337
               (South Davis Community Hospital Project), Series 1998, 5.750%, 12/15/18

         275  Utah Housing Finance Agency, Single Family Mortgage Bonds, 1999 Series F,     7/09 at 101 1/2          Aa2    280,272
               6.300%, 07/01/21
------------------------------------------------------------------------------------------------------------------------------------
              Virginia - 5.7%

         850  Virginia Small Business Financing Authority, Industrial Development              No Opt. Call          N/R    844,875
               Revenue Bonds (S.I.L. Clean Water, L.L.C. Project), Series 1999,
               7.250%, 11/01/09
------------------------------------------------------------------------------------------------------------------------------------
              Wisconsin - 0.9%

         150  Wisconsin Health and Educational Facilities Authority, Revenue Bonds,            11/09 at 101          N/R    132,564
               Series 1999 (FH Healthcare Development Inc. Project), 6.250%, 11/15/20
------------------------------------------------------------------------------------------------------------------------------------
    $ 15,455  Total Investments - (cost $14,870,441) - 100.0%                                                             14,697,242
------------------------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 0.0%                                                                             3,161
              ----------------------------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                                          $14,700,403
              ======================================================================================================================

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
        ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
        N/R Investment is not rated.

                                 See accompanying notes to financial statements.

               ____
               38

                    Statement of Net Assets
                    April 30, 2000






                                                             All-American       Intermediate        Limited Term         High Yield
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value        $ 352,216,757      $  56,092,746       $ 455,390,294      $  14,697,242
Cash                                                              411,309                 --                  --                 --
Receivables:
        Fund manager                                                   --              9,629                  --              1,609
        Interest                                                6,119,656            891,813           7,776,696            386,476
        Investments sold                                       11,325,506            220,000           9,830,943             15,000
        Shares sold                                               216,897              9,066             232,952              1,054
Other assets                                                      107,779                934              20,602                250
-----------------------------------------------------------------------------------------------------------------------------------
          Total assets                                        370,397,904         57,224,188         473,251,487         15,101,631
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                         --          1,047,270           2,852,598            328,756
Payables:
        Investments purchased                                   6,195,660                --            7,650,514                 --
        Shares redeemed                                         1,159,955             62,422           1,151,814                 --
Accrued expenses:
        Management fees                                           147,162                 --             166,136                 --
        12b-1 distribution and service fees                       111,134             14,181              98,945              3,747
        Other                                                      58,068             19,180             104,219             48,773
Dividends payable                                                 497,870             91,775             855,860             19,952
-----------------------------------------------------------------------------------------------------------------------------------
          Total liabilities                                     8,169,849          1,234,828          12,880,086            401,228
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                  $ 362,228,055      $  55,989,360       $ 460,371,401      $  14,700,403
===================================================================================================================================
Class A Shares
Net assets                                                  $ 259,004,035      $  44,675,396       $ 382,808,091      $   5,291,106
Shares outstanding                                             25,067,707          4,417,396          36,979,538            284,424
Net asset value and redemption price per share              $       10.33      $       10.11       $       10.35      $       18.60
Offering price per share (net asset value per share
   plus maximum sales charge of 4.20%, 3.00%, 2.50% and
   4.20%, respectively, of offering price)                  $       10.78      $       10.42       $       10.62      $       19.42
===================================================================================================================================
Class B Shares
Net assets                                                  $  32,536,056                N/A                 N/A      $   2,465,427
Shares outstanding                                              3,147,082                N/A                 N/A            132,704
Net asset value, offering and redemption price per share    $       10.34                N/A                 N/A      $       18.58
===================================================================================================================================
Class C Shares
Net assets                                                  $  67,577,161      $  10,586,154       $  77,228,178      $   1,694,450
Shares outstanding                                              6,549,764          1,045,130           7,470,356             91,145
Net asset value, offering and redemption price per share    $       10.32      $       10.13       $       10.34      $       18.59
===================================================================================================================================
Class R Shares
Net assets                                                  $   3,110,803      $     727,810       $     335,132      $   5,249,420
Shares outstanding                                                300,931             72,008              32,436            282,091
Net asset value, offering and redemption price per share    $       10.34      $       10.11       $       10.33      $       18.61
===================================================================================================================================
N/A - Intermediate and Limited Term are not authorized to issue Class B Shares.

____
39                                 See accompaning notes to financial statements

               Statement of Operations
               Year Ended April 30, 2000

                                                                     All-American   Intermediate     Limited Term       High Yield*
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income                                                   $  24,390,404    $ 3,365,932    $  27,453,918      $    517,478
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                         1,938,717        303,770        2,222,621            45,308
12b-1 service fees - Class A                                              570,660         99,500          846,325             4,699
12b-1 distribution and service fees - Class B                             330,182            N/A              N/A            10,344
12b-1 distribution and service fees - Class C                             564,143         77,089          487,057             5,352
Shareholders' servicing agent fees and expenses                           364,200        115,918          286,743             1,079
Custodian's fees and expenses                                             103,956         63,908          117,969            51,664
Trustees' fees and expenses                                                12,605          2,532           13,146               390
Professional fees                                                          20,782         11,183           19,304            10,235
Shareholders' reports - printing and mailing expenses                      49,148          7,698           11,389            23,472
Federal and state registration fees                                        37,331         21,095           30,308            19,617
Other expenses                                                              9,227          2,250            4,300               294
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement    4,000,951        704,943        4,039,162           172,454
        Custodian fee credit                                              (37,014)        (9,098)          (7,283)          (16,441)
        Expense reimbursement                                                  --       (190,184)              --           (96,261)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                            3,963,937        505,661        4,031,879            59,752
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  20,426,467      2,860,271       23,422,039           457,726
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                  (9,176,255)      (230,203)      (2,224,238)         (134,825)
Net change in unrealized appreciation or depreciation of investments  (31,918,526)    (4,131,784)     (24,703,249)         (173,198)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                      (41,094,781)    (4,361,987)     (26,927,487)         (308,023)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $( 20,668,314)   $(1,501,716)   $  (3,505,448)     $    149,703
===================================================================================================================================
N/A - Intermediate and Limited Term are not authorized to issue Class B Shares.

*For the period June 7, 1999 (commencement of operations) through April 30, 2000.

____
40                                 See accompaning notes to financial statements

                      Statement of Changes in Net Assets



                                                                         All-American                  Intermediate
                                                                ----------------------------- ------------------------------


                                                                   Year Ended     Year Ended     Year Ended      Year Ended
                                                                      4/30/00        4/30/99        4/30/00         4/30/99
----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                           $  20,426,467  $  17,742,518  $   2,860,271   $   2,502,122
Net realized gain (loss) from
  investment transactions                                          (9,176,255)     1,390,265       (230,203)        974,433
Net change in unrealized appreciation
  or depreciation of investments                                  (31,918,526)     1,381,053     (4,131,784)       (353,542)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations             (20,668,314)    20,513,836     (1,501,716)      3,123,013
----------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From undistributed net investment income:
  Class A                                                         (15,132,046)   (13,558,500)    (2,386,487)     (2,193,035)
  Class B                                                          (1,566,028)      (757,569)           N/A             N/A
  Class C                                                          (3,562,122)    (3,203,324)      (435,019)       (282,244)
  Class R                                                            (162,902)      (225,133)       (35,833)        (32,146)
From accumulated net realized gains
  from investment transactions:
  Class A                                                            (654,193)      (265,989)      (716,348)       (215,591)
  Class B                                                             (80,183)       (18,186)           N/A             N/A
  Class C                                                            (170,189)       (70,414)      (146,458)        (36,389)
  Class R                                                              (6,542)        (5,437)       (10,562)         (2,815)
----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
  from distributions to shareholders                              (21,334,205)   (18,104,552)    (3,730,707)     (2,762,220)
----------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions
Net proceeds from shares issued in the
  reorganization of:
  Alabama                                                                  --      7,102,834             --              --
  South Carolina                                                           --     11,502,532             --              --
  Florida Intermediate                                                     --             --             --      12,375,612
Net proceeds from sale of shares                                  181,144,650    146,838,231     22,995,132      17,557,237
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                              6,218,778      6,230,070      1,610,326       1,227,057
----------------------------------------------------------------------------------------------------------------------------
                                                                  187,363,428    171,673,667     24,605,458      31,159,906
Cost of shares redeemed                                          (209,948,809)   (59,511,217)   (25,719,254)    (15,659,540)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  Fund share transactions                                         (22,585,381)   112,162,450     (1,113,796)     15,500,366
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                             (64,587,900)   114,571,734     (6,346,219)     15,861,159
Net assets at the beginning of year                               426,815,955    312,244,221     62,335,579      46,474,420
----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                   $ 362,228,055  $ 426,815,955  $  55,989,360   $  62,335,579
============================================================================================================================
Balance of undistributed net
  investment income at the end of year                          $       3,945  $         576  $       8,224   $       5,292
============================================================================================================================

                                                                         Limited Term                High Yield
                                                                -----------------------------  ---------------------
                                                                                               For the Period 6/7/99
                                                                                                       (commencement
                                                                   Year Ended     Year Ended          of operations)
                                                                      4/30/00        4/30/99         through 4/30/00
--------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                           $  23,422,039  $  22,313,600          $     457,726
Net realized gain (loss) from
  investment transactions                                          (2,224,238)       177,749               (134.825)
Net change in unrealized appreciation
  or depreciation of investments                                  (24,703,249)     4,044,043               (173,198)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations              (3,505,448)    26,535,392                149,703
--------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From undistributed net investment income:
  Class A                                                         (19,204,675)   (20,627,751)              (138,627)
  Class B                                                                 N/A            N/A                (54,913)
  Class C                                                          (3,701,545)    (2,406,223)               (38,436)
  Class R                                                             (35,237)       (45,661)              (182,520)
From accumulated net realized gains
  from investment transactions:
  Class A                                                                  --             --                     --
  Class B                                                                 N/A            N/A                     --
  Class C                                                                  --             --                     --
  Class R                                                                  --             --                     --
--------------------------------------------------------------------------------------------------------------------
Decrease in net assets
  from distributions to shareholders                              (22,941,457)   (23,079,635)              (414,496)
--------------------------------------------------------------------------------------------------------------------

Fund Share Transactions
Net proceeds from shares issued in the
  reorganization of:
  Alabama                                                                  --             --                     --
  South Carolina                                                           --             --                     --
  Florida Intermediate                                                     --             --                     --
Net proceeds from sale of shares                                  123,966,719    159,596,588             16,959,330
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                             10,258,381     10,739,032                 74,830
--------------------------------------------------------------------------------------------------------------------
                                                                  134,225,100    170,335,620             17,034,160
Cost of shares redeemed                                          (192,794,704)  (101,189,975)            (2,168,964)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  Fund share transactions                                         (58,569,604)    69,145,645             14,865,196
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                             (85,016,509)    72,601,402             14,600,403
Net assets at the beginning of year                               545,387,910    472,786,508                100,000
--------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                   $ 460,371,401  $ 545,387,910          $  14,700,403
====================================================================================================================
Balance of undistributed net
  investment income at the end of year                          $     705,378  $     224,796          $      43,230
====================================================================================================================

N/A - Intermediate and Limited Term are not authorized to issue Class B Shares.

                                 See accompanying notes to financial statements.

              ____

Notes to Financial Statements



1.  General Information and Significant Accounting Policies

The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship All-American Municipal Bond Fund ("All-American"), the Nuveen Flagship Intermediate Municipal Bond Fund ("Intermediate"), the Nuveen Flagship Limited Term Municipal Bond Fund ("Limited Term") and the Nuveen High Yield Municipal Bond Fund ("High Yield") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

After the close of business on September 11, 1998, Nuveen Flagship Alabama Municipal Bond Fund ("Alabama") and Nuveen Flagship South Carolina Municipal Bond Fund ("South Carolina") reorganized into All-American. Prior to these reorganizations Alabama and South Carolina were each a series of the Nuveen Flagship Multistate Trust III, an open-end investment company. Alabama and South Carolina had fiscal year ends of May 31 prior to being reorganized into All-American which has an April 30 fiscal year end.

After the close of business on September 11, 1998, Nuveen Flagship Florida Intermediate Municipal Bond Fund ("Florida Intermediate") reorganized into Intermediate. Prior to the reorganization Florida Intermediate was a series of the Nuveen Flagship Multistate Trust I, an open-end investment company. Florida Intermediate had a fiscal year end of May 31 prior to being reorganized into Intermediate which has an April 30 fiscal year end.

All-American, Intermediate and Limited Term seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

High Yield invests substantially all of its assets in municipal bonds for high current income exempt from regular federal income taxes and capital appreciation. Under normal circumstances, at least 65% of the Fund's assets will be invested in medium to low-quality municipal bonds and may also invest in defaulted municipal bonds, inverse floating rate securities, municipal forwards and short-term municipal investments.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2000, All-American had an outstanding when-issued purchase commitment of $6,195,660. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.


______
42

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended April 30, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. All-American and High Yield also offer Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended April 30, 2000.

Expense Allocation

Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

_____
43

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                                              All-American
                                                                      ------------------------------------------------------------
                                                                              Year Ended                        Year Ended
                                                                                4/30/00                          4/30/99
                                                                      --------------------------       ---------------------------
                                                                           Shares         Amount           Shares          Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Alabama:
  Class A                                                                      --  $          --          395,906  $    4,578,809
  Class B                                                                      --             --           33,558         388,298
  Class C                                                                      --             --          174,177       2,011,777
  Class R                                                                      --             --           10,715         123,950
Shares issued in the reorganization of South Carolina:
  Class A                                                                      --             --          888,879      10,280,233
  Class B                                                                      --             --           62,148         719,099
  Class C                                                                      --             --           33,844         390,899
  Class R                                                                      --             --            9,709         112,301
Shares sold:
  Class A                                                              13,500,898    143,864,405        8,253,027      94,819,512
  Class B                                                               1,285,393     13,894,140        2,120,117      24,385,007
  Class C                                                               1,934,386     20,659,552        2,250,600      25,819,882
  Class R                                                                 257,212      2,726,553          157,716       1,813,830
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                 428,158      4,578,317          410,709       4,717,255
  Class B                                                                  48,556        517,927           22,987         264,311
  Class C                                                                  95,115      1,014,087           89,793       1,029,146
  Class R                                                                  10,212        108,447           19,091         219,358
----------------------------------------------------------------------------------------------------------------------------------
                                                                       17,559,930    187,363,428       14,932,976     171,673,667
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                             (16,168,225)  (171,438,777)      (3,545,629)    (40,755,984)
  Class B                                                                (967,088)   (10,145,770)        (227,194)     (2,609,789)
  Class C                                                              (2,489,879)   (26,198,502)      (1,050,052)    (12,050,245)
  Class R                                                                (205,764)    (2,165,760)        (356,254)     (4,095,199)
----------------------------------------------------------------------------------------------------------------------------------
                                                                      (19,830,956)  (209,948,809)      (5,179,129)    (59,511,217)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                (2,271,026) $ (22,585,381)       9,753,847  $  112,162,450
==================================================================================================================================


                                                                                              Intermediate
                                                                      ------------------------------------------------------------
                                                                              Year Ended                        Year Ended
                                                                                4/30/00                          4/30/99
                                                                      --------------------------       ---------------------------
                                                                           Shares         Amount           Shares          Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Florida Intermediate:
   Class A                                                                     --  $          --          691,484  $    7,709,931
   Class C                                                                     --             --          407,786       4,549,343
   Class R                                                                     --             --           10,446         116,338
Shares sold:
   Class A                                                              1,649,511     17,041,794        1,262,418      13,969,292
   Class C                                                                563,833      5,833,982          308,307       3,423,835
   Class R                                                                 11,445        119,356           14,806         164,110
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                132,254      1,373,278           98,056       1,086,083
   Class C                                                                 21,185        220,220           11,658         129,379
   Class R                                                                  1,620         16,828            1,048          11,595
----------------------------------------------------------------------------------------------------------------------------------
                                                                        2,379,848     24,605,458        2,806,009      31,159,906
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                             (2,069,751)   (21,197,050)      (1,238,267)    (13,721,630)
   Class C                                                               (434,531)    (4,467,520)        (157,660)     (1,745,372)
   Class R                                                                 (5,370)       (54,684)         (17,438)       (192,538)
----------------------------------------------------------------------------------------------------------------------------------
                                                                       (2,509,652)   (25,719,254)      (1,413,365)    (15,659,540)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                  (129,804) $  (1,113,796)       1,392,644  $   15,500,366
==================================================================================================================================

_______
44

                                                                        Limited Term
                                                  --------------------------------------------------------
                                                          Year Ended                     Year Ended
                                                            4/30/00                        4/30/99
                                                  -----------------------        -------------------------
                                                  Shares           Amount         Shares         Amount
----------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                         9,240,097   $  97,155,925      8,690,653   $  94,938,574
  Class C                                         2,519,289      26,670,978      5,825,373      63,606,835
  Class R                                            13,313         139,816         96,702       1,051,179
Shares issued to shareholders due to
 reinvestment of distributions:
  Class A                                           813,547       8,594,221        879,078       9,602,882
  Class C                                           155,922       1,644,870        101,885       1,111,423
  Class R                                             1,820          19,290          2,265          24,727
-----------------------------------------------------------------------------------------------------------
                                                 12,743,988     134,225,100     15,595,956     170,335,620
-----------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                       (14,974,195)   (157,240,634)    (8,242,278)    (89,920,305)
  Class C                                        (3,301,074)    (34,601,230)      (977,837)    (10,657,258)
  Class R                                           (90,620)       (952,840)       (56,064)       (612,412)
-----------------------------------------------------------------------------------------------------------
                                                (18,365,889)   (192,794,704)    (9,276,179)   (101,189,975)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)                          (5,621,901)  $ (58,569,604)     6,319,777   $  69,145,645
===========================================================================================================

                                                                                          High Yield
                                                                                 -------------------------
                                                                                    For the Period 6/7/99
                                                                                       (commencement of
                                                                                      operations) through
                                                                                            4/30/00
                                                                                 -------------------------
                                                                                  Shares         Amount
-----------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                          372,419   $   6,981,810
  Class B                                                                          143,463       2,700,166
  Class C                                                                           89,209       1,682,683
  Class R                                                                          293,122       5,594,671
Shares issued to shareholders due to
reinvestment of distributions:
  Class A                                                                            1,545          28,819
  Class B                                                                            1,039          19,374
  Class C                                                                              686          12,769
  Class R                                                                              744          13,868
-----------------------------------------------------------------------------------------------------------
                                                                                   902,227      17,034,160
-----------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                          (90,790)     (1,684,324)
  Class B                                                                          (13,048)       (243,122)
  Class C                                                                               --              --
  Class R                                                                          (13,025)       (241,518)
-----------------------------------------------------------------------------------------------------------
                                                                                  (116,863)     (2,168,964)
-----------------------------------------------------------------------------------------------------------
Net increase                                                                       785,364   $  14,865,196
===========================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 2000, to shareholders of record on May 9, 2000, as follows:

                                   All-American        Intermediate       Limited Term       High Yield
-----------------------------------------------------------------------------------------------------------
Dividend per share:
  Class A                               $.0470             $.0415              $.0400          $.1000
  Class B                                .0405                N/A                 N/A           .0880
  Class C                                .0420              .0365               .0370           .0910
  Class R                                .0485              .0430               .0420           .1030
===========================================================================================================
N/A-Intermediate and Limited Term are not authorized to issue Class B Shares.

_____
45

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended April 30, 2000, were as follows:

                                                   All-American    Intermediate   Limited Term     High Yield
-------------------------------------------------------------------------------------------------------------
Purchases:

   Investments in municipal securities             $207,301,931     $13,354,516    $183,512,852   $19,687,009
   Temporary municipal investments                   72,220,000       6,050,000      58,830,000     1,000,000
Sales and maturities:
   Investments in municipal securities              234,301,287      14,664,939     240,235,083     4,677,941
   Temporary municipal investments                   72,220,000       7,050,000      58,830,000     1,000,000
=============================================================================================================

At April 30, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                   All-American    Intermediate   Limited Term     High Yield
-------------------------------------------------------------------------------------------------------------
                                                   $361,518,440     $57,314,453   $461,689,189    $14,981,946
=============================================================================================================

At April 30, 2000, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                   All-American    Intermediate   Limited Term     High Yield
-------------------------------------------------------------------------------------------------------------
     2003                                          $         --    $         --   $  3,801,908    $        --
     2008                                             5,472,809          71,322      1,014,670         23,319
-------------------------------------------------------------------------------------------------------------
     Total                                         $  5,472,809    $     71,322   $  4,816,578    $    23,319
=============================================================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at April 30, 2000, were as follows:

                                                   All-American    Intermediate   Limited Term     High Yield
-------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                    $  8,465,974    $    615,004   $  3,103,021    $   114,823
   depreciation                                     (17,767,657)     (1,836,711)    (9,401,916)      (399,527)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)         $ (9,301,683)   $ (1,221,707)  $ (6,298,895)   $  (284,704)
=============================================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser") a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                                                                                  All-American & Intermediate
Average Daily Net Assets                                                                       Management Fee
-------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                         .5000 of 1%
For the next $125 million                                                                          .4875 of 1
For the next $250 million                                                                          .4750 of 1
For the next $500 million                                                                          .4625 of 1
For the next $1 billion                                                                            .4500 of 1
For net assets over $2 billion                                                                     .4250 of 1
=============================================================================================================

                                                                                                 Limited Term
Average Daily Net Assets                                                                       Management Fee
-------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                         .4500 of 1%
For the next $125 million                                                                          .4375 of 1
For the next $250 million                                                                          .4250 of 1
For the next $500 million                                                                          .4125 of 1
For the next $1 billion                                                                            .4000 of 1
For net assets over $2 billion                                                                     .3750 of 1
=============================================================================================================

                                                                                                   High Yield
Average Daily Net Assets                                                                       Management Fee
-------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                         .6000 of 1%
For the next $125 million                                                                          .5875 of 1
For the next $250 million                                                                          .5750 of 1
For the next $500 million                                                                          .5625 of 1
For the next $1 billion                                                                            .5500 of 1
For net assets over $2 billion                                                                     .5250 of 1
=============================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

----
46

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended April 30, 2000, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                   All-American    Intermediate   Limited Term     High Yield
-------------------------------------------------------------------------------------------------------------
Sales charges collected                             $   336,687     $    13,895   $    135,664    $    32,118
Paid to authorized dealers                              336,687          13,895        135,664         31,059
=============================================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                   All-American    Intermediate   Limited Term     High Yield
-------------------------------------------------------------------------------------------------------------
Commission advances                                $    768,190    $    28,377    $    463,418    $   115,221
=============================================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares collect -ed during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 2000, the Distributor retained such 12b-1 fees as follows:

                                                   All-American    Intermediate   Limited Term     High Yield
-------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                $    418,242     $    24,616   $    177,355    $    14,561
=============================================================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended April 30, 2000, as follows:

                                                   All-American    Intermediate   Limited Term     High Yield
-------------------------------------------------------------------------------------------------------------
CDSC retained                                      $    218,920    $    13,737    $    151,331     $      686
=============================================================================================================

7. Composition of Net Assets

At April 30, 2000, each Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                   All-American    Intermediate   Limited Term     High Yield
-------------------------------------------------------------------------------------------------------------
Capital paid-in                                    $376,998,601     $57,274,165   $470,781,496    $14,965,197
Balance of undistributed net investment income            3,945           8,224        705,378         43,230
Accumulated net realized gain (loss) from
  investment transactions                            (9,177,949)       (236,706)    (6,060,622)      (134,825)
Net unrealized appreciation (depreciation) of
  investments                                        (5,596,542)     (1,056,323)    (5,054,851)      (173,199)
-------------------------------------------------------------------------------------------------------------
Net assets                                         $362,228,055     $55,989,360   $460,371,401    $14,700,403
=============================================================================================================

8. Investment Composition

At April 30, 2000, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                                   All-American    Intermediate   Limited Term     High Yield
-------------------------------------------------------------------------------------------------------------
Basic Materials                                               4%              1%            --%            10%
Capital Goods                                                --               3              2              2
Education and Civic Organizations                            11               8             12              8
Energy                                                        2               2              1             --
Healthcare                                                   13              18             18             18
Housing/Multifamily                                           5               3              9              6
Housing/Single Family                                        --               1              1              2
Long-Term Care                                                6               6              3             10
Tax Obligation/General                                        3              15              6              1
Tax Obligation/Limited                                       11               9             11              1
Transportation                                               10              17              6             15
U.S. Guaranteed                                              16               6              7             --
Utilities                                                    12               9             23             27
Water and Sewer                                               5               2              1             --
Other                                                         2              --             --             --
-------------------------------------------------------------------------------------------------------------
                                                            100%            100%           100%           100%
=============================================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (33% for All-American, 33% for Intermediate, 31% for Limited Term and 5% for High Yield). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

_____
47

                             Financial Highlights

         Selected data for a share outstanding throughout each period:

Class (Inception Date)

                                              Investment Operations                  Less Distributions
                                             -----------------------                --------------------
ALL-AMERICAN+                                          Net
                                                       Realized/
                                                       Unrealized
                       Beginning       Net             Invest-                  Net                              Ending
                       Net             Invest-         ment                     Invest-                          Net
Year Ended             Asset           ment            Gain                     ment        Capital              Asset     Total
April 30,              Value           Income          (Loss)         Total     Income      Gains      Total     Value     Return(a)
------------------------------------------------------------------------------------------------------------------------------------
Class A (10/88)
     2000              $11.43           $.56           $(1.08)        $(.52)    $(.56)      $ (.02)   $(.58)     $10.33     (4.48)%
     1999               11.32            .57              .12           .69      (.57)        (.01)    (.58)      11.43      6.23
     1998               10.90            .60              .51          1.11      (.60)        (.09)    (.69)      11.32     10.32
     1997 (d)           10.67            .55              .29           .84      (.55)        (.06)    (.61)      10.90      8.02
     1996 (e)           10.79            .61             (.12)          .49      (.61)          --     (.61)      10.67      4.64
     1995 (e)           10.61            .63              .18           .81      (.63)          --     (.63)      10.79      8.01

Class B (2/97)
     2000               11.44            .49            (1.09)         (.60)     (.48)        (.02)    (.50)      10.34     (5.21)
     1999               11.33            .49              .12           .61      (.49)        (.01)    (.50)      11.44      5.46
     1998               10.91            .51              .51          1.02      (.51)        (.09)    (.60)      11.33      9.51
     1997 (f)           10.98            .12             (.06)          .06      (.13)          --     (.13)      10.91       .54

Class C (6/93)
     2000               11.42            .51            (1.09)         (.58)     (.50)        (.02)    (.52)      10.32     (5.02)
     1999               11.31            .51              .12           .63      (.51)        (.01)    (.52)      11.42      5.69
     1998               10.89            .53              .52          1.05      (.54)        (.09)    (.63)      11.31      9.75
     1997 (d)           10.66            .50              .29           .79      (.50)        (.06)    (.56)      10.89      7.48
     1996 (e)           10.78            .55             (.12)          .43      (.55)          --     (.55)      10.66      4.07
     1995 (e)           10.60            .57              .18           .75      (.57)          --     (.57)      10.78      7.42

Class R (2/97)
     2000               11.44            .59            (1.08)         (.49)     (.59)        (.02)    (.61)      10.34     (4.29)
     1999               11.32            .60              .13           .73      (.60)        (.01)    (.61)      11.44      6.54
     1998               10.91            .61              .51          1.12      (.62)        (.09)    (.71)      11.32     10.45
     1997 (f)           10.99            .15             (.07)          .08      (.16)          --     (.16)      10.91       .69
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Ratios/Supplemental Data
                       -------------------------------------------------------------------------------------------------------------
                                       Before Credit/                    After                   After Credit/
                                       Reimbursement               Reimbursement (b)           Reimbursement (c)
                                   -----------------------      -----------------------      ----------------------
                                                  Ratio                         Ratio                       Ratio
                                                  of Net                        of Net                      of Net
                                                  Invest-                       Invest-                     Invest-
                                   Ratio of       ment          Ratio of        ment         Ratio of       ment
                                   Expenses       Income        Expenses        Income       Expenses       Income
                       Ending      to             to            to              to           to             to
                       Net         Average        Average       Average         Average      Average        Average     Portfolio
Year Ended             Asset       Net            Net           Net             Net          Net            Net         Turnover
April 30,              (000)       Assets         Assets        Assets          Assets       Assets         Assets      Rate
------------------------------------------------------------------------------------------------------------------------------------
Class A (10/88)
     2000             $259.004      .84%          5.28%          .84%           5.28%          .83%          5.29%         53%
     1999              312,238      .81           4.97           .80            4.98           .80           4.98          10
     1998              236,691      .81           5.27           .81            5.27           .81           5.27          20
     1997 (d)          216,575      .98*          5.43*          .87*           5.54*          .87*          5.54*         39
     1996 (e)          207,992     1.02           5.41           .83            5.60           .83           5.60          79
     1995 (e)          185,495     1.06           5.72           .76            6.02           .76           6.02          71

Class B (2/97)
     2000               32,536     1.59           4.54          1.59            4.54          1.58           4.55          53
     1999               31,804     1.55           4.22          1.54            4.23          1.54           4.23          10
     1998                8,706     1.56           4.47          1.56            4.47          1.56           4.47          20
     1997 (f)              711     1.55*          4.83*         1.55*           4.83*         1.55*          4.83*         39

Class C (6/93)
     2000               67,577     1.39           4.73          1.39            4.73          1.38           4.74          53
     1999               80,036     1.36           4.42          1.35            4.43          1.35           4.43          10
     1998               62,336     1.36           4.72          1.36            4.72          1.36           4.72          20
     1997 (d)           54,850     1.53*          4.88*         1.42*           4.99*         1.42*          4.99*         39
     1996 (e)           47,314     1.57           4.85          1.37            5.05          1.37           5.05          79
     1995 (e)           45,242     1.61           5.17          1.31            5.47          1.31           5.47          71

Class R (2/97)
    2000                 3,111      .64           5.50           .64            5.50           .63           5.51          53
    1999                 2,737      .62           5.16           .61            5.17           .61           5.17          10
    1998                 4,510      .61           5.42           .61            5.42           .61           5.42          20
    1997 (f)               183      .61*          5.95*          .61*           5.95*          .61*          5.95*         39
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized.
+ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship All-American.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement from the investment adviser, where applicable.
(d)  For the 11 months ended April 30.
(e)  For the year ended May 31.
(f)  From commencement of class operations as noted through April 30.

----
48

         Selected data for a share outstanding throughout each period:

Class (Inception Date)

                                              Investment Operations                  Less Distributions
                                             -----------------------                --------------------
INTERMEDIATE+                                          Net
                                                       Realized/
                                                       Unrealized
                       Beginning       Net             Invest-                  Net                              Ending
                       Net             Invest-         ment                     Invest-                          Net
Year Ended             Asset           ment            Gain                     ment        Capital              Asset     Total
April 30,              Value           Income          (Loss)         Total     Income      Gains      Total     Value     Return(a)
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
     2000              $11.00           $.50           $(.74)        $ (.24)    $(.50)      $(.15)    $(.65)    $10.11     (2.17)%
     1999               10.88            .49             .17            .66      (.50)       (.04)     (.54)     11.00      6.14
     1998               10.47            .52             .41            .93      (.52)         --      (.52)     10.88      8.97
     1997 (d)           10.27            .47             .20            .67      (.47)         --      (.47)     10.47      6.64
     1996 (e)           10.29            .51            (.02)           .49      (.51)         --      (.51)     10.27      4.84
     1995 (e)           10.16            .51             .13            .64      (.51)         --      (.51)     10.29      6.63

Class C (12/95)
     2000               11.02            .44            (.74)          (.30)     (.44)       (.15)     (.59)     10.13     (2.72)
     1999               10.89            .43             .18            .61      (.44)       (.04)     (.48)     11.02      5.66
     1998               10.47            .46             .42            .88      (.46)         --      (.46)     10.89      8.47
     1997 (d)           10.28            .44             .17            .61      (.42)         --      (.42)     10.47      6.00
     1996 (g)           10.57            .23            (.30)          (.07)     (.22)         --      (.22)     10.28     (1.78)*

Class R (2/97)
     2000               10.99            .52            (.73)          (.21)     (.52)       (.15)     (.67)     10.11     (1.91)
     1999               10.86            .52             .16            .68      (.51)       (.04)     (.55)     10.99      6.42
     1998               10.45            .54             .41            .95      (.54)         --      (.54)     10.86      9.17
     1997 (f)           10.60            .13            (.15)          (.02)     (.13)         --      (.13)     10.45      (.15)
====================================================================================================================================

                                                                 Ratios/Supplemental Data
                       -------------------------------------------------------------------------------------------------------------
                                       Before Credit/                    After                   After Credit/
                                       Reimbursement               Reimbursement (b)           Reimbursement (c)
                                   -----------------------      -----------------------      ----------------------
                                                  Ratio                         Ratio                       Ratio
                                                  of Net                        of Net                      of Net
                                                  Invest-                       Invest-                     Invest-
                                   Ratio of       ment          Ratio of        ment         Ratio of       ment
                                   Expenses       Income        Expenses        Income       Expenses       Income
                       Ending      to             to            to              to           to             to
                       Net         Average        Average       Average         Average      Average        Average     Portfolio
Year Ended             Asset       Net            Net           Net             Net          Net            Net         Turnover
April 30,              (000)       Assets         Assets        Assets          Assets       Assets         Assets      Rate
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
     2000            $44,675       1.07%          4.47%          .76%            4.78%         .74%          4.79%          22%
     1999             51,773        .98           4.32           .84             4.46          .84           4.46           23
     1998             42,339       1.03           4.52           .79             4.76          .79           4.76           20
     1997 (d)         40,906       1.18*          4.46*          .68*            4.96*         .68*          4.96*          26
     1996 (e)         46,742       1.17           4.31           .62             4.86          .62           4.86           81
     1995 (e)         42,069       1.24           4.45           .54             5.15          .54           5.15          102

Class C (12/95)
     2000             10,586       1.63           3.92          1.30             4.24         1.29           4.26           22
     1999              9,855       1.51           3.76          1.36             3.91         1.36           3.91           23
     1998              3,533       1.58           3.96          1.34             4.20         1.34           4.20           20
     1997 (d)          2,540       1.71*          3.90*         1.23*            4.38*        1.23*          4.38*          26
     1996 (g)          1,187       1.73*          3.68*         1.13*            4.28*        1.13*          4.28*          81

Class R (2/97)
     2000                728        .87           4.67           .56             4.99          .54           5.00           22
     1999                707        .78           4.52           .64             4.66          .64           4.66           23
     1998                602        .83           4.71           .59             4.95          .59           4.95           20
     1997 (f)            469        .82*          4.98*          .40*            5.40*         .40*          5.40*          26
====================================================================================================================================

*    Annualized.
+ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship Intermediate.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement from the investment adviser, where applicable.
(d)  For the 11 months ended April 30.
(e)  For the year ended May 31.
(f)  From commencement of class operations as noted through April 30.
(g)  From commencement of class operations as noted through May 31.

----
49

         Selected data for a share outstanding throughout each period:

Class (Inception Date)

                                               Investment Operations                 Less Distributions
                                       ------------------------------------         --------------------
LIMITED TERM+                                          Net
                                                       Realized/
                                                       Unrealized
                       Beginning       Net             Invest-                  Net                              Ending
                       Net             Invest-         ment                     Invest-                          Net
Year Ended             Asset           ment            Gain                     ment        Capital              Asset     Total
April 30,              Value           Income          (Loss)         Total     Income      Gains      Total     Value     Return(a)
------------------------------------------------------------------------------------------------------------------------------------
Class A (10/87)
     2000            $ 10.89           $  .49          $(.55)        $ (.06)    $(.48)       $ --     $ (.48)    $ 10.35    (.57)%
     1999              10.80              .49            .10            .59      (.50)         --       (.50)      10.89    5.57
     1998              10.61              .51            .19            .70      (.51)         --       (.51)      10.80    6.67
     1997 (d)          10.57              .46            .04            .50      (.46)         --       (.46)      10.61    4.78
     1996 (e)          10.65              .51           (.09)           .42      (.50)         --       (.50)      10.57    4.03
     1995 (e)          10.60              .51            .04            .55      (.50)         --       (.50)      10.65    5.41

Class C (12/95)
     2000              10.87              .45           (.54)          (.09)     (.44)         --       (.44)      10.34    (.82)
     1999              10.79              .45            .10            .55      (.47)         --       (.47)      10.87    5.13
     1998              10.60              .47            .19            .66      (.47)         --       (.47)      10.79    6.33
     1997 (d)          10.56              .44            .03            .47      (.43)         --       (.43)      10.60    4.49
     1996 (g)          10.76              .22           (.19)           .03      (.23)         --       (.23)      10.56     .46*

Class R (2/97)
     2000              10.87              .51           (.55)          (.04)     (.50)         --       (.50)      10.33    (.35)
     1999              10.78              .51            .11            .62      (.53)         --       (.53)      10.87    5.81
     1998              10.59              .53            .19            .72      (.53)         --       (.53)      10.78    6.87
     1997 (f)          10.73              .12           (.13)          (.01)     (.13)         --       (.13)      10.59    (.09)
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Ratios/Supplemental Data
                       -------------------------------------------------------------------------------------------------------------
                                       Before Credit/                    After                   After Credit/
                                       Reimbursement               Reimbursement (b)           Reimbursement (c)
                                   -----------------------      -----------------------      ----------------------
                                                  Ratio                         Ratio                       Ratio
                                                  of Net                        of Net                      of Net
                                                  Invest-                       Invest-                     Invest-
                                   Ratio of       ment          Ratio of        ment         Ratio of       ment
                                   Expenses       Income        Expenses        Income       Expenses       Income
                       Ending      to             to            to              to           to             to
                       Net         Average        Average       Average         Average      Average        Average     Portfolio
Year Ended             Asset       Net            Net           Net             Net          Net            Net         Turnover
April 30,              (000)       Assets         Assets        Assets          Assets       Assets         Assets      Rate
------------------------------------------------------------------------------------------------------------------------------------
Class A (10/87)
     2000            $ 382,808       .73%         4.63%           .73%          4.63%          .73%           4.63%       37%
     1999              456,171       .77          4.45            .77           4.45           .77            4.45        16
     1998              438,134       .77          4.70            .77           4.70           .77            4.70        30
     1997 (d)          425,401       .82*         4.74*           .80*          4.76*          .80*           4.76*       29
     1996 (e)          489,157       .84          4.72            .79           4.77           .79            4.77        39
     1995 (e)          569,196       .82          4.80            .74           4.88           .74            4.88        20

Class C (12/95)
     2000               77,228      1.08          4.28           1.08           4.28          1.08            4.28        37
     1999               88,044      1.12          4.09           1.12           4.09          1.12            4.09        16
     1998               33,952      1.12          4.35           1.12           4.35          1.12            4.35        30
     1997 (d)           23,551      1.12*         4.43*          1.11*          4.44*         1.11*           4.44*       29
     1996 (g)           15,415      1.43*         3.93*          1.19*          4.17*         1.19*           4.17*       39

Class R (2/97)
     2000                  335       .53          4.81            .53           4.81           .53            4.81        37
     1999                1,173       .57          4.64            .57           4.64           .57            4.64        16
     1998                  701       .59          4.86            .59           4.86           .59            4.86        30
     1997 (f)               40       .55*         5.07*           .55*          5.07*          .55*           5.07*       29
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized.
+ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship Limited Term.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(b)  After expense reimbursement from the Investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement from the investment adviser, where applicable.
(d)  For the 11 months ended April 30.
(e)  For the year ended May 31.
(f) From commencement of class operations as noted through April 30. (g) From commencement of class operations as noted through May 31.

----
50

         Selected data for a share outstanding throughout each period:

Class (Inception Date)

                          Investment Operations          Less Distributions
                          ---------------------          ------------------



HIGH YIELD                                          Net
                                               Realized/
                                             Unrealized
                       Beginning       Net      Invest-                 Net                   Ending
                             Net   Invest-         ment             Invest-                      Net
Year Ended                 Asset      ment         Gain                ment  Capital           Asset
April 30,                  Value    Income        (Loss)      Total  Income    Gains  Total    Value
-----------------------------------------------------------------------------------------------------
Class A (6/99)
    2000 (d)               $20.00   $1.06       $(1.61)     $(.55)   $(.85)    $ --   $(.85)   $18.60

Class B (6/99)
    2000 (d)                20.00     .93        (1.61)      (.68)    (.74)      --    (.74)    18.58

Class C (6/99)
    2000 (d)                20.00     .96        (1.60)      (.64)    (.77)      --    (.77)    18.59

Class R (6/99)
    2000 (d)                20.00    1.05        (1.56)      (.51)    (.88)      --    (.88)    18.61
=====================================================================================================

                                                                      Ratio/Supplemental Data
                                 --------------------------------------------------------------------------------------------------
                                               Before Credit/                 After                   After Credit/
                                               Reimbursement              Reimbursement (b)         Reimbursement (c)
                                            --------------------     -----------------------     -----------------------
                                                           Ratio                       Ratio                       Ratio
                                                          of Net                      of Net                      of Net
                                                         Invest-                     Invest-                     Invest-
                                            Ratio of        ment     Ratio of           ment     Ratio of           ment
                                            Expenses      Income     Expenses         Income     Expenses         Income
                                 Ending           to          to           to             to           to             to
                                    Net      Average      Average     Average        Average      Average        Average  Portfolio
                       Total     Assets          Net          Net         Net            Net          Net            Net   Turnover
                  Return (a)      (000)       Assets       Assets      Assets         Assets       Assets         Assets       Rate
------------------------------------------------------------------------------------------------------------------------------------
Class A (6/99)
      2000 (d)        (2.69)%    $5,291          2.03%*     4.95%*          .93%*       6.05%*          .72%*       6.26%*     56%

Class B (6/99)
      2000 (d)        (3.36)      2,465          2.82*      4.10*          1.68*        5.25*          1.46*        5.47*      56

Class C (6/99)
      2000 (d)        (3.16)      1,694          2.66*      4.27*          1.48*        5.46*          1.26*        5.67*      56

Class R (6/99)
      2000 (d)        (2.50)      5,249          2.19*      4.49*           .74*        5.94*           .53*        6.16*      56
====================================================================================================================================

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c) After custodian fee credit and expense reimbursement from the investment adviser, where applicable.

(d) For the period June 7, 1999 (commencement of operations) through April 30, 2000.


     ______
     51

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Flagship Municipal Trust:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship All-American Municipal Bond Fund, Nuveen Flagship Intermediate Municipal Bond Fund, Nuveen Flagship Limited Term Municipal Bond Fund and Nuveen High Yield Municipal Bond Fund (collectively, the "Funds") (four of the portfolios constituting the Nuveen Flagship Municipal Trust (a Massachusetts business Trust)), as of April 30, 2000, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Funds for the years ended April 30, 1997 and prior were audited by other auditors whose report dated June 13, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship All-American Municipal Bond Fund, Nuveen Flagship Intermediate Municipal Bond Fund, Nuveen Flagship Limited Term Municipal Bond Fund and Nuveen High Yield Municipal Bond Fund of the Nuveen Flagship Municipal Trust as of April 30, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP

Chicago, Illinois
June 20, 2000


----
52

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family
of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income

Income Fund
Floating Rate Fund(1)

Tax-Free Income

National Funds

High Yield
Long-Term
Insured Long Term
Intermediate-Term
Limited-Term

State Funds

Arizona
California(2)
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts(2)
Michigan
Missouri
New Jersey
New
Mexico
New York(2)
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial advisor a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring experienced investment managers including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. Nuveen's managers give you all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

____
53

        Serving
Investors

        For Generations

A 100-Year Tradition of Quality Investments

[Photo of John Nuveen Sr, appears here]
John Nuveen, Sr.

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

Nuveen Investments
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com